UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21910
                                                     ---------------------------

                      Claymore Exchange-Traded Fund Trust 2
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               J. Thomas Futrell,
                   2455 Corporate West Drive, Lisle, IL 60532
               ---------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           ---------------------

                         Date of fiscal year end: May 31
                                                 -------

                   Date of reporting period: November 30, 2008
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

       SEMIANNUAL
           REPORT
November 30, 2008
      (Unaudited)

Photo: Claymore ETF, Access to Innovation

Claymore Exchange-Traded Fund Trust 2

TAO | CLAYMORE/ALPHASHARES CHINA REAL ESTATE ETF

HAO | CLAYMORE/ALPHASHARES CHINA SMALL CAP INDEX ETF

FRN | CLAYMORE/BNY MELLON FRONTIER MARKETS ETF

EXB | CLAYMORE/CLEAR GLOBAL EXCHANGES, BROKERS & ASSET MANAGERS INDEX ETF

CUT | CLAYMORE/CLEAR GLOBAL TIMBER INDEX ETF

SEA | CLAYMORE/DELTA GLOBAL SHIPPING INDEX ETF

ROB | CLAYMORE/ROBB REPORT GLOBAL LUXURY INDEX ETF

ENY | CLAYMORE/SWM CANADIAN ENERGY INCOME INDEX ETF

CRO | CLAYMORE/ZACKS COUNTRY ROTATION ETF

HGI | CLAYMORE/ZACKS INTERNATIONAL MULTI-ASSET INCOME INDEX ETF


LOGO: CLAYMORE (R)

CONTENTS
--------------------------------------------------

DEAR SHAREHOLDER                                 3

ECONOMIC AND MARKET OVERVIEW                     4

MANAGEMENT DISCUSSION OF FUND PERFORMANCE        5

FUND SUMMARY & PERFORMANCE                      16

OVERVIEW OF FUND EXPENSES                       29

PORTFOLIO OF INVESTMENTS                        31

STATEMENT OF ASSETS AND LIABILITIES             48

STATEMENT OF OPERATIONS                         50

STATEMENT OF CHANGES IN NET ASSETS              52

FINANCIAL HIGHLIGHTS                            56

NOTES TO FINANCIAL STATEMENTS                   66

SUPPLEMENTAL INFORMATION                        71

BOARD CONSIDERATIONS REGARDING APPROVAL OF
   INVESTMENT ADVISORY AGREEMENT                73

REPORT OF NOMINATING AND GOVERNANCE COMMITTEE
   IN CONNECTION WITH THE ANNUAL REVIEW OF THE
   INVESTMENT ADVISORY AGREEMENTS               75

TRUST INFORMATION                               79

ABOUT THE FUND MANAGER                  Back Cover


                     www.claymore.com
         ... YOUR ROAD TO THE LATEST,
MOST UP-TO-DATE INFORMATION ABOUT THE
CLAYMORE EXCHANGE-TRADED FUND TRUST 2

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM, you will find:

o Daily and historical fund pricing, fund returns, portfolio holdings and characteristics and distribution history.

o    Investor guides and fund fact sheets.

o Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on each Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.



2 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2

Dear SHAREHOLDER |


Dear Shareholder,

As adviser to the Funds, Claymore Advisors, LLC ("Claymore") is pleased to present the semi-annual shareholder report for 10 of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of the following Funds for the six months ended November 30, 2008.

     o    Claymore/AlphaShares China Real Estate ETF (ticker: "TAO")

     o    Claymore/AlphaShares China Small Cap Index ETF (ticker: "HAO")(1)

     o Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF(1) (ticker: "EXB")

     o    Claymore/Clear Global Timber Index ETF (ticker: "CUT")(1)

     o    Claymore/Robb Report Global Luxury Index ETF (ticker: "ROB")

     o    Claymore/SWM Canadian Energy Income Index ETF (ticker: "ENY")(1)

     o    Claymore/Zacks Country Rotation ETF (ticker: "CRO")(1)

     o    Claymore/Zacks International Multi-Asset Income Index ETF (ticker:
          "HGI") (1),(2)

In addition, this report covers performance for the following Funds from their inception dates through November 30, 2008:

     o Claymore/BNY Mellon Frontier Markets ETF (ticker: "FRN") commenced operations on June 12, 2008.

     o Claymore/Delta Global Shipping Index ETF (ticker: "SEA") commenced operations on August 25, 2008

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund's fees and expenses, of its respective underlying index as named in its prospectus.

Claymore currently offers ETFs with a wide range of domestic and global themes. We have partnered with a diverse group of index providers to create what we believe to be some of the most distinctive ETFs presently available. The index providers use defined selection methodologies in the creation of their indices. Unlike ETFs that track traditional indices representing broad market participation, the indices that many of Claymore's U.S.-listed ETFs track seek to capture the investment potential of unique strategies. We believe that a strategy driven, quantitative process provides a disciplined investment approach to help meet investment goals over various market cycles.

To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance sections for each ETF, which begin on page 5.

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

----------------------

(1) This Fund's listing exchange has changed from the American Stock Exchange ("AMEX") to the NYSE Alternext US.

(2) Prior to November 3, 2008, the Claymore/Zacks International Multi-Asset Income Index ETF was named the Claymore/Zacks International Yield Hog Index ETF.

                                       SemiAnnual Report | November 30, 2008 | 3

Claymore Exchange-Traded Fund Trust 2

Economic and MARKET OVERVIEW |

--------------------------------------------------------------------------------

ECONOMIC AND MARKET OVERVIEW

During the six-month period ended November 30, 2008, there was a pronounced slowdown in economic activity in the U.S. and throughout the world. Both credit and debt markets deteriorated significantly.

In the U.S., the combination of the housing slump, rising unemployment, a severe credit crunch and falling equity prices has caused a loss of consumer confidence, which fell to an all-time low in October. Personal consumption fell sharply in the third quarter of 2008 and appears likely to fall again in the fourth quarter. Business investment has weakened, as even those firms in solid financial condition have become reluctant to expand in an environment of uncertain demand and tight credit. Exports, which have been an important source of growth in the U.S. economy, have been hurt by a firming dollar and weakening growth abroad, especially in developing nations.

During November, a panel of the National Association for Business Economists ("NABE") dramatically reduced growth expectations for the remainder of 2008 and for 2009. Following a small contraction in the third quarter of 2008, the NABE forecasters expect real GDP to decline at a 2.6% rate in the fourth quarter, implying growth of just 0.2% for the full year 2008. A more pessimistic view of consumer spending accounted for most of the downward revision. At that time, 96% of the NABE panelists believed that a recession had begun, and that belief was confirmed on December 1, 2008, when the Business Cycle Dating Committee of the National Bureau of Economic Research made the official announcement that an economic recession began in the U.S. in December 2007. With the recession continuing into 2009, the NABE panelists expect growth in 2009 to be just 0.7%. This would represent the slowest growth over a two-year period since the early 1980s.

The Federal Reserve Board (the "Fed") and the U.S. Treasury have taken aggressive action to attempt to return credit markets to normalcy and to stimulate economic growth. In addition to the highly stimulative monetary policy, fiscal stimulus in the form of government spending programs is likely under the new Congress and White House controlled by Democrats.

Financial markets became extremely risk-averse in recent months, as demonstrated by unusually wide credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions, and a highly volatile equity market. Dramatic and widely publicized failures, emergency mergers and bail-outs of prominent financial firms added to the general malaise.

In this challenging economic and market environment, essentially all U.S. equity indices posted negative returns for the six months ended November 30, 2008. The return of the Standard & Poor's 500 Index ("S&P 500"), a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries, was -35.20%. The weakest sectors within the S&P 500 were financials and materials, each of which was down more than 50% for the six-month period; the strongest sector was consumer staples, down approximately 19%.

World equity markets as a group were even weaker than the U.S. market. The total return of the Morgan Stanley Capital International ("MSCI") World Index, a float-adjusted capitalization-weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world, was -40.79% for the six months ended November 30, 2008. Return of the MSCI Europe, Australasia and Far East ("EAFE") Index, an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Pacific Basin was -44.89% for the same period. Returns of both of these indices are quoted in dollars. Most European markets were down, as reflected by the -31.88% return of FTSE Eurotop 100, an index of the 100 most-traded European stocks. Markets in emerging markets tended to be even weaker than in developed nations, as growth slowed sharply in these formerly robust economies. Return of the MSCI Emerging Markets Index, which measures market performance in global emerging markets, measured in local currency was -46.72%.

The major theme in the bond market over the past year has been that bonds with the highest credit ratings, especially U.S. Treasury bonds, which are assumed to carry no credit risk, have performed very well, while most other bonds have performed poorly. The Barclays Treasury Composite Index, formerly the Lehman Treasury Composite Index, which measures performance of U.S. Treasury notes with a variety of maturities, returned 8.46%. Investment-grade corporate bonds performed poorly for most of the period, then rallied in November; the Barclays Capital U.S. Aggregate Bond Index, formerly the Lehman Brothers U.S. Aggregate Index, which measures performance of the U.S. bond market as a whole, returned 0.24% for the period. Credit spreads (the difference between Treasury securities and bonds that carry credit risk) have been at or near historically wide levels through most of the period, and bonds with below investment- grade credit ratings generally performed poorly, as investors shied away from risk. Return of the Credit Suisse High Yield Index, which measures performance of high yield bonds, was -30.99%. All indices are unmanaged and it is not possible to invest directly in an index.


4 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2

Management Discussion of FUND PERFORMANCE |


TAO | Claymore/AlphaShares China Real Estate ETF

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FUND OVERVIEW

THE CLAYMORE/ALPHASHARES CHINA REAL ESTATE ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the "Index").

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts ("REITs") deriving a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong and Macau. The Index was created by AlphaShares, LLC ("AlphaShares"), the Fund's index provider, and is maintained by Standard & Poor's, the Index administrator. The Index will include equity securities of companies of all capitalizations, as defined by AlphaShares. AlphaShares does not guarantee the inclusion of all relevant securities in the Index. The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs"), American depositary shares ("ADSs"), global depositary receipts ("GDRs") and international depositary receipts ("IDRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -51.51%, representing a change in market price to $10.14 on November 30, 2008 from $20.91 on May 31, 2008. On an NAV basis, the Fund generated a total return of -51.84%, representing a change in NAV to $9.96 on November 30, 2008 from $20.68 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the AlphaShares China Real Estate Index returned -51.37% and the Morgan Stanley Capital International ("MSCI") China Index returned -46.99% for the same period. The MSCI China Index is an unmanaged, capitalization-weighted index that monitors the performance of stocks from the country of China. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.3830 per share on December 31, 2008.


--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

Since essentially all of the Fund's investments are in the real estate holding and development subsector, performance is driven mainly by individual positions in this subsector. For the six-month period ended November 30, 2008, all of the sectors in which the Fund had investments had negative returns.

Holdings that detracted least from performance included China Resources Land Ltd. (4.0% of total investments), a Hong Kong-based investment holding company focused on property development, investment and management; Beijing Capital Land Ltd. (0.2% of total investments), an investor and developer of middle- to high-end real estate properties in China; and Beijing North Star Co. Ltd., a company that engages in property development, property investment, and retail operations in China (0.2% of total investments). Positions that detracted most from performance included Kerry Properties (2.9% of total investments), a company whose major lines of business include property development, investment and management as well as logistics and warehousing; Sino Land Co. (2.8% of total investments), a Hong Kong investment holding company; and New World Development Co. Ltd. (2.9% of total investments), an investment holding company with operations in real estate development, contracting and other services.


                                       SemiAnnual Report | November 30, 2008 | 5

Claymore Exchange-Traded Fund Trust 2 |
MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

HAO | Claymore/AlphaShares China Small Cap Index ETF


--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/ALPHASHARES CHINA SMALL CAP INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the "Index").

The Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. For inclusion in the Index, AlphaShares, Inc. ("AlphaShares"), the Fund's index provider, defines small-capitalization companies as those companies with a maximum $1.5 billion market capitalization. AlphaShares does not guarantee the inclusion of all relevant securities in the Index. The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs"), American depositary shares ("ADSs"), global depositary receipts ("GDRs") and international depositary receipts ("IDRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -54.45%, representing a change in market price to $11.11 on November 30, 2008 from $24.39 on May 31, 2008. On an NAV basis, the Fund generated a total return of -52.87%, representing a change in NAV to $11.33 from $24.04 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the AlphaShares China Small Cap Index returned -52.67% and the Morgan Stanley Capital International ("MSCI") China Index returned -46.99% for the same period. The MSCI China Index is an unmanaged, capitalization-weighted index that monitors the performance of stocks from the country of China. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund announced an annual distribution of $0.0950 per share payable on December 31, 2009.


--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
For the six-month period ended November 30, 2008, all of the sectors in which the Fund had investments had negative returns. The telecommunications and utilities sectors detracted least from returns while the industrials and consumer goods sectors detracted most.

Holdings that detracted least from performance China Huiyuan Juice Group Ltd. (2.0% of total investments), a manufacturer of juice beverages in China; Guangdong Investment Co. (2.5% of total investments), a China-based property holding and investment company focused on infrastructure and energy projects; and AsiaInfo Holdings Inc. (1.0% of total investments), a provider of software solutions and information technology security products and services in China. Positions that detracted from performance include Chaoda Modern Agriculture (Holdings) Ltd. (3.5% of total investments), a rapidly expanding company that grows vegetables and other agricultural products throughout China; China Shipping Container Lines Co. Ltd.(1.3% of total investments), which owns, charters and operates container vessels for marine transportation through more than 300 agency points in main trade areas worldwide; and Citic Resources Holdings Ltd. (0.6% of total investments), a manufacturer of plywood used in the production of furniture and veneers.


6 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 |
MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

FRN | Claymore/BNY Mellon Frontier Markets ETF


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FUND OVERVIEW

THE CLAYMORE/BNY MELLON FRONTIER MARKETS ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The Bank of New York Mellon New Frontier DR Index (the "Index").

The Index is composed of all liquid (as defined by the Bank of New York Mellon, the Fund's index provider) American depositary receipts ("ADRs") and global depositary receipts ("GDRs") of certain countries that are represented in the Index. The Index tracks the performance of depositary receipts, in ADR or GDR form, that trade on the London Stock Exchange ("LSE"), New York Stock Exchange ("NYSE"), the NYSE Arca, Inc. ("NYSE Arca"), and Nasdaq Stock Market ("NASDAQ") of companies from countries that are defined as the "Frontier Market." The Bank of New York Mellon defines Frontier Market countries based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. The universe of potential Index constituents includes all liquid ADRs and GDRs that meet the criteria set forth with respect to trading volume, market capitalization and price. Potential Index constituents include securities with market capitalizations greater than $100 million, which may include securities of all market capitalizations, as defined by the index provider. The Fund will normally invest at least 80% of its total assets in ADRs and GDRs that comprise the Index. The Fund also will normally invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the index provider from time to time in the manner set forth in the preceding information.

The Fund may invest directly in one or more underlying stocks represented by the ADRs or GDRs comprising the Index under the following limited circumstances: (a) when market conditions result in the underlying stock providing improved liquidity relative to the ADR or GDR; (b) when an ADR or GDR is trading at a significantly different price than its underlying stock; or (c) the timing of trade execution is improved due to the local market in which an underlying stock is traded being open at different times than the market in which the stock's corresponding ADR or GDR is traded The Fund will at all times invest at least 80% of its total assets in component securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index (including underlying stocks in respect of ADRs or GDRs that comprise the Index). Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the abbreviated semi-annual fiscal period from the Fund's inception date of June 12, 2008 through November 30, 2008.

On a market price basis, the Fund generated a total return of -50.57%, representing a change in market price to $12.03 on November 30, 2008 from $24.34 at inception. On an NAV basis, the Fund generated a total return of -50.94%, representing a change in NAV to $11.94 on November 30, 2008 from $24.34 at inception. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, The Bank of New York Mellon New Frontier DR Index returned -49.37% and the Morgan Stanley Capital International ("MSCI") Emerging Markets Index returned -52.88% from the Fund's inception date through November 30, 2008. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.0890 per share on December 31, 2008.


--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the period from the Fund's inception date through November 30, 2008, the health care sector made positive contributions to return; returns of all other sectors were negative. The financials sector was the greatest detractor.

Holdings that contributed positively to performance included Zentiva (no longer held in portfolio at period end), a company that provides development, manufacturing and marketing of generic pharmaceuticals for patients in Central and Eastern Europe; Hrvatski Telekom (not in portfolio at period end), a Croatia-based national telecommunications company; and Compania de Telecomunicaciones de Chile S.A. (not in portfolio at period end), a provider of local phone access and long-distance services. Positions that detracted from performance included Orascom Construction (3.6% of total investments), an Egypt-based contractor that handles large industrial, commercial and infrastructure projects in Europe, the Middle East and North Africa; Orascom Telecom (4.2% of total investments), a provider of wireless communications and Internet service in the Middle East; and Bank Pekao SA GDR (7.8% of total investments), a Poland-based provider of retail, corporate and investment banking services.


                                       SemiAnnual Report | November 30, 2008 | 7

Claymore Exchange-Traded Fund Trust 2 |
MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

EXB | Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/CLEAR GLOBAL EXCHANGES, BROKERS & ASSET MANAGERS INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Clear Global Exchanges, Brokers & Asset Managers Index ("Index").

The Index is comprised of approximately 100 equity securities traded on global exchanges, including master limited partnerships ("MLPs"), as well as American depositary receipts ("ADRs") and global depositary receipts ("GDRs") of companies that operate a security exchange or brokerage/asset management firm as a primary business. The companies in the Index are intended to be representative of the highest ranking stocks in the global universe of companies engaged in these businesses as determined through independent research provided by Clear Indexes LLC ("Clear"), the Fund's index provider. The Index may include large-capitalization, mid-capitalization and small-capitalization companies as defined by Clear. The Fund will at all times invest at least 90% of its total assets in equity securities, MLPs, ADRs and GDRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -55.72%, representing a change in market price to $9.63 on November 30, 2008 from $21.75 on May 31, 2008. On an NAV basis, the Fund generated a total return of -54.71%, representing a change in NAV to $9.82 on November 30, 2008 from $21.68 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Clear Global Exchanges, Brokers & Asset Managers Index returned -54.41% and the Dow Jones World Financials Index returned -50.54% for the same period. The Dow Jones World Financials Index is an index consisting of companies whose primary source of profits is the return on financial assets around the world. The index is quoted in U.S. dollars. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.6670 per share on December 31, 2008.


--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

Since essentially all of the Fund's investments are in the financial sector, performance is driven mainly by the returns of sub-sectors of the financial sector and by individual positions. The financial sector performed poorly during the six-month period ended November 30, 2008, reflecting the continued market imbalances and liquidity issues that originated in the U.S. and subsequently spread to other world markets. The Fund's weakest sub-sectors were the investment services and asset managers sub-sectors, while the strongest was the real estate holding & development subsector.

Holdings that detracted least from performance included Osaka Securities Exchange Co. Ltd. (0.8% of total investments), a Japan-based securities exchange, kabu.com Securities Co. Ltd. (0.4% of total investments), a financial services company, and Greenhill & Co. (0.4% of total investments), an independent investment banking firm focused on mergers, acquisitions, restructuring and related matters. Positions that detracted from performance include Merrill Lynch & Co. Inc. (5.7% of total investments), an investment banking and brokerage firm purchased by Bank of America in September 2008, CME Group, (6.2% of total investments) a holdings company offering a wide range of products across all asset classes, and Nomura Holdings Inc. (4.2% of total investments), a Japan-based securities and investment banking firm with operations worldwide.


8| SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 |
MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

CUT | Claymore/Clear Global Timber Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/CLEAR GLOBAL TIMBER INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Clear Global Timber Index (the "Index").

All stocks in the Index are selected from the universe of global timber companies. Clear Indexes LLC ("Clear"), the Fund's index provider, defines global timber companies as firms who own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging. Potential Index constituents include securities with market capitalizations greater than $300 million, which includes securities of all market capitalizations, as determined by Clear. Clear does not guarantee the inclusion of all relevant companies in the Index. The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -50.88%, representing a change in market price to $10.93 on November 30, 2008 from $22.25 on May 31, 2008. On an NAV basis, the Fund generated a total return of -49.66%, representing a change in NAV to $11.09 on November 30, 2008 from $22.03 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Clear Global Timber Index returned -49.40% and the Dow Jones World Forestry & Paper Index returned -36.67% for the same period. The Dow Jones World Forestry & Paper Index is a float-adjusted capitalization-weighted index that provides a broad measure of the world forestry and paper markets. According to Dow Jones, the index consists of owners and operators of timber tracts, forest tree nurseries and sawmills excluding providers of finished wood products such as wooden beams, which are classified under Building Materials & Fixtures. Additionally, the index includes producers, converters, merchants and distributors of all grades of paper excluding makers of printed forms, which are classified under Business Support Services, and manufacturers of paper items such as cups and napkins, which are classified under Nondurable Household Products. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.4080 per share on December 31, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

Approximately 70% of the Fund's portfolio is invested in the forestry and paper sub-sectors of the basic materials industry sector; results of these two sub-sectors, both of which had negative returns for the six-month period ended November 30, 2008, detracted the most from the Fund's performance. Positions in the consumer goods and financials sectors, both of which also had negative returns, detracted the least from performance.

Holdings that detracted least from performance included Hokuetsu Paper Mills Ltd. (7.0% of total investments), a Japan-based paper manufacturer; Wausau Paper Corp. (1.1% of total investments), a Wisconsin-based company that manufactures, converts and sells paper and paper products; and Oji Paper Co., Ltd. (6.8% of total investments), a Japan-based paper manufacturer engaged in paper and pulp products, timber and maintenance of forest resources as well as sale of imported and domestic lumber. Positions that detracted from performance included Aracruz Celulose SA (1.3% of total investments) and Votorantim Celulose e Papel SA (2.2% of total investments), both companies are Brazil-based and produce bleached hardwood craft market pulp with a focus on eucalyptus pulp used to produce a range of paper products; and Gunns Ltd. (4.6% of total investments), a company engaged in forest management and development, milling, processing, merchandising and export of wood products and merchandising of hardware and building supplies.


                                       SemiAnnual Report | November 30, 2008 | 9

Claymore Exchange-Traded Fund Trust 2 |
MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

SEA | Claymore/Delta Global Shipping Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/DELTA GLOBAL SHIPPING INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called Delta Global Shipping Index (the "Index").

The Index is designed to measure the performance of companies listed on global developed-market exchanges within the maritime shipping industry. Delta Global Indices, LLC, the Fund's index provider (the "Index Provider"), defines the shipping industry to include companies within the following business segments of the maritime shipping industry: companies deriving a significant portion (in excess of 80%) of their revenues (as defined in the prospectus under Index Construction) from the seaborne transport of dry bulk goods and the leasing and/or operating of tanker ships, container ships, specialty chemical ships and ships that transport liquid natural gas ("LNG") or dry bulk goods.
The index provider defines developed markets as countries with western-style legal systems, transparent financial rules for financial reporting and sophisticated, liquid and accessible stock exchanges with readily-exchangeable currencies. The market capitalizations of stocks included in the Index includes small-, mid- and large-capitalization stocks as defined by the index provider. The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the abbreviated semi-annual fiscal period from the Fund's inception date of August 25, 2008 through November 30, 2008.

On a market price basis, the Fund generated a total return of -62.55%, representing a change in market price to $9.33 on November 30, 2008 from $25.12 at inception. On an NAV basis, the Fund generated a total return of -61.78%, representing a change in NAV to $9.52 on November 30, 2008 from $25.12 at inception. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Delta Global Shipping Index returned -61.85% and the Morgan Stanley Capital International ("MSCI") World Index returned -32.77% from the Fund's inception through November 30, 2008. The MSCI World Index is a float-adjusted capitalization-weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made quarterly distributions of $0.1470 per share on September 30, 2008 and $0.2950 per share on December 31, 2008.


--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

Since essentially all of the Fund's investments are in marine transportation, performance is driven mainly by individual positions in this subsector. For the period from the Fund's inception date through November 30, 2008, the sectors in which the Fund had investments had negative returns.

Holdings that detracted least from performance included Nippon Yusen K.K. (4.3% of total investments), a Japan-based shipping line providing container transportation as well as cruise lines; DHT Maritime Inc. (6.3% of total investments), a UK-based marine transportation company; and Kawasaki Kisen Kaisha Ltd. (3.7% of total investments), a Japan-based marine transportation company. Positions that detracted from performance included Golden Ocean Group Ltd. (1.9% of total investments), a Bermuda-based dry bulk shipping company; OceanFreight Inc. (2.0% of total investments), an Athens-based provider of marine transportation of both dry bulk and crude oil cargoes; and Star Bulk Carriers Corp. (2.5% of total investments), also an Athens-based dry bulk marine carrier.


10 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 |
MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

ROB | Claymore/Robb Report Global Luxury Index ETF


--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/ROBB REPORT GLOBAL LUXURY INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Robb Report Global Luxury Index (the "Index").

The Index is comprised of no fewer than 20 and up to 100 equity securities traded on major global developed market exchanges, as well as American depositary receipts ("ADRs") and global depositary receipts ("GDRs") of companies whose primary business is the provision of global luxury goods and services. These may include retailers, manufacturers (which may include automobiles, boats, aircraft, and consumer electronics), travel and leisure firms, and investment and other professional services firms. The designation of such firms as "luxury" is determined by the publisher of the Robb Report Magazine, CurtCo Robb Media, LLC (the "Robb Report"), the Fund's index provider. Robb Report generally defines "developed markets" as countries whose economies have high income levels, strong legal protection and sophisticated stock exchanges. The Fund will at all times invest at least 90% of its total assets in common stock and ADRs and GDRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -52.06%, representing a change in market price to $10.68 on November 30, 2008 from $22.28 on May 31, 2008. On an NAV basis, the Fund generated a total return of -51.53%, representing a change in NAV to $10.76 on November 30, 2008 from $22.20 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Robb Report Global Luxury Index returned -50.83% and the Morgan Stanley Capital International ("MSCI") World Index returned -40.79% for the same period. The MSCI World Index is a float-adjusted capitalization-weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.2880 per share on December 31, 2008.


--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

Since more than half of the Fund's assets are invested in the consumer goods sector, positions in this sector generally drive performance. Other sectors represented are financials, consumer services, industrials and basic materials. All of the sectors in which the Fund had investments had negative returns for the six-month period ended November 30, 2008. The basic materials sector detracted least from performance while the consumer goods sector detracted most.

Holdings that detracted least from performance included Harry Winston Diamond Corp. (0.2% of total investments), a specialist diamond company with assets in both mining and retail segments of the diamond industry; Rodriguez Group (no longer held in portfolio at period end), a France-based manufacturer of luxury yachts; and Credit Suisse Group AG (no longer held in portfolio at period end), a global financial services company advising clients in all aspects of finance. Positions that detracted most from performance included Wynn Resorts Ltd. (3.7% of total investments), a developer, owner and operator of high end hotels and casinos; PPR (3.4% of total investments), a French company that specializes in retail and distribution of luxury goods under brand names including Gucci, Yves Saint Laurent, Bottega Veneta and Balenciaga; and Bayerische Motoren Werke AG (4.2% of total investments), the Munich-based auto manufacturer focusing on premium segments of automobile and motorcycle markets.


                                      SemiAnnual Report | November 30, 2008 | 11

Claymore Exchange-Traded Fund Trust 2 |
MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

ENY | Claymore/SWM Canadian Energy Income Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/SWM CANADIAN ENERGY INCOME INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sustainable Canadian Energy Income Index (the "Index").

The Index is comprised of 30 stocks selected, based on investment and other criteria, from a universe of companies listed on the Toronto Stock Exchange (the "TSX"), NYSE Alternex US, NASDAQ or NYSE. The universe of companies includes over 35 TSX listed Canadian royalty trusts and 25 oil sands resource producers that are classified as oil and gas producers. The companies in the universe are selected using criteria as identified by Sustainable Wealth Management, Ltd., the Fund's index provider. The Index is designed to combine the most profitable and liquid Canadian royalty trusts with the most highly focused and fastest growing oil sands producers using a tactical asset allocation model based on the trend in crude oil prices. The Index allocates between the oil sands and royalty trust constituents according to the current price trend of crude oil. If the current quarter's closing price is above the four-quarter moving average price, crude oil is determined to be in a bull phase. If it is at or below the four-quarter moving average price, crude oil is determined to be in a bear phase. In a bull phase the asset allocation is generally 70% oil sands and 30% income trusts. In a bear phase the asset allocation is generally 30% oil sands and 70% income trusts. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -59.13%, representing a change in market price to $12.70 on November 30, 2008 from $31.71 on May 31, 2008. On an NAV basis, the Fund generated a total return of -57.12%, representing a change in NAV to $13.27 on November 30, 2008 from $31.58 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Sustainable Canadian Energy Income Index returned -45.34% and the S&P/TSX Composite Index ("S&P/TSX") returned -36.00% for the same period. The S&P/TSX is an unmanaged index that tracks the performance of the largest companies on the Toronto Stock Exchange as measured by market capitalization. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made quarterly distributions of $0.1890 per share on June 30, 2008 and $0.2980 per share on September 30, 2008. The Fund made a quarterly distribution of $0.2880 per share and a supplemental distribution of $0.1340 per share on December 31, 2008.


--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

Since essentially all of the Fund's investments are in the energy sector, performance is driven mainly by individual positions in this sector. Holdings that contributed positive returns to performance for the six-month period ended November 30, 2008 included Crescent Point Energy Trust (not held in portfolio at period end) and Peyto Energy Trust (not held in portfolio at period end). Positions that detracted most from performance included Penn West Energy Trust (9.9% of total investments) and Enerplus Resources Fund (9.2% of total investments). Each of the aforementioned companies is focused on the acquisition, exploration, development and production of oil and natural gas in the Western Canadian Sedimentary Basin.


12 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 |
MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

CRO | Claymore/Zacks Country Rotation ETF


--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/ZACKS COUNTRY ROTATION ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Country Rotation Index (the "Index").

The Index is comprised of 200 stocks selected, based on investment and other criteria, from a universe of international companies listed on developed international market exchanges. Zacks Investment Research, Inc. ("Zacks"), the Fund's index provider, defines developed international markets as countries whose economies have high income levels, strong legal protection and sophisticated stock exchanges. The Index uses a proprietary quantitative methodology developed by Zacks to seek to determine those countries with potentially superior risk-return profiles and within those countries select a basket of stocks. The Index is designed to select and weight a group of stocks that have the potential, on a risk-adjusted basis, to outperform the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") and other developed international benchmark indices. The companies in the universe are selected using a proprietary methodology developed by Zacks. The Fund will at all times invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -48.17%, representing a change in market price to $12.75 on November 30, 2008 from $24.60 on May 31, 2008. On an NAV basis, the Fund generated a total return of -48.14%, representing a change in NAV to $12.66 on November 30, 2008 from $24.41 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Zacks Country Rotation Index returned -47.74% and the MSCI EAFE Index returned -44.89% for the same period. The MSCI EAFE Index is a capitalization-weighted measure of stock markets in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.6000 per share on December 31, 2008.


--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended November 30, 2008, all of the sectors in which the Fund had investments had negative returns. The technology sector detracted least from returns while the financials sector detracted most.

Holdings that detracted least from performance included Volkswagon AG (2.1% of total investments), a Germany-based automobile manufacturer; Honda Motor Co. Ltd. (no longer held in portfolio at period end), a manufacturer of motor products from small general purpose engines to specialty sports cars; and Sumitomo Metal Industries Ltd. (no longer held in portfolio at period end), a Japan-based company with principal business segments related to steel engineering and electronics. The greatest detractors were DBS Group Holdings Ltd. (0.7% of total investments), a subsidiary of Singapore-based DBS Bank, Ltd., Deutsche Bank AG (0.5% of total investments), a global investment bank; and Banco Santander S.A. (0.6% of total investments) a financial group segmented geographically by Continental Europe, UK and Latin America.



                                      SemiAnnual Report | November 30, 2008 | 13

Claymore Exchange-Traded Fund Trust 2 |
MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued


HGI | Claymore/Zacks International Multi-Asset Income Index ETF(1)

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/ZACKS INTERNATIONAL MULTI-ASSET INCOME INDEX ETF(1) (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Zacks International Multi-Asset Income Index1 (the "Index").

The Index is comprised of 150 stocks selected, based on investment and other criteria, from a universe of international companies, global REITs, master limited partnerships, Canadian royalty trusts, American depositary receipts ("ADRs") of emerging market companies and U.S. listed closed-end funds that invest in international companies. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc. ("Zacks"), the Fund's index provider. The Index is designed to identify a diversified group of companies with potentially high income and superior risk-return profiles, as determined by Zacks, in an effort to potentially outperform the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index and other benchmark indices on a risk adjusted basis. The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that offer the greatest potential from a yield and risk/return perspective. The approach is specifically designed to enhance investment applications and investability. The Fund will at all times invest at least 90% of its total assets in stocks that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -49.86%, representing a change in market price to $11.73 on November 30, 2008 from $24.00 on May 31, 2008. On an NAV basis, the Fund generated a total return of -46.80%, representing a change in NAV to $11.97 on November 30, 2008 from $23.09 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Zacks International Multi-Asset Income Index returned -46.68% and the MSCI EAFE Index returned -44.89% for the same period. The MSCI EAFE Index is a capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translated into U.S. dollars using the London closing foreign exchange rates. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made quarterly distributions of $0.2400 per share on June 30, 2008 and $0.2400 per share on September 30, 2008. On December 24, 2008 the Fund announced a quarterly distribution of $0.2720 per share payable December 31, 2008.


--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended November 30, 2008, all of the sectors in which the Fund had investments had negative returns. The health care, utilities and technology sectors detracted least from returns while the financials, industrials and consumer services sectors detracted most.

Holdings that detracted least from performance included Ciba Holding AG (not held in portfolio at period end), a discoverer and manufacturer of specialty chemicals that provide color and enhancing performance for plastics, coatings, paper and other products; Volkswagen AG (0.4% of total investments), a Germany-based manufacturer of cars, commercial vehicles and parts; and Hongkong Electric Holdings Ltd. (not held in portfolio at period end), parent to a group of subsidiaries that include a utility, a global engineering consulting firm, and an international investment company. Positions that detracted from performance included ING Groep N.V. (0.8% of total investments), a global financial services company providing banking, investments, life insurance and retirement services; United Utilities Group PLC (3.2% of total investments), a provider of water and sewage services in northwest England; and BNP Paribas S.A.(1.1% of total investments), a France-based bank group with core services of retail banking, asset management and services and corporate and investment banking.


---------------------
(1) Prior to November 3, 2008 the Fund was previously known as the Claymore/Zacks International Yield Hog Index ETF and the underlying index was previously known as Zacks International Yield Hog Index.


14 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 |
MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued


--------------------------------------------------------------------------------
RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Claymore ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

EQUITY RISK: The value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

FOREIGN INVESTMENT RISK: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

SMALL AND MEDIUM-SIZED COMPANY RISK: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

NON-CORRELATION RISK: The Fund's return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Fund may not be fully invested at times. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate with the Index return, as would be the case if it purchased all of the stocks with the same weightings as the Index.

REPLICATION MANAGEMENT RISK: The Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

ISSUER-SPECIFIC CHANGES: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

NON-DIVERSIFIED FUND RISK: The Fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. Changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

INDUSTRY RISK: If the Index is comprised of issuers in a particular industry or sector, the Fund would therefore be focused in that industry or sector. Accordingly, the Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

EMERGING MARKETS RISK (CUT, FRN, HGI, TAO, HAO): Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

CANADIAN RISK (ENY AND HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).

MASTER LIMITED PARTNERSHIP (MLP) RISK (EXB, FRN, HGI AND SEA): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

CHINA INVESTMENT RISK (HAO AND TAO): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. See prospectus for more information.

REIT RISK (CRO, CUT, HGI AND TAO): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.

RISKS OF INVESTING IN OTHER INVESTMENT COMPANIES (HGI): Investments in these securities involve risks, including, among others, that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies' portfolio securities or net asset values.

RISKS OF INVESTING IN FRONTIER SECURITIES (FRN): Investment in securities in emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risk of investing in emerging market countries are magnified in frontier countries. As of the date of this prospectus, a significant percentage of the Index is comprised of securities of companies from Poland, Chile and Egypt. To the extent that the index is focused on securities of any one country, including Poland, Chile or Egypt, the value of the index will be especially affected by adverse developments in such country, including the risks described above. Please note: the above risks are a broad overview of the potential risks associated with investing in the Frontier markets. Investing in securities of Frontier countries involves significant risk. The prospectus contains a more detailed discussion of these individual risks and should be evaluated when determining an investor's risk tolerance.

LUXURY RISK (ROB): Depends heavily on the disposable household income and consumer spending of a relatively small segment and therefore could magnify volatility. See prospectus for more information.

IN ADDITION TO THE RISKS DESCRIBED, THERE ARE CERTAIN OTHER RISKS RELATED TO INVESTING IN THE FUNDS. THESE RISKS ARE DESCRIBED FURTHER IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.


                                      SemiAnnual Report | November 30, 2008 | 15

Claymore Exchange-Traded Fund Trust 2

Fund SUMMARY & PERFORMANCE | AS OF NOVEMBER 30, 2008 (unaudited)

TAO | Claymore/AlphaShares China Real Estate ETF


FUND STATISTICS
-------------------------------------------------------
Share Price                                      $10.14
Net Asset Value                                   $9.96
Premium/Discount to NAV                           1.81%
Net Assets ($000)                               $13,946
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 12/18/07)      SIX MONTH     SINCE INCEPTION
-------------------------------------------------------
CLAYMORE/ALPHASHARES CHINA
REAL ESTATE ETF
   NAV                       -51.84%            -57.62%
   Market                    -51.51%            -56.85%
-------------------------------------------------------
AlphaShares China
   Real Estate Index         -51.37%            -57.01%
-------------------------------------------------------
MSCI China Index             -46.99%            -52.93%
-------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value (NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.50%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.86% while the Fund's annualized gross operating expense ratio was determined to be 1.39%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%.Without this expense cap, actual returns would be lower.

                                             % OF TOTAL
COUNTRY BREAKDOWN                           INVESTMENTS
-------------------------------------------------------
China                                             99.6%
Singapore                                          0.4%
-------------------------------------------------------

PORTFOLIO BREAKDOWN                     % OF NET ASSETS
-------------------------------------------------------
Financials                                        98.6%
Industrials                                        0.9%
-------------------------------------------------------
Total Long-Term Investments                       99.5%
Other Assets in excess of Liabilities              0.5%
-------------------------------------------------------
NET ASSETS                                       100.0%
-------------------------------------------------------

                                             % OF TOTAL
TOP TEN HOLDINGS                            INVESTMENTS
-------------------------------------------------------
Link (The) - REIT                                  8.1%
China Overseas Land & Investment Ltd.              8.0%
Cheung Kong Holdings Ltd.                          6.3%
Hang Lung Properties Ltd.                          6.2%
Swire Pacific Ltd. - Class A                       6.2%
Hongkong Land Holdings Ltd.                        5.8%
Wharf Holdings Ltd.                                5.3%
Hang Lung Group Ltd.                               4.9%
Henderson Land Development Co. Ltd.                4.8%
Sun Hung Kai Properties Ltd.                       4.8%
-------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


16 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 |
FUND SUMMARY & PERFORMANCE (unaudited) continued

HAO | Claymore/AlphaShares China Small Cap Index ETF


FUND STATISTICS
-------------------------------------------------------
Share Price                                      $11.11
Net Asset Value                                  $11.33
Premium/Discount to NAV                          -1.94%
Net Assets ($000)                               $12,684
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 1/30/08)         SIX MONTH   SINCE INCEPTION
-------------------------------------------------------
CLAYMORE/ALPHASHARES CHINA
SMALL CAP INDEX ETF
   NAV                       -52.87%            -53.45%
   Market                    -54.45%            -54.35%
-------------------------------------------------------
AlphaShares China
   Small Cap Index           -52.67%            -53.08%
-------------------------------------------------------
MSCI China Index             -46.99%            -46.02%
-------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 3.16%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi Annual Report, the Fund's annualized net operating expense ratio was determined to be 1.00% while the Fund's annualized gross operating expense ratio was determined to be 1.68%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.70% of average net assets. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower.

                                             % OF TOTAL
COUNTRY BREAKDOWN                           INVESTMENTS
-------------------------------------------------------
China                                             99.1%
Singapore                                          0.9%
-------------------------------------------------------


PORTFOLIO BREAKDOWN                     % OF NET ASSETS
-------------------------------------------------------
Industrials                                       21.5%
Information Technology                            18.5%
Consumer Staples                                  18.3%
Materials                                         10.6%
Consumer Discretionary                             8.3%
Financials                                         7.4%
Health Care                                        5.1%
Utilities                                          5.0%
Telecommunication Services                         3.0%
Energy                                             2.4%
-------------------------------------------------------
Total Investments                                100.1%
-------------------------------------------------------
Liabilities in excess of Other Assets             -0.1%
-------------------------------------------------------
NET ASSETS                                       100.0%
-------------------------------------------------------

                                             % OF TOTAL
TOP TEN HOLDINGS                            INVESTMENTS
-------------------------------------------------------
Beijing Enterprises Holdings Ltd.                  5.1%
Sohu.com, Inc.                                     4.3%
Netease.com, ADR                                   4.0%
Chaoda Modern Agriculture Holdings Ltd.            3.5%
Sinofert Holdings Ltd.                             3.2%
China Communications Services Corp. Ltd.           3.0%
Jiangsu Expressway Co. Ltd.                        2.9%
Byd Co. Ltd.                                       2.8%
China Yurun Food Group Ltd.                        2.6%
Guangdong Investment Ltd.                          2.5%
-------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


                                      SemiAnnual Report | November 30, 2008 | 17

Claymore Exchange-Traded Fund Trust 2 |
FUND SUMMARY & PERFORMANCE (unaudited) continued

FRN | Claymore/BNY Mellon Frontier Markets ETF


FUND STATISTICS
-------------------------------------------------------
Share Price                                      $12.03
Net Asset Value                                  $11.94
Premium/Discount to NAV                           0.75%
Net Assets ($000)                               $10,505
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 6/12/08)                     SINCE INCEPTION
-------------------------------------------------------
CLAYMORE/BNY MELLON FRONTIER MARKETS ETF
   NAV                                          -50.94%
   Market                                       -50.57%
-------------------------------------------------------
The Bank of New York Mellon New
Frontier DR Index                               -49.37%
-------------------------------------------------------
MSCI Emerging Markets Index                     -52.88%
-------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 0.87%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund's expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund's first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.95% while the Fund's annualized gross operating expense ratio was determined to be 1.90%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%.Without this expense cap, actual returns would be lower.


                                         % OF LONG-TERM
COUNTRY BREAKDOWN                           INVESTMENTS
-------------------------------------------------------
Chile                                             28.1%
Poland                                            23.5%
Egypt                                             13.4%
Kazakhstan                                         5.4%
Peru                                               5.3%
Lebanon                                            4.4%
Czech Republic                                     4.2%
Nigeria                                            2.9%
Colombia                                           2.6%
Pakistan                                           2.0%
Oman                                               2.0%
Kuwait                                             1.8%
Luxembourg                                         1.1%
Qatar                                              1.1%
Bahrain                                            1.1%
United Arab Emirates                               0.6%
Georgia                                            0.2%
Estonia                                            0.2%
United Kingdom                                     0.1%
-------------------------------------------------------

PORTFOLIO BREAKDOWN                     % OF NET ASSETS
-------------------------------------------------------
Financials                                        38.0%
Telecommunication Services                        14.6%
Utilities                                         13.2%
Materials                                         11.2%
Energy                                            10.0%
Industrials                                        6.3%
Consumer Staples                                   5.7%
Consumer Discretionary                             0.3%
-------------------------------------------------------
Total Common Stocks                               99.3%
Master Limited Partnerships                        0.1%
Other Assets in excess of Liabilities              0.6%
-------------------------------------------------------
NET ASSETS                                       100.0%
-------------------------------------------------------

                                         % OF LONG-TERM
TOP TEN HOLDINGS                            INVESTMENTS
-------------------------------------------------------
Telekomunikacja Polska SA - GDR                    8.5%
Bank Pekao SA - GDR                                7.8%
Empresa Nacional de Electricidad SA - ADR          7.0%
Enersis SA - ADR                                   6.3%
Cia de Minas Buenaventura SA - ADR                 5.3%
Polski Koncern Naftowy Orlen - GDR                 5.0%
KazMunaiGas Exploration Production - GDR           4.4%
Komercni Banka AS - GDR                            4.2%
Orascom Telecom Holding SAE - GDR                  4.2%
Sociedad Quimica y Minera de Chile SA - ADR        3.7%
-------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

18 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 |
FUND SUMMARY & PERFORMANCE (unaudited) continued

EXB | Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF

FUND STATISTICS
-------------------------------------------------------
Share Price                                       $9.63
Net Asset Value                                   $9.82
Premium/Discount to NAV                          -1.93%
Net Assets ($000)                                $4,716
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION                                        SINCE
6/27/07)         SIX MONTHS    ONE YEAR      INCEPTION
-------------------------------------------------------
CLAYMORE/CLEAR GLOBAL EXCHANGES,
BROKERS & ASSET MANAGERS INDEX ETF
   NAV              -54.71%     -63.37%         -47.35%
   Market           -55.72%     -64.13%         -48.07%
-------------------------------------------------------
Clear Global Exchanges,
Brokers & Assets Managers
Index               -54.41%     -62.97%         -45.29%
-------------------------------------------------------
Dow Jones World
Financials Index    -50.54%     -57.34%         -47.42%
-------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.56 per share for share price returns or initial net asset value (NAV) of $24.56 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.43%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.74%, while the Fund's annualized gross operating expense ratio was determined to be 1.73%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

                                         % OF LONG-TERM
COUNTRY BREAKDOWN                           INVESTMENTS
-------------------------------------------------------
United States                                     56.7%
Japan                                             10.2%
United Kingdom                                     7.5%
Germany                                            5.9%
Hong Kong                                          5.0%
Switzerland                                        4.1%
Canada                                             2.7%
Australia                                          2.3%
Singapore                                          2.1%
Bermuda                                            1.6%
Spain                                              1.2%
Italy                                              0.2%
Zambia                                             0.2%
Netherlands                                        0.2%
Iceland                                            0.1%
-------------------------------------------------------


PORTFOLIO BREAKDOWN                     % OF NET ASSETS
-------------------------------------------------------
Financials                                        99.1%
-------------------------------------------------------
Total Common Stocks                               99.1%
Master Limited Partnerships                        0.8%
Other Assets in excess of Liabilities              0.1%
-------------------------------------------------------
NET ASSETS                                       100.0%
-------------------------------------------------------

                                         % OF LONG-TERM
TOP TEN HOLDINGS                            INVESTMENTS
-------------------------------------------------------
CME Group, Inc.                                    6.2%
Merrill Lynch & Co., Inc.                          5.7%
Deutsche Boerse AG                                 5.6%
Charles Schwab Corp. (The)                         5.1%
Goldman Sachs Group, Inc. (The)                    5.1%
Hong Kong Exchanges and Clearing Ltd.              5.0%
Nomura Holdings, Inc.                              4.2%
Morgan Stanley                                     3.8%
NYSE Euronext                                      3.8%
IntercontinentalExchange, Inc.                     3.3%
-------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | November 30, 2008 | 19

Claymore Exchange-Traded Fund Trust 2 |
FUND SUMMARY & PERFORMANCE (unaudited) continued

CUT | Claymore/Clear Global Timber Index ETF


FUND STATISTICS
-------------------------------------------------------
Share Price                                      $10.93
Net Asset Value                                  $11.09
Premium/Discount to NAV                          -1.44%
Net Assets ($000)                               $26,181
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION                                        SINCE
11/9/07)          SIX MONTH    ONE YEAR       INCEPTION
-------------------------------------------------------
CLAYMORE/CLEAR GLOBAL
TIMBER INDEX ETF
   NAV              -49.66%     -54.63%         -53.32%
   Market           -50.88%     -55.77%         -53.96%
-------------------------------------------------------
Clear Global
   Timber Index     -49.40%     -54.10%         -51.24%
-------------------------------------------------------
Dow Jones World Forestry
& Paper Index       -36.67%     -45.15%         -45.02%
-------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value (NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.43%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.72% while the Fund's annualized gross operating expense ratio was determined to be 0.95%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

                                             % OF TOTAL
COUNTRY BREAKDOWN                           INVESTMENTS
-------------------------------------------------------
United States                                     31.0%
Japan                                             22.0%
Sweden                                            10.5%
Canada                                             7.8%
Bermuda                                            5.3%
Australia                                          4.6%
Portugal                                           4.5%
Spain                                              4.3%
South Africa                                       3.8%
Brazil                                             3.5%
Ireland                                            2.7%
-------------------------------------------------------


-------------------------------------------------------

PORTFOLIO BREAKDOWN                     % OF NET ASSETS
-------------------------------------------------------
Materials                                         80.1%
Financials                                        11.4%
Consumer Discretionary                             8.1%
-------------------------------------------------------
Total Investments                                 99.6%
Other Assets in excess of Liabilities              0.4%
-------------------------------------------------------
NET ASSETS                                       100.0%
-------------------------------------------------------

                                             % OF TOTAL
TOP TEN HOLDINGS                            INVESTMENTS
-------------------------------------------------------
Sumitomo Forestry Co., Ltd.                        8.2%
Hokuetsu Paper Mills Ltd.                          7.0%
OJI Paper Co., Ltd.                                6.8%
Holmen AB - Class B                                5.3%
China Grand Forestry Green Resources Group Ltd.    5.3%
Svenska Cellulosa AB - Class B                     5.2%
Rayonier, Inc. - REIT                              5.2%
Weyerhaeuser Co.                                   4.9%
Gunns Ltd.                                         4.6%
Portucel Empresa Produtora de Pasta e Papel SA     4.5%
-------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


20 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 |
FUND SUMMARY & PERFORMANCE (unaudited) continued

SEA | Claymore/Delta Global Shipping Index ETF


FUND STATISTICS
-------------------------------------------------------
Share Price                                       $9.33
Net Asset Value                                   $9.52
Premium/Discount to NAV                          -2.00%
Net Assets ($000)                                $9,137
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 8/25/08)                     SINCE INCEPTION
-------------------------------------------------------
 CLAYMORE/MAC GLOBAL SHIPPING INDEX ETF
   NAV                                          -61.78%
   Market                                       -62.55%
-------------------------------------------------------
Delta Global Shipping Index                     -61.85%
-------------------------------------------------------
MSCI World Index                                -32.77%
-------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.12 per share for share price returns or initial net asset value (NAV) of $25.12 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 1.06%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund's expense ratio for its initial fiscal year is based on an assumed average asset level of $50 million. If assets are lower than $50 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $50 million during the Fund's first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Semi Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.95% while the Fund's annualized gross operating expense ratio was determined to be 2.82%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                     % OF NET ASSETS
-------------------------------------------------------
Industrials                                       50.1%
Energy                                            48.5%
-------------------------------------------------------
Total Investments                                 98.6%
Other Assets in excess of Liabilities              1.4%
-------------------------------------------------------
NET ASSETS                                       100.0%
-------------------------------------------------------


                                             % OF TOTAL
COUNTRY BREAKDOWN                           INVESTMENTS
-------------------------------------------------------
Marshall Islands                                  44.1%
Bermuda                                           21.3%
United States                                     16.1%
Japan                                             11.1%
China                                              2.7%
Singapore                                          2.6%
Liberia                                            2.1%
-------------------------------------------------------

                                             % OF TOTAL
TOP TEN HOLDINGS                            INVESTMENTS
-------------------------------------------------------
Teekay LNG Partners, L.P.                          7.1%
DHT Maritime, Inc.                                 6.3%
Frontline Ltd.                                     5.7%
Teekay Tankers Ltd. - Class A                      5.6%
Tsakos Energy Navigation Ltd.                      5.1%
General Maritime Corp.                             4.5%
Ship Finance International Ltd.                    4.5%
Nippon Yusen KK                                    4.3%
Knightsbridge Tankers Ltd.                         4.1%
Kawasaki Kisen Kaisha Ltd.                         3.7%
-------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


                                      SemiAnnual Report | November 30, 2008 | 21

Claymore Exchange-Traded Fund Trust 2 |
FUND SUMMARY & PERFORMANCE (unaudited) continued

ROB | Claymore/Robb Report Global Luxury Index ETF


FUND STATISTICS
-------------------------------------------------------
Share Price                                      $10.68
Net Asset Value                                  $10.76
Premium/Discount to NAV                          -0.74%
Net Assets ($000)                                $4,303
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION                                        SINCE
07/30/07)          SIX MONTH    ONE YEAR      INCEPTION
-------------------------------------------------------
CLAYMORE/ROBB REPORT GLOBAL
LUXURY INDEX ETF
   NAV              -51.53%     -56.40%         -44.71%
   Market           -52.06%     -56.83%         -45.01%
-------------------------------------------------------
Robb Report Global
Luxury Index        -50.83%     -55.43%         -42.07%
-------------------------------------------------------
MSCI World Index    -40.79%     -42.98%         -32.06%
-------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.80 per share for share price returns or initial net asset value (NAV) of $23.80 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 3.81%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.93% while the Fund's annualized gross operating expense ratio was determined to be 4.01%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower.

                                             % OF TOTAL
COUNTRY BREAKDOWN                           INVESTMENTS
-------------------------------------------------------
France                                            29.5%
United States                                     24.3%
Germany                                           11.0%
Switzerland                                        9.7%
Italy                                              8.9%
Japan                                              8.4%
Bermuda                                            4.2%
Brazil                                             2.3%
United Kingdom                                     1.1%
Canada                                             0.2%
Denmark                                            0.2%
Singapore                                          0.2%
-------------------------------------------------------


-------------------------------------------------------

PORTFOLIO BREAKDOWN                     % OF NET ASSETS
-------------------------------------------------------
Consumer Discretionary                            67.6%
Consumer Staples                                  12.7%
Financials                                        10.8%
Industrials                                        8.7%
Materials                                          0.2%
-------------------------------------------------------
Total Investments                                100.0%
Liabilities in excess of Other Assets              0.0%
-------------------------------------------------------
NET ASSETS                                       100.0%
-------------------------------------------------------

                                             % OF TOTAL
TOP TEN HOLDINGS                            INVESTMENTS
-------------------------------------------------------
Hermes International                               7.1%
Shiseido Co., Ltd.                                 6.5%
Luxottica Group SpA                                6.3%
Northern Trust Corp.                               5.7%
Pernod-Ricard SA                                   4.9%
Coach, Inc.                                        4.7%
LVMH Moet Hennessy Louis Vuitton SA                4.6%
Dassault Aviation SA                               4.5%
Bayerische Motoren Werke AG                        4.2%
Julius Baer Holding AG                             3.7%
-------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


22 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 |
FUND SUMMARY & PERFORMANCE (unaudited) continued

ENY | Claymore/SWM Canadian Energy Income Index ETF


FUND STATISTICS
-------------------------------------------------------
Share Price                                      $12.70
Net Asset Value                                  $13.27
Premium/Discount to NAV                          -4.30%
Net Assets ($000)                               $19,638
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
                                        SINCE INCEPTION
(INCEPTION 7/3/07) SIX MONTH   ONE YEAR      ANNUALIZED
-------------------------------------------------------
CLAYMORE/SWM CANADIAN
ENERGY INCOME INDEX ETF
   NAV              -57.12%     -43.84%         -34.05%
   Market           -59.13%     -46.22%         -36.06%
-------------------------------------------------------
Sustainable Canadian
Energy Income Index -45.34%     -28.07%         -23.96%
-------------------------------------------------------
S&P/TSX Composite
   Index            -36.00%     -30.28%         -22.78%
-------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.24%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.72% while the Fund's annualized gross operating expense ratio was determined to be 1.08%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                     % OF NET ASSETS
-------------------------------------------------------
Energy                                            99.2%
-------------------------------------------------------
Total Investments                                 99.2%
-------------------------------------------------------
Other Assets in excess of Liabilities              0.8%
-------------------------------------------------------
NET ASSETS                                       100.0%
-------------------------------------------------------

                                             % OF TOTAL
COUNTRY BREAKDOWN                           INVESTMENTS
-------------------------------------------------------
Canada                                           100.0%
-------------------------------------------------------

                                             % OF TOTAL
TOP TEN HOLDINGS                            INVESTMENTS
-------------------------------------------------------
Penn West Energy Trust                             9.9%
Enerplus Resources Fund                            9.2%
ARC Energy Trust                                   7.5%
Baytex Energy Trust                                6.7%
Harvest Energy Trust                               5.7%
Pengrowth Energy Trust                             5.6%
Freehold Royalty Trust                             4.6%
Paramount Energy Trust                             4.4%
Daylight Resources Trust                           4.4%
Provident Energy Trust                             4.4%
-------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


                                      SemiAnnual Report | November 30, 2008 | 23

Claymore Exchange-Traded Fund Trust 2 |
FUND SUMMARY & PERFORMANCE (unaudited) continued

CRO | Claymore/Zacks Country Rotation ETF


FUND STATISTICS
-------------------------------------------------------
Share Price                                      $12.75
Net Asset Value                                  $12.66
Premium/Discount to NAV                           0.71%
Net Assets ($000)                                $5,065
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION                                        SINCE
7/11/07)          SIX MONTH    ONE YEAR       INCEPTION
-------------------------------------------------------
CLAYMORE/ZACKS COUNTRY
ROTATION ETF
   NAV              -48.14%     -51.10%         -38.56%
   Market           -48.17%     -50.64%         -38.25%
-------------------------------------------------------
Zacks Country
   Rotation Index   -47.74%     -50.24%         -37.50%
-------------------------------------------------------
MSCI EAFE Index     -44.89%     -47.52%         -36.77%
-------------------------------------------------------

Performance data quoted represents past performance,which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.For the most recent month-end performance figures,please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.08 per share for share price returns or initial net asset value (NAV) of $25.08 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 2.98%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.81%, while the Fund's annualized gross operating expense ratio was determined to be 2.27%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

                                         % OF LONG-TERM
COUNTRY BREAKDOWN                           INVESTMENTS
-------------------------------------------------------
Hong Kong                                         19.9%
Germany                                           18.6%
Singapore                                         15.6%
Australia                                         12.8%
Spain                                              9.4%
Switzerland                                        7.9%
France                                             4.8%
Netherlands                                        3.9%
Austria                                            2.7%
Cayman Islands                                     2.3%
United States                                      1.3%
United Kingdom                                     0.5%
Luxembourg                                         0.3%
-------------------------------------------------------


PORTFOLIO BREAKDOWN                     % OF NET ASSETS
-------------------------------------------------------
Financials                                        34.6%
Industrials                                       14.0%
Consumer Discretionary                             9.6%
Utilities                                          7.7%
Health Care                                        7.5%
Consumer Staples                                   7.3%
Telecommunication Services                         7.1%
Materials                                          5.5%
Information Technology                             3.2%
Energy                                             2.3%
Exchange Traded Funds                              1.0%
-------------------------------------------------------
Total Investments                                 99.8%
Liabilities in excess of Other Assets              0.2%
-------------------------------------------------------
NET ASSETS                                       100.0%
-------------------------------------------------------

                                         % OF LONG-TERM
TOP TEN HOLDINGS                            INVESTMENTS
-------------------------------------------------------
Volkswagen AG                                      2.1%
Deutsche Telekom AG                                1.3%
CLP Holdings Ltd.                                  1.3%
HongKong Electric Holdings                         1.2%
Singapore Press Holdings Ltd.                      1.2%
Nestle SA                                          1.2%
Hong Kong & China Gas Co. Ltd.                     1.2%
Muenchener Rueckversicherungs AG                   1.2%
Novartis AG                                        1.2%
Telefonica SA                                      1.1%
-------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


24 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 |
FUND SUMMARY & PERFORMANCE (unaudited) continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF (1)



FUND STATISTICS
-------------------------------------------------------
Share Price                                      $11.73
Net Asset Value                                  $11.97
Premium/Discount to NAV                          -2.01%
Net Assets ($000)                                $9,573
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION                                        SINCE
7/11/07)          SIX MONTH    ONE YEAR       INCEPTION
-------------------------------------------------------
CLAYMORE/ZACKS INTERNATIONAL
MULTI-ASSET INCOME INDEX ETF
   NAV              -46.80%     -47.14%         -38.83%
   Market           -49.86%     -47.80%         -39.70%
-------------------------------------------------------
Zacks International Multi-Asset
Income Index1       -46.68%     -46.61%         -38.11%
-------------------------------------------------------
MSCI EAFE Index     -44.89%     -47.52%         -36.77%
-------------------------------------------------------

(1) Prior to November 3, 2008 the Fund was previously known as the Claymore/Zacks International Yield Hog Index ETF and the underlying index was previously now as Zacks International Yield Hog Index.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 2.85%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.78% while the Fund's annualized gross operating expense ratio was determined to be 2.05%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%.Without this expense cap, actual returns would be lower.

                                             % OF TOTAL
COUNTRY BREAKDOWN                           INVESTMENTS
-------------------------------------------------------
United Kingdom                                    16.5%
United States                                     11.3%
Italy                                              8.8%
France                                             7.4%
Canada                                             7.0%
Netherlands                                        5.7%
Germany                                            5.5%
Chile                                              4.8%
Switzerland                                        3.0%
Japan                                              2.8%
China                                              2.7%
Spain                                              2.5%
Finland                                            2.2%
Mexico                                             1.9%
Hong Kong                                          1.6%
South Africa                                       1.4%
Argentina                                          1.4%
Taiwan                                             1.3%
Brazil                                             1.3%
Sweden                                             1.2%
Australia                                          1.1%
Denmark                                            1.1%
Israel                                             1.0%
Luxembourg                                         0.7%
Norway                                             0.7%
Turkey                                             0.7%
Colombia                                           0.7%
Ireland                                            0.7%
Singapore                                          0.6%
Portugal                                           0.6%
Greece                                             0.6%
Indonesia                                          0.5%
India                                              0.4%
Jersey                                             0.2%
Belgium                                            0.1%
-------------------------------------------------------

PORTFOLIO BREAKDOWN                     % OF NET ASSETS
-------------------------------------------------------
Financials                                        18.6%
Telecommunication Services                        13.8%
Consumer Discretionary                            11.6%
Materials                                          6.7%
Energy                                             6.1%
Information Technology                             5.4%
Industrials                                        5.4%
Utilities                                          5.1%
Health Care                                        4.9%
Consumer Staples                                   4.9%
-------------------------------------------------------
Total Common Stock                                82.5%
-------------------------------------------------------
Closed End Funds                                   8.9%
Income Trusts                                      5.0%
Royalty Trusts                                     2.2%
Preferred Stocks                                   1.6%
-------------------------------------------------------
Total Investments                                100.2%
-------------------------------------------------------
Liabilities in Excess of Other Assets             -0.2%
-------------------------------------------------------
NET ASSETS                                       100.0%
-------------------------------------------------------


                                      SemiAnnual Report | November 30, 2008 | 25

Claymore Exchange-Traded Fund Trust 2 |
FUND SUMMARY & PERFORMANCE (unaudited) continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF (continued)


                                             % OF TOTAL
Top Ten Holdings                            INVESTMENTS
-------------------------------------------------------
Telecom Italia SpA - ADR                           6.0%
United Utilities Group PLC                         3.2%
Reed Elsevier NV                                   1.7%
UPM-Kymmene Oyj                                    1.7%
Banco de Chile - ADR                               1.5%
BP Prudhoe Bay Royalty Trust                       1.4%
Huaneng Power International, Inc. - ADR            1.3%
Unilever PLC                                       1.3%
Cia Cervecerias Unidas SA - ADR                    1.3%
AstraZeneca PLC                                    1.2%
-------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


26 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 |
FUND SUMMARY & PERFORMANCE (unaudited) continued


HISTORICAL PREMIUM/DISCOUNT DATA

HISTORICAL PREMIUM/DISCOUNT DATA
The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value ("NAV"). NAV is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five years (or since the Fund's inception date if the Fund has been in existence for less than five years). The inception date for each Fund is disclosed at the end of the Historical Premium/Discount Data section.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.



TAO | Claymore/AlphaShares China Real Estate ETF(6)

                              NUMBER         PERCENTAGE
PREMIUM/DISCOUNT RANGE       OF DAYS      OF TOTAL DAYS
-------------------------------------------------------
Greater than 2.0%                 60             25.00%
Between 1.5% and 2.0%             14              5.83%
Between 1.0% and 1.5%             20              8.33%
Between 0.5% and 1.0%             23              9.58%
Between -0.5% and 0.5%            43             17.92%
Between -0.5% and -1.0%           18              7.50%
Between -1.0% and -1.5%           17              7.08%
Between -1.5% and -2.0%           11              4.58%
Less than -2.0%                   34             14.18%
-------------------------------------------------------


HAO | Claymore/AlphaShares China Small Cap Index ETF(7)

                              NUMBER         PERCENTAGE
PREMIUM/DISCOUNT RANGE       OF DAYS      OF TOTAL DAYS
-------------------------------------------------------
Greater than 2.0%                 53             25.00%
Between 1.5% and 2.0%             21              9.91%
Between 1.0% and 1.5%             20              9.43%
Between 0.5% and 1.0%             15              7.08%
Between -0.5% and 0.5%            43             20.28%
Between -0.5% and -1.0%           17              8.02%
Between -1.0% and -1.5%            6              2.83%
Between -1.5% and -2.0%            7              3.30%
Less than -2.0%                   30             14.15%
-------------------------------------------------------


FRN | Claymore/BNY Mellon Frontier Markets ETF(8)

                              NUMBER         PERCENTAGE
PREMIUM/DISCOUNT RANGE       OF DAYS      OF TOTAL DAYS
-------------------------------------------------------
Greater than 2.0%                 48             40.35%
Between 1.5% and 2.0%              9              7.56%
Between 1.0% and 1.5%             19             15.97%
Between 0.5% and 1.0%             14             11.76%
Between -0.5% and 0.5%            14             11.76%
Between -0.5% and -1.0%            4              3.36%
Between -1.0% and -1.5%            2              1.68%
Between -1.5% and -2.0%            2              1.68%
Less than -2.0%                    7              5.88%
-------------------------------------------------------


EXB | Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF(1)

                              NUMBER         PERCENTAGE
PREMIUM/DISCOUNT RANGE       OF DAYS      OF TOTAL DAYS
-------------------------------------------------------
Greater than 2.0%                  3              0.84%
Between 1.5% and 2.0%              1              0.28%
Between 1.0% and 1.5%             16              4.43%
Between 0.5% and 1.0%             63             17.45%
Between -0.5% and 0.5%           230             63.71%
Between -0.5% and -1.0%           26              7.20%
Between -1.0% and -1.5%            9              2.49%
Between -1.5% and -2.0%            6              1.66%
Less than -2.0%                    7              1.94%
-------------------------------------------------------


                                      SemiAnnual Report | November 30, 2008 | 27

Claymore Exchange-Traded Fund Trust 2 |
FUND SUMMARY & PERFORMANCE (unaudited) continued

HISTORICAL PREMIUM/DISCOUNT DATA (CONTINUED)

CUT | Claymore/Clear Global Timber Index ETF(5)

                              NUMBER         PERCENTAGE
PREMIUM/DISCOUNT RANGE       OF DAYS      OF TOTAL DAYS
-------------------------------------------------------
Greater than 2.0%                 16              6.02%
Between 1.5% and 2.0%             18              6.77%
Between 1.0% and 1.5%             47             17.67%
Between 0.5% and 1.0%             60             22.56%
Between -0.5% and 0.5%            86             32.32%
Between -0.5% and -1.0%            9              3.38%
Between -1.0% and -1.5%           10              3.76%
Between -1.5% and -2.0%            6              2.26%
Less than -2.0%                   14              5.26%
-------------------------------------------------------


SEA | Claymore/Delta Global Shipping Index ETF(9)

                              NUMBER         PERCENTAGE
PREMIUM/DISCOUNT RANGE       OF DAYS      OF TOTAL DAYS
-------------------------------------------------------
Greater than 2.0%                 12             17.65%
Between 1.5% and 2.0%              3              4.41%
Between 1.0% and 1.5%              5              7.36%
Between 0.5% and 1.0%              7             10.29%
Between -0.5% and 0.5%            16             23.53%
Between -0.5% and -1.0%            7             10.29%
Between -1.0% and -1.5%            4              5.88%
Between -1.5% and -2.0%            4              5.88%
Less than -2.0%                   10             14.71%
-------------------------------------------------------


ROB | Claymore/Robb Report Global Luxury Index ETF(4)

                              NUMBER         PERCENTAGE
PREMIUM/DISCOUNT RANGE       OF DAYS      OF TOTAL DAYS
-------------------------------------------------------
Greater than 2.0%                 21              6.25%
Between 1.5% and 2.0%              9              2.68%
Between 1.0% and 1.5%             25              7.44%
Between 0.5% and 1.0%             62             18.45%
Between -0.5% and 0.5%           150             44.64%
Between -0.5% and -1.0%           31              9.23%
Between -1.0% and -1.5%           17              5.06%
Between -1.5% and -2.0%            5              1.49%
Less than -2.0%                   16              4.76%
-------------------------------------------------------


ENY | Claymore/SWM Canadian Energy Income Index ETF(2)

                              NUMBER         PERCENTAGE
PREMIUM/DISCOUNT RANGE       OF DAYS      OF TOTAL DAYS
-------------------------------------------------------
Greater than 2.0%                 15              4.20%
Between 1.5% and 2.0%              6              1.68%
Between 1.0% and 1.5%              7              1.96%
Between 0.5% and 1.0%             34              9.52%
Between -0.5% and 0.5%           224             62.75%
Between -0.5% and -1.0%           51             14.29%
Between -1.0% and -1.5%            9              2.52%
Between -1.5% and -2.0%            6              1.68%
Less than -2.0%                    5              1.40%
-------------------------------------------------------


CRO | Claymore/Zacks Country Rotation ETF(3)

                              NUMBER         PERCENTAGE
PREMIUM/DISCOUNT RANGE       OF DAYS      OF TOTAL DAYS
-------------------------------------------------------
Greater than 2.0%                 24              6.82%
Between 1.5% and 2.0%             15              4.26%
Between 1.0% and 1.5%             46             13.07%
Between 0.5% and 1.0%             56             15.91%
Between -0.5% and 0.5%           129             36.64%
Between -0.5% and -1.0%           44             12.50%
Between -1.0% and -1.5%           13              3.69%
Between -1.5% and -2.0%           11              3.13%
Less than -2.0%                   14              3.98%
-------------------------------------------------------


HGI | Claymore/Zacks International Multi-Asset Income Index ETF(3)

                              NUMBER         PERCENTAGE
PREMIUM/DISCOUNT RANGE       OF DAYS      OF TOTAL DAYS
-------------------------------------------------------
Greater than 2.0%                 41             11.65%
Between 1.5% and 2.0%             25              7.10%
Between 1.0% and 1.5%             31              8.81%
Between 0.5% and 1.0%             54             15.34%
Between -0.5% and 0.5%            86             24.43%
Between -0.5% and -1.0%           27              7.67%
Between -1.0% and -1.5%           32              9.09%
Between -1.5% and -2.0%           18              5.11%
Less than -2.0%                   38             10.80%
-------------------------------------------------------

(1)  Commenced operations June 27, 2007.
(2)  Commenced operations July 3, 2007.
(3)  Commenced operations July 11, 2007.
(4)  Commenced operations July 30, 2007.
(5)  Commenced operations November 9, 2007.
(6)  Commenced operations December 18, 2007.
(7)  Commenced operations January 30, 2008.
(8)  Commenced operations June 12, 2008.
(9)  Commenced operations August 25, 2008.


28 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2


Overview of FUND EXPENSES | AS OF NOVEMBER 30, 2008 (unaudited)


As a shareholder of Claymore/AlphaShares China Real Estate ETF; Claymore/AlphaShares China Small Cap Index ETF; Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF; Claymore/Clear Global Timber Index ETF; Claymore/Robb Report Global Luxury Index ETF; Claymore/SWM Canadian Energy Income Index ETF; Claymore/Zacks Country Rotation ETF; Claymore/Zacks International Multi-Asset Income Index ETF; Claymore/BNY Mellon Frontier Markets ETF and Claymore/Delta Global Shipping Index ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended 11/30/08.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                         ANNUALIZED EXPENSE            EXPENSES
                                                         BEGINNING               ENDING       RATIO FOR THE         PAID DURING
                                                     ACCOUNT VALUE        ACCOUNT VALUE        PERIOD ENDED            PERIOD(1)
-------------------------------------------------------------------------------------------------------------------------------
                                                           6/01/08             11/30/08            11/30/08  6/01/08 - 11/30/08
-------------------------------------------------------------------------------------------------------------------------------
CLAYMORE/ALPHASHARES CHINA REAL ESTATE ETF(4)
   Actual                                               $ 1,000.00           $   481.63               0.86%            $   3.19
   Hypothetical (5% annual return before expenses)        1,000.00             1,020.76               0.86%                4.36
CLAYMORE/ALPHASHARES CHINA SMALL CAP INDEX ETF(4)
   Actual                                                 1,000.00               471.29               1.00%                3.69
   Hypothetical (5% annual return before expenses)        1,000.00             1,020.05               1.00%                5.06
CLAYMORE/CLEAR GLOBAL EXCHANGES, BROKERS & ASSET
MANAGERS INDEX ETF(4)
   Actual                                                 1,000.00               452.95               0.74%                2.70
   Hypothetical (5% annual return before expenses)        1,000.00             1,021.36               0.74%                3.75
CLAYMORE/CLEAR GLOBAL TIMBER INDEX ETF(4)
   Actual                                                 1,000.00               503.41               0.72%                2.71
   Hypothetical (5% annual return before expenses)        1,000.00             1,021.46               0.72%                3.65
CLAYMORE/ROBB REPORT GLOBAL LUXURY INDEX ETF(4)
   Actual                                                 1,000.00               484.68               0.93%                3.46
   Hypothetical (5% annual return before expenses)        1,000.00             1,020.41               0.93%                4.71
CLAYMORE/SWM CANADIAN ENERGY INCOME INDEX ETF(4)
   Actual                                                 1,000.00               428.77               0.72%                2.58
   Hypothetical (5% annual return before expenses)        1,000.00             1,021.46               0.72%                3.65
CLAYMORE/ZACKS COUNTRY ROTATION ETF(4)
   Actual                                                 1,000.00               518.64               0.81%                3.08
   Hypothetical (5% annual return before expenses)        1,000.00             1,021.01               0.81%                4.10
CLAYMORE/ZACKS INTERNATIONAL MULTI-ASSET INCOME
INDEX ETF(4)
   Actual                                                 1,000.00               531.97               0.78%                3.00
   Hypothetical (5% annual return before expenses)        1,000.00             1,021.16               0.78%                3.95
-------------------------------------------------------------------------------------------------------------------------------


                                      SemiAnnual Report | November 30, 2008 | 29

Claymore Exchange-Traded Fund Trust 2 |
OVERVIEW OF FUND EXPENSES (unaudited) continued

                                                                                         ANNUALIZED EXPENSE            EXPENSES
                                                         BEGINNING               ENDING       RATIO FOR THE         PAID DURING
                                                     ACCOUNT VALUE        ACCOUNT VALUE        PERIOD ENDED            PERIOD(2)
-------------------------------------------------------------------------------------------------------------------------------
                                                           6/12/08             11/30/08            11/30/08  6/12/08 - 11/30/08
-------------------------------------------------------------------------------------------------------------------------------
CLAYMORE/BNY MELLON FRONTIER MARKETS ETF(4)
   Actual                                               $ 1,000.00           $   490.55               0.95%          $     3.34
   Hypothetical (5% annual return before expenses)(5)     1,000.00             1,019.08               0.95%                4.52
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED EXPENSE            EXPENSES
                                                         BEGINNING               ENDING       RATIO FOR THE         PAID DURING
                                                     ACCOUNT VALUE        ACCOUNT VALUE        PERIOD ENDED            PERIOD(3)
-------------------------------------------------------------------------------------------------------------------------------
                                                           8/25/08             11/30/08            11/30/08  8/25/08 - 11/30/08
-------------------------------------------------------------------------------------------------------------------------------
CLAYMORE/DELTA GLOBAL SHIPPING INDEX ETF(4)
   Actual                                               $ 1,000.00           $   382.16               0.95%          $     1.76
   Hypothetical (5% annual return before expenses)(5)     1,000.00             1,020.31               0.95%                4.81
-------------------------------------------------------------------------------------------------------------------------------

(1) Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the six-months ended November 30, 2008. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying the result by 183/365.

(2) Actual expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the period June 12, 2008 (commencement of investment operations) to November 30, 2008. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying the result by 172/365.

(3) Actual expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the period August 25, 2008 (commencement of investment operations) to November 30, 2008. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying the result by 98/365.

(4) The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

(5) Hypothetical expenses reflect ongoing expenses for a full six month period as opposed to the shorter since inception period. Assumes all dividends and distributions were reinvested.


30 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2

Portfolio of INVESTMENTS | NOVEMBER 30, 2008 (unaudited)

TAO | Claymore/AlphaShares China Real Estate ETF


       NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                COMMON STOCKS - 100.0%

                CHINA - 99.1%
      460,000   Agile Property Holdings Ltd.               $   176,874
      284,000   Beijing Capital Land Ltd. - Class H             31,514
      226,000   Beijing North Star Co. Ltd.- Class H            27,411
      569,000   Champion Real Estate Investment Trust - REIT    96,178
       93,000   Cheung Kong Holdings Ltd.                      875,983
      862,000   China Overseas Land & Investment Ltd.        1,116,685
      478,000   China Resources Land Ltd.                      550,769
      337,000   Chinese Estates Holdings Ltd.                  248,288
      769,000   Country Garden Holdings Co.                    141,890
        8,204   E-House China Holdings Ltd. - ADR (a)           46,763
      312,000   Far East Consortium                             33,414
      476,000   Franshion Properties China Ltd.                 90,899
      108,000   Great Eagle Holdings Ltd.                       98,661
      184,500   Greentown China Holdings Ltd.                   59,515
    1,026,000   Guangzhou Investment Co. Ltd.                   62,883
       94,000   Guangzhou R&F Properties Co. Ltd. - Class H     57,976
      207,000   Hang Lung Group Ltd.                           683,755
      399,000   Hang Lung Properties Ltd.                      859,764
      197,000   Henderson Land Development Co. Ltd.            668,516
      246,400   HKR International Ltd.                          44,192
      337,000   Hongkong Land Holdings Ltd.                    808,800
      152,000   Hopson Development Holdings Ltd.                62,760
      184,000   Hysan Development Co. Ltd.                     289,646
      284,000   K Wah International Holdings Ltd.               31,881
      185,000   Kerry Properties Ltd.                          408,186
      142,000   Kowloon Development Co. Ltd.                    67,792
      273,500   KWG Property Holding Ltd.                       57,875
      590,500   Link (The) - REIT                            1,123,071
      194,000   Midland Holdings Ltd.                           63,831
      104,000   Miramar Hotel & Investment                      65,619
      238,000   Neo-China Land Group Holdings Ltd. (b)          62,954
      311,200   New World China Land Ltd.                       63,042
      509,000   New World Development Co. Ltd.                 400,625
      322,000   Shanghai Forte Land Co. - Class H               44,871
      478,000   Shenzhen Investment Ltd.                        56,742
      388,000   Shimao Property Holdings Ltd.                  232,795
      541,000   Shui On Land Ltd.                              117,971
      332,000   Shun Tak Holdings Ltd.                          64,257
      522,000   Sino Land Co.                                  383,915
      498,500   Sino-Ocean Land Holdings Ltd.                  170,452
       84,000   Sun Hung Kai Properties Ltd.                   664,942
      127,500   Swire Pacific Ltd. - Class A                   855,467


       NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
      302,500   Swire Pacific Ltd. - Class B               $   390,315
      236,000   Tian An China Investment                        50,244
      904,000   United Energy Group Ltd. (a)                    35,576
      309,000   Wharf Holdings Ltd.                            733,612
      242,000   Wheelock & Co. Ltd.                            459,010
      230,000   Wheelock Properties Ltd.                        81,611
----------------------------------------------------------------------
                                                            13,819,792
----------------------------------------------------------------------
                SINGAPORE - 0.4%
      155,000   Yanlord Land Group Ltd.                         62,166
----------------------------------------------------------------------
                TOTAL INVESTMENTS - 99.5%
                (Cost $34,189,183)                          13,881,958
----------------------------------------------------------------------
                Other Assets in excess of Liabilities - 0.5%    63,598
----------------------------------------------------------------------
                NET ASSETS - 100.0%                        $13,945,556
======================================================================


ADR - American Depositary Receipt
Ltd. - Limited
REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $62,594 which represents 0.4% of net assets.


See notes to financial statements.


                                      SemiAnnual Report | November 30, 2008 | 31

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

HAO | Claymore/AlphaShares China Small Cap Index ETF


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                COMMON STOCKS - 100.1%

                CONSUMER DISCRETIONARY - 8.3%
     508,000    AviChina Industry & Technology Co.         $    41,295
     920,000    Brilliance China Automotive Holdings Ltd. (a)   45,109
     562,000    China Hongxing Sports Ltd.                      70,788
     170,000    China Sky Chemical Fibre Co. Ltd.               28,738
     248,000    FibreChem Technologies Ltd.                     39,458
     112,000    FU JI Food and Catering Services Holdings Ltd.  36,128
     208,000    Golden Eagle Retail Group Ltd.                 112,184
      63,500    Great Wall Motor Co. Ltd.                       18,271
       8,046    Home Inns & Hotels Management, Inc., ADR (a)    73,138
     259,000    Intime Department Store Group Co. Ltd.          66,837
     164,000    Minth Group Ltd.                                63,483
     152,500    Ports Design Ltd.                              171,190
     371,000    Samson Holding Ltd.                             47,870
   1,310,000    Shanghai Jin Jiang International Hotels
                   Group Co. Ltd.                              125,081
      71,000    Sichuan Xinhua Winshare Chainstore Co. Ltd.     13,742
   1,472,000    TCL Multimedia Technology Holdings Ltd. (a)     20,323
     170,500    Weiqiao Textile Co.                             38,939
         444    Xinhua Finance Ltd. (a)                          9,347
      14,732    Xinhua Finance Media Ltd., ADR (a)               9,281
     216,000    Xinyu Hengdeli Holdings Ltd.                    25,083
----------------------------------------------------------------------
                                                             1,056,285
----------------------------------------------------------------------
                CONSUMER STAPLES - 18.3%
      26,997    American Oriental Bioengineering, Inc. (a)     153,073
     172,000    Celestial Nutrifoods Ltd.                       40,479
     766,000    Chaoda Modern Agriculture Holdings Ltd.        443,777
     629,000    China Agri-Industries Holdings Ltd. (a)        227,247
      71,000    China Fishery Group Ltd.                        25,887
     302,000    China Foods Ltd.                                89,234
     186,000    China Green Holdings Ltd.                      121,198
     207,000    China Huiyuan Juice Group Ltd.                 248,395
     155,000    China Milk Products Group Ltd.                  36,992
     303,000    China Yurun Food Group Ltd.                    336,226
     562,000    Global Bio-Chem Technology Group Co. Ltd.       50,760
      29,000    Lianhua Supermarket Holdings Co. Ltd.           33,826
     255,000    People's Food Holdings Ltd.                    104,810
     427,000    Pine Agritech Ltd.                              33,969
     309,000    Synear Food Holdings Ltd.                       47,115
     118,000    Tsingtao Brewery Co. Ltd.                      253,961
      88,000    Wumart Stores, Inc.                             70,853
----------------------------------------------------------------------
                                                             2,317,802
----------------------------------------------------------------------


     NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                ENERGY - 2.4%
----------------------------------------------------------------------
     950,000    Cnpc Hong Kong Ltd.                        $   297,866
     200,000    Shandong Molong Petroleum Machinery Co. Ltd.    10,064
----------------------------------------------------------------------
                                                               307,930
----------------------------------------------------------------------
                FINANCIALS - 7.4%
     382,000    Beijing Capital Land Ltd.                       42,389
     294,000    Beijing North Star Co.                          35,659
     183,000    China Properties Group Ltd.                     22,432
      12,045    E-House China Holdings Ltd., ADR (a)            68,656
     360,000    First Shanghai Investments Ltd.                 29,728
     684,000    Franshion Properties China Ltd.                130,619
     269,500    Greentown China Holdings Ltd.                   86,934
   1,502,000    Guangzhou Investment Co. Ltd.                   92,056
     405,000    KWG Property Holding Ltd.                       85,702
     376,000    Ming An Holdings Co. Ltd.                       26,198
     440,000    Shanghai Forte Land Co.                         61,315
     684,000    Shenzhen Investment Ltd.                        81,196
     524,000    Silver Grant International                      40,567
   1,332,000    United Energy Group Ltd. (a)                    52,420
     209,000    Yanlord Land Group Ltd. (Singapore)             83,824
----------------------------------------------------------------------
                                                               939,695
----------------------------------------------------------------------
                HEALTH CARE - 5.1%
       7,213    China Medical Technologies, Inc., ADR          147,939
     310,000    China Pharmaceutical Group Ltd.                 82,398
      74,000    Guangzhou Pharmaceutical Co. Ltd.               18,524
       6,913    Mindray Medical International Ltd., ADR        124,987
      44,000    Shandong Weigao Group Medical Polymer Co. Ltd.  62,450
      12,392    Simcere Pharmaceutical Group, ADR (a)           88,107
      21,222    WuXi PharmaTech Cayman, Inc., ADR (a)          126,483
----------------------------------------------------------------------
                                                               650,888
----------------------------------------------------------------------
                INDUSTRIALS - 21.5%
     206,000    Anhui Expressway Co.                            63,526
      64,000    Baoye Group Co. Ltd.                             9,084
     183,000    Beijing Enterprises Holdings Ltd.              646,981
     237,000    Bio-Treat Technology Ltd.                        7,856
     578,000    China Eastern Airlines Corp. Ltd. (b)           55,934
   1,377,000    China Shipping Container Lines Co. Ltd.        165,237
     735,000    China Southern Airlines Co. Ltd. (a) (b)        93,888
     312,000    China State Construction International
                   Holdings Ltd.                                37,842
     980,000    Citic Resources Holdings Ltd. (a)               73,341
     166,000    Dalian Port PDA Co. Ltd.                        33,199
      70,000    Dongfang Electric Corp. Ltd.                   155,894
     156,000    Enric Energy Equipment Holdings Ltd. (a)        37,037
     588,000    Guangshen Railway Co. Ltd.                     198,778


See notes to financial statements.

32 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

HAO | Claymore/AlphaShares China Small Cap Index ETF (continued)


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                INDUSTRIALS (CONTINUED)
      58,000    Guangzhou Shipyard International Co. Ltd.  $    38,541
     226,000    GZI Transportation Ltd.                         62,404
     502,000    Jiangsu Expressway Co. Ltd.                    365,319
     242,000    Lonking Holdings Ltd.                          100,233
     154,000    Shanghai Prime Machinery Co. Ltd.               13,909
     306,000    Shenzhen Expressway Co. Ltd.                   100,287
   3,112,500    Shenzhen International Holdings                 95,582
     366,000    Sichuan Expressway Co. Ltd.                     66,115
     211,000    Sinotrans Ltd.                                  28,587
     222,000    Tianjin Development Holdings                    61,872
      81,600    Weichai Power Co. Ltd.                         137,928
     144,000    Xiamen International Port Co. Ltd.              12,449
      79,000    Zhuzhou CSR Times Electric Co. Ltd.             64,218
----------------------------------------------------------------------
                                                             2,726,041
----------------------------------------------------------------------
                INFORMATION TECHNOLOGY - 18.5%
     264,000    AAC Acoustic Technologies Holdings, Inc. (a)    82,434
      30,202    Actions Semiconductor Co. Ltd., ADR (a)         45,605
      11,461    AsiaInfo Holdings, Inc. (a)                    126,415
     229,500    Byd Co. Ltd.                                   350,018
      11,767    Cogo Group, Inc. (a)                            40,008
     225,000    Digital China Holdings Ltd.                     59,515
      27,407    Netease.com, ADR (a)                           504,289
       8,032    Shanda Interactive Entertainment Ltd., ADR (a) 172,367
      11,363    Sohu.com, Inc. (a)                             551,560
       5,463    The9 Ltd., ADR (a)                              70,145
     518,000    TPV Technology Ltd.                             93,572
      91,000    Travelsky Technology Ltd.                       29,237
     154,000    Wasion Group Holdings Ltd.                      26,030
      92,160    ZTE Corp.                                      199,775
----------------------------------------------------------------------
                                                             2,350,970
----------------------------------------------------------------------
                MATERIALS - 10.6%
     280,000    China BlueChemical Ltd.                        103,327
     434,000    China Nickel Resources Holding Co. Ltd.         30,239
     364,000    China Oriental Group Co. Ltd.                   50,724
     232,000    Chongqing Iron & Steel Co. Ltd.                 48,195
     310,000    FerroChina Ltd. (b)                             84,259
     670,000    Hunan Non-Ferrous Metal Corp. Ltd.              74,347
      54,000    Lingbao Gold Co. Ltd.                            8,570
     718,000    Maanshan Iron & Steel                          188,993
      11,453    ShengdaTech, Inc. (a)                           45,583
     900,000    Sinofert Holdings Ltd.                         400,637
     960,000    Sinopec Shanghai Petrochemical Co. Ltd.        216,770


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
     582,000    Sinopec Yizheng Chemical Fibre Co. Ltd.    $    61,578
      56,000    Zhaojin Mining Industry Co. Ltd.                25,507
----------------------------------------------------------------------
                                                             1,338,729
----------------------------------------------------------------------
                TELECOMMUNICATION SERVICES - 3.0%
     628,000    China Communications Services Corp. Ltd.       379,224
----------------------------------------------------------------------
                UTILITIES - 5.0%
     663,000    China Power International Development Ltd.     136,019
     196,000    Epure International Ltd.                        22,089
     962,000    Guangdong Investment Ltd.                      317,764
     588,000    Huadian Power International Co.                127,461
      68,000    Sino-Environment Technology Group Ltd.
                   (Singapore) (a)                              27,499
----------------------------------------------------------------------
                                                               630,832
----------------------------------------------------------------------
                TOTAL INVESTMENTS - 100.1%
                (Cost $23,683,314)                          12,698,396

                Liabilities in excess of
                   Other Assets - (0.1%)                       (13,908)
----------------------------------------------------------------------
                NET ASSETS - 100.0%                        $12,684,488
======================================================================

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $234,081 which represents 1.8% of net assets.

Securities are classified by sectors that represent broad groupings of related industries.


See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 33

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

FRN | Claymore/BNY Mellon Frontier Markets ETF


       NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                COMMON STOCKS - 99.3%

                BAHRAIN - 1.1%
        7,626   Gulf Finance House - GDR                   $    90,826
        5,992   Investcorp Bank BSC - GDR                       19,774
----------------------------------------------------------------------
                                                               110,600
----------------------------------------------------------------------
                CHILE - 27.9%
        3,091   Banco de Chile - ADR                            89,113
        7,812   Banco Santander Chile - ADR                    260,140
        4,219   Cia Cervecerias Unidas SA - ADR                119,946
        3,655   CorpBanca SA - ADR                              68,659
        7,490   Distribucion y Servicio D&S SA - ADR           122,986
        4,495   Embotelladora Andina SA - A Shares - ADR        48,591
        5,745   Embotelladora Andina SA - B Shares - ADR        76,179
       20,908   Empresa Nacional de Electricidad SA - ADR      728,644
       50,020   Enersis SA - ADR                               653,261
       25,873   Lan Airlines SA - ADR                          219,920
        5,717   Madeco SA - ADR                                 32,472
       17,329   Sociedad Quimica y Minera de Chile SA - ADR    389,729
        3,921   Vina Concha y Toro SA - ADR                    116,140
----------------------------------------------------------------------
                                                             2,925,780
----------------------------------------------------------------------
                COLOMBIA - 2.6%
       13,497   BanColombia SA - ADR                           274,529
----------------------------------------------------------------------
                CZECH REPUBLIC - 4.2%
        8,753   Komercni Banka AS - GDR                        437,562
----------------------------------------------------------------------
                EGYPT - 13.3%
       46,225   Commercial International Bank - GDR            231,125
       23,362   Egyptian Financial Group-Hermes Holding - GDR  137,836
        8,354   Orascom Construction Industries - GDR          377,099
       19,786   Orascom Telecom Holding SAE - GDR              434,303
        7,468   Palm Hills Developments SAE - GDR (a) (b)       40,925
       13,300   Telecom Egypt - GDR                            182,875
----------------------------------------------------------------------
                                                             1,404,163
----------------------------------------------------------------------
                ESTONIA - 0.2%
        1,428   Eesti Telekom - GDR                             21,791
----------------------------------------------------------------------
                GEORGIA - 0.2%
        5,558   Bank of Georgia - GDR (a)                       22,510
----------------------------------------------------------------------
                KAZAKHSTAN - 5.3%
       15,726   Alliance Bank JSC - GDR (a)                     31,452
       18,082   Halyk Savings Bank of Kazakhstan JSC - GDR      61,117
       34,461   KazMunaiGas Exploration Production - GDR       462,122
----------------------------------------------------------------------
                                                               554,691
----------------------------------------------------------------------

       NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                KUWAIT - 1.8%
       23,751   Global Investment House - GDR (a)          $   187,633
----------------------------------------------------------------------
                LEBANON - 4.3%
        2,914   Banque Audi sal- Audi Saradar Group - GDR      160,998
       19,455   Solidere - GDR                                 300,385
----------------------------------------------------------------------
                                                               461,383
----------------------------------------------------------------------
                LUXEMBOURG - 1.1%
       21,634   MHP SA - GDR (a)                               120,069
----------------------------------------------------------------------
                NIGERIA - 2.9%
       58,752   Guaranty Trust Bank Plc - GDR                  301,398
----------------------------------------------------------------------
                OMAN - 2.0%
       25,616   Bank Muscat SAOG - GDR (b)                     204,928
----------------------------------------------------------------------
                PAKISTAN - 2.0%
       51,939   MCB Bank Ltd. - GDR                            124,654
        8,406   Oil & Gas Development Co. Ltd. - GDR            58,842
        8,960   United Bank Ltd. - GDR                          21,683
----------------------------------------------------------------------
                                                               205,179
----------------------------------------------------------------------
                PERU - 5.3%
       30,901   Cia de Minas Buenaventura SA - ADR             556,218
----------------------------------------------------------------------
                POLAND - 23.3%
       20,719   Bank Pekao SA - GDR                            818,815
       11,321   KGHM Polska Miedz SA - GDR                     219,288
       30,119   Polski Koncern Naftowy Orlen - GDR             526,781
      136,746   Telekomunikacja Polska SA - GDR                892,951
----------------------------------------------------------------------
                                                             2,457,835
----------------------------------------------------------------------
                QATAR - 1.1%
       38,532   Commercial Bank of Qatar - GDR (a)             117,523
----------------------------------------------------------------------
                UNITED ARAB EMIRATES - 0.6%
       12,383   Depa Ltd. - GDR (a)                             28,481
       15,612   Kingdom Hotel Investments - GDR (a)             31,224
----------------------------------------------------------------------
                                                                59,705
----------------------------------------------------------------------
                UNITED KINGDOM - 0.1%
        3,909   KazakhGold Group Ltd. - GDR (a)                 14,659
----------------------------------------------------------------------
                TOTAL COMMON STOCK - 99.3%
                (Cost $19,980,879)                          10,438,156
======================================================================

See notes to financial statements.

34 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued


FRN | Claymore/BNY Mellon Frontier Markets ETF (continued)


       NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                LIMITED PARTNERSHIPS - 0.1%

                KAZAKHSTAN - 0.1%
        1,927   Zhaikmunai LP - GDR (a)
                (Cost $27,362)                             $     8,922
----------------------------------------------------------------------
                TOTAL INVESTMENTS - 99.4%
                (Cost $20,008,241)                          10,447,078
----------------------------------------------------------------------
                Other Assets in excess of Liabilities - 0.6%    58,199
----------------------------------------------------------------------
                NET ASSETS - 100.0%                        $10,505,277
======================================================================


ADR - American Depositary Receipt
AS - Joint Stock Company
GDR - Global Depositary Receipt
PLC - Public Limited Company
Ltd. - Limited
REIT - Real Estate Investment Trust
SA - Corporation
SAE - Corporation
SAOG - Joint Stock Company

(a)  Non-income producing security.

(b) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $245,853 which represents 2.34% of net assets.


See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 35

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

EXB | Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                COMMON STOCKS - 99.1%

                AUSTRALIA - 2.3%
       4,758    ASX Ltd.                                   $    95,276
         645    Perpetual Ltd.                                  13,357
----------------------------------------------------------------------
                                                               108,633
----------------------------------------------------------------------
                BERMUDA - 1.6%
       6,069    Invesco Ltd.                                    76,166
----------------------------------------------------------------------
                CANADA - 2.7%
       1,176    AGF Management Ltd. - Class B                    7,807
         836    Canaccord Capital, Inc.                          2,782
       1,866    CI Financial Income Fund                        21,874
         707    DundeeWealth, Inc.                               2,763
         637    GMP Capital Trust                                2,227
       1,677    IGM Financial, Inc.                             44,587
       2,166    TMX Group, Inc.                                 43,540
----------------------------------------------------------------------
                                                               125,580
----------------------------------------------------------------------
                GERMANY - 5.9%
       3,722    Deutsche Boerse AG                             265,518
       1,156    MLP AG                                          14,287
----------------------------------------------------------------------
                                                               279,805
----------------------------------------------------------------------
                HONG KONG - 5.0%
      30,000    Hong Kong Exchanges and Clearing Ltd.          236,124
       5,000    Shenyin Wanguo HK Ltd.                           1,613
----------------------------------------------------------------------
                                                               237,737
----------------------------------------------------------------------
                ICELAND - 0.1%
     241,643    Straumur-Burdaras Fjarfestingabanki hf (a) (b)   2,451
----------------------------------------------------------------------
                ITALY - 0.2%
       2,193    Azimut Holding SpA                               9,774
----------------------------------------------------------------------
                JAPAN - 10.2%
           9    Asset Managers Co. Ltd.                            794
      20,000    Daiwa Securities Group, Inc.                   102,683
           2    GCA Savvian Group Corp.                          4,613
         800    Jafco Co. Ltd.                                  21,712
          13    kabu.com Securities Co. Ltd.                    16,775
         700    Marusan Securities Co. Ltd.                      3,263
       1,600    Matsui Securities Co. Ltd.                      10,701
       5,000    Mizuho Investors Securities Co. Ltd.             3,885
          32    Monex Group, Inc.                                9,837
      27,600    Nomura Holdings, Inc.                          199,368
       2,000    Okasan Holdings, Inc.                            8,294
           8    Osaka Securities Exchange Co. Ltd.              35,865
         230    SBI Holdings, Inc.                              35,908


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
       8,000    Shinko Securities Co. Ltd.                 $    16,127
       4,000    Tokai Tokyo Securities Co. Ltd.                  8,903
----------------------------------------------------------------------
                                                               478,728
----------------------------------------------------------------------
                NETHERLANDS - 0.2%
       1,076    BinckBank NV                                     7,619
----------------------------------------------------------------------
                SINGAPORE - 2.1%
      30,000    Singapore Exchange Ltd.                         97,451
----------------------------------------------------------------------
                SPAIN - 1.2%
       2,329    Bolsas y Mercados Espanoles                     54,968
----------------------------------------------------------------------
                SWEDEN - 0.0%
       1,090    D Carnegie AB (b)                                2,073
----------------------------------------------------------------------
                SWITZERLAND - 4.1%
       2,305    EFG International                               36,530
       3,327    Julius Baer Holding AG                         108,905
         417    Partners Group Holding AG                       25,062
       1,022    Vontobel Holding AG                             20,698
----------------------------------------------------------------------
                                                               191,195
----------------------------------------------------------------------
                THAILAND - 0.0%
       4,100    Kim Eng Securities Thailand PCL                    797
----------------------------------------------------------------------
                UNITED KINGDOM - 7.5%
       6,059    3i Group PLC                                    38,281
      11,478    Aberdeen Asset Management PLC                   15,851
      11,142    Ashmore Group PLC                               19,063
       1,061    Climate Exchange PLC (a)                        14,009
       7,680    F&C Asset Management PLC                         6,364
      11,528    Henderson Group PLC                              9,729
       9,129    ICAP PLC                                        41,078
       1,380    Intermediate Capital Group PLC                  16,729
       5,971    London Stock Exchange Group PLC                 55,798
      26,848    Man Group PLC                                  103,301
       5,066    PLUS Markets Group PLC (a)                         455
       1,943    Schroders PLC                                   25,253
       3,079    Tullett Prebon PLC                               8,433
----------------------------------------------------------------------
                                                               354,344
----------------------------------------------------------------------
                UNITED STATES - 55.8%
         643    Affiliated Managers Group, Inc. (a)             18,004
       3,269    American Capital Ltd.                           13,861
       3,425    Ameriprise Financial, Inc.                      63,226
       2,235    Apollo Investment Corp.                         18,975
         360    BGC Partners, Inc. - Class A                     1,368
         317    BlackRock, Inc.                                 39,850
         318    Calamos Asset Management, Inc. - Class A         1,294


See notes to financial statements.

36 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

EXB | Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF (continued)


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                UNITED STATES (CONTINUED)
      13,137    Charles Schwab Corp. (The)                 $   240,801
       1,369    CME Group, Inc.                                290,160
         252    Cohen & Steers, Inc.                             2,883
       7,693    E*Trade Financial Corp. (a)                     10,386
       1,818    Eaton Vance Corp.                               34,760
          92    Evercore Partners, Inc. - Class A                  921
       1,350    Federated Investors, Inc. - Class B             26,798
       1,476    Fortress Investment Group LLC - Class A          4,502
       2,437    Franklin Resources, Inc.                       148,048
          75    GAMCO Investors, Inc. - Class A                  2,057
         898    GFI Group, Inc.                                  3,403
       2,645    GLG Partners, Inc.                               6,718
       3,013    Goldman Sachs Group, Inc. (The)                237,997
         254    Greenhill & Co., Inc.                           17,297
       2,105    IntercontinentalExchange, Inc. (a)             154,928
         609    Investment Technology Group, Inc. (a)           10,189
       2,270    Janus Capital Group, Inc.                       18,501
       1,691    Jefferies Group, Inc.                           21,036
         409    KBW, Inc. (a)                                    9,288
         758    LaBranche & Co., Inc. (a)                        3,714
       2,235    Legg Mason, Inc.                                40,275
         927    MarketAxess Holdings, Inc. (a)                   5,933
      20,151    Merrill Lynch & Co., Inc.                      266,396
      12,132    Morgan Stanley                                 178,947
       5,586    Nasdaq OMX Group (The) (a)                     120,099
       3,032    Northern Trust Corp.                           139,138
       7,431    NYSE Euronext                                  176,932
       1,157    Och-Ziff Capital Management Group LLC -
                   Class A                                       5,750
         587    optionsXpress Holdings, Inc.                     8,271
         223    Piper Jaffray Cos. (a)                           8,449
       1,322    Raymond James Financial, Inc.                   29,044
       1,977    SEI Investments Co.                             30,564
         352    Stifel Financial Corp. (a)                      15,140
         305    SWS Group, Inc.                                  4,459
       4,079    T Rowe Price Group, Inc.                       139,543
       3,166    TD Ameritrade Holding Corp. (a)                 42,108
         395    TradeStation Group, Inc. (a)                     2,773
       1,370    Waddell & Reed Financial, Inc. - Class A        18,413
----------------------------------------------------------------------
                                                             2,633,199
----------------------------------------------------------------------


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                ZAMBIA - 0.2%
       2,354    JSE Ltd.                                   $     9,589
----------------------------------------------------------------------
                TOTAL COMMON STOCKS - 99.1%
                (Cost $12,226,266)                           4,670,109
----------------------------------------------------------------------

                MASTER LIMITED PARTNERSHIPS - 0.8%

                UNITED STATES - 0.8%
       1,370    AllianceBernstein Holding L.P.                  24,126
       2,458    Blackstone Group L.P. (The)                     15,387
----------------------------------------------------------------------
                TOTAL MASTER LIMITED PARTNERSHIPS
                (Cost $157,879)                                 39,513
----------------------------------------------------------------------
                TOTAL INVESTMENTS - 99.9%
                (Cost $12,384,145)                           4,709,622

                Other Assets in excess of Liabilities - 0.1%     6,004
----------------------------------------------------------------------
                NET ASSETS - 100.0%                        $ 4,715,626
======================================================================

AB - Publicly Traded Company
AG - Corporation
L.P. - Limited Partnership
NV - Publicly Traded Company
PCL - Public Company Limited
PLC - Public Limited Company
SpA - Joint Stock Company

(a)  Non-income producing security.

(b) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $4,524 which represents 0.10% of net assets.

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 37

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

CUT | Claymore/Clear Global Timber Index ETF


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                COMMON STOCKS - 95.5%

                AUSTRALIA - 4.6%
   1,903,575    Gunns Ltd.                                 $ 1,196,221
----------------------------------------------------------------------
                BERMUDA - 5.3%
  35,166,000    China Grand Forestry Resources
                   Group Ltd. (a)                            1,383,925
----------------------------------------------------------------------
                CANADA - 7.1%
      88,509    Canfor Corp. (a)                               519,844
     120,193    Sino-Forest Corp. (a)                          701,094
      27,246    West Fraser Timber Co., Ltd.                   646,686
----------------------------------------------------------------------
                                                             1,867,624
----------------------------------------------------------------------
                IRELAND - 2.7%
     302,393    Smurfit Kappa Group PLC                        710,625
----------------------------------------------------------------------
                JAPAN - 21.9%
     415,000    Hokuetsu Paper Mills Ltd.                    1,834,375
     367,000    OJI Paper Co., Ltd.                          1,772,482
     321,600    Sumitomo Forestry Co., Ltd.                  2,133,983
----------------------------------------------------------------------
                                                             5,740,840
----------------------------------------------------------------------
                PORTUGAL - 4.5%
     636,200    Portucel Empresa Produtora
                   de Pasta e Papel SA                       1,170,548
----------------------------------------------------------------------
                SOUTH AFRICA - 3.8%
     183,925    Sappi Ltd., ADR                                985,838
----------------------------------------------------------------------
                SPAIN - 4.2%
     277,910    Grupo Empresarial Ence SA                    1,114,343
----------------------------------------------------------------------
                SWEDEN - 10.5%
      57,498    Holmen AB - Class B                          1,384,365
     169,690    Svenska Cellulosa AB - Class B               1,367,099
----------------------------------------------------------------------
                                                             2,751,464
----------------------------------------------------------------------
                UNITED STATES - 30.9%
       7,206    Deltic Timber Corp.                            345,312
      19,402    Greif, Inc. - Class A                          643,176
      62,969    International Paper Co.                        783,964
      70,509    MeadWestvaco Corp.                             822,135
      25,172    Plum Creek Timber Co., Inc. - REIT             895,871
      27,090    Potlatch Corp. - REIT                          722,761
      40,770    Rayonier, Inc. - REIT                        1,361,718
      37,369    Sonoco Products Co.                            937,962
      28,450    Wausau Paper Corp.                             292,751
      33,876    Weyerhaeuser Co.                             1,274,415
----------------------------------------------------------------------
                                                             8,080,065
----------------------------------------------------------------------
                TOTAL COMMON STOCKS - 95.5%
                (Cost $44,358,541)                          25,001,493
----------------------------------------------------------------------


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                PREFERRED STOCK - 3.5%

                BRAZIL - 3.5%
      41,327    Aracruz Celulose SA, ADR                   $   343,427
     102,324    Votorantim Celulose e Papel SA , ADR           568,921
----------------------------------------------------------------------
                (Cost $5,499,088)                              912,348
----------------------------------------------------------------------

                INCOME TRUST - 0.6%
                CANADA - 0.6%
      61,610    TimberWest Forest Corp.
                (Cost $753,814)                                169,760
----------------------------------------------------------------------
                TOTAL INVESTMENTS - 99.6%
                (Cost $50,611,443)                          26,083,601

                Other Assets in excess of Liabilities - 0.4%    97,296
----------------------------------------------------------------------
                NET ASSETS - 100.0%                        $26,180,897
======================================================================

AB - Corporation
ADR - American Depositary Receipt
Ltd. - Limited
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SA - Corporation

(a)  Non-income producing security.

See notes to financial statements.

38 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

SEA | Claymore/Delta Global Shipping Index ETF


       NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                COMMON STOCK - 91.6%

                BERMUDA - 21.0%
       17,367   Frontline Ltd.                             $   513,021
      241,500   Golden Ocean Group Ltd.                        167,846
       25,059   Knightsbridge Tankers Ltd.                     372,627
       33,777   Ship Finance International Ltd.                401,609
       22,880   Tsakos Energy Navigation Ltd.                  460,574
----------------------------------------------------------------------
                                                             1,915,677
----------------------------------------------------------------------
                CHINA - 2.7%
      453,500   China COSCO Holdings Co. Ltd. - Class H        247,518
----------------------------------------------------------------------
                JAPAN - 11.0%
       82,000   Kawasaki Kisen Kaisha Ltd.                     330,600
       54,000   Mitsui OSK Lines Ltd.                          287,448
       71,000   Nippon Yusen KK                                385,396
----------------------------------------------------------------------
                                                             1,003,444
----------------------------------------------------------------------
                LIBERIA - 2.1%
       32,881   Excel Maritime Carriers Ltd.                   187,751
----------------------------------------------------------------------
                MARSHALL ISLANDS - 36.4%
       39,109   Danaos Corp.                                   209,233
      105,942   DHT Maritime, Inc.                             566,790
       35,452   Diana Shipping, Inc.                           313,396
       10,506   DryShips, Inc.                                  57,153
       74,641   Euroseas Ltd.                                  297,071
       90,824   Navios Maritime Holdings, Inc.                 158,034
       51,316   OceanFreight, Inc.                             177,040
       68,478   Paragon Shipping, Inc. - Class A               305,412
       31,747   Seaspan Corp.                                  235,563
      100,782   Star Bulk Carriers Corp.                       227,768
       16,987   Teekay Corp.                                   278,417
       45,997   Teekay Tankers Ltd. - Class A                  502,287
----------------------------------------------------------------------
                                                             3,328,164
----------------------------------------------------------------------


       NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                SINGAPORE - 2.5%
      493,000   Cosco Corp. Singapore Ltd.                 $   232,046
----------------------------------------------------------------------
                UNITED STATES - 15.9%
       11,339   Alexander & Baldwin, Inc.                      293,113
       32,435   Eagle Bulk Shipping, Inc.                      140,444
       15,913   Genco Shipping & Trading Ltd.                  144,967
       31,441   General Maritime Corp.                         407,475
       43,488   Horizon Lines, Inc. - Class A                  173,952
        7,827   Overseas Shipholding Group, Inc.               290,069
----------------------------------------------------------------------
                                                             1,450,020
----------------------------------------------------------------------
                TOTAL COMMON STOCKS - 91.6%
                (Cost $14,993,928)                           8,364,620
----------------------------------------------------------------------

                MASTER LIMITED PARTNERSHIPS - 7.0%

                MARSHALL ISLANDS - 7.0%
       45,767   Teekay LNG Partners, L.P.
                (Cost $753,431)                                640,738
----------------------------------------------------------------------
                TOTAL INVESTMENTS - 98.6%
                (Cost $15,747,359)                           9,005,358
----------------------------------------------------------------------
                Other Assets in Excess of Liabilities - 1.4%   131,440
----------------------------------------------------------------------
                NET ASSETS - 100.0%                        $ 9,136,798
======================================================================

KK - Joint Stock Company
Ltd. - Limited
LP - Limited Partnership

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 39

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

ROB | Claymore/Robb Report Global Luxury Index ETF


       NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                COMMON STOCKS - 96.8%

                BERMUDA - 4.2%
       35,000   Mandarin Oriental International, Ltd.      $    35,000
        2,176   Orient-Express Hotels, Ltd. - Class A           14,906
      102,000   Shangri-La Asia, Ltd.                          131,610
----------------------------------------------------------------------
                                                               181,516
----------------------------------------------------------------------
                BRAZIL - 2.3%
        6,368   Empresa Brasileira de Aeronautica SA, ADR       98,895
----------------------------------------------------------------------
                CANADA - 0.2%
        2,207   Harry Winston Diamond Corp.                     10,455
----------------------------------------------------------------------
                DENMARK - 0.2%
          450   Bang & Olufsen A/S                               9,045
----------------------------------------------------------------------
                FRANCE - 29.6%
        3,402   Christian Dior SA                              155,836
          363   Dassault Aviation SA                           193,457
        2,445   Hermes International                           306,337
        3,513   LVMH Moet Hennessy Louis Vuitton SA            198,722
        3,579   Pernod-Ricard SA                               209,858
        3,133   PPR                                            148,484
        1,674   Remy Cointreau SA                               59,072
----------------------------------------------------------------------
                                                             1,271,766
----------------------------------------------------------------------
                GERMANY - 7.8%
        7,248   Bayerische Motoren Werke AG                    180,951
        4,958   Daimler AG                                     155,110
----------------------------------------------------------------------
                                                               336,061
----------------------------------------------------------------------
                ITALY - 8.9%
       10,795   Bulgari SpA                                     65,784
       14,744   Luxottica Group SpA                            272,959
        1,096   Tod's SpA                                       43,668
----------------------------------------------------------------------
                                                               382,411
----------------------------------------------------------------------
                JAPAN - 8.4%
       15,000   Shiseido Co., Ltd.                             279,385
       13,000   TOTO, Ltd.                                      80,256
----------------------------------------------------------------------
                                                               359,641
----------------------------------------------------------------------
                SINGAPORE - 0.2%
       27,000   Banyan Tree Holdings, Ltd.                       7,160
----------------------------------------------------------------------
                SWITZERLAND - 9.6%
        7,152   Compagnie Financiere Richemont SA              124,122
        4,907   Julius Baer Holding AG                         160,624
        1,108   Swatch Group AG                                130,444
----------------------------------------------------------------------
                                                               415,190
----------------------------------------------------------------------
                UNITED KINGDOM - 1.1%
       15,558   Burberry Group PLC                              49,059
----------------------------------------------------------------------


       NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                UNITED STATES - 24.3%
       11,417   Coach, Inc. (a)                            $   204,364
        7,747   Nordstrom, Inc.                                 88,083
        5,382   Northern Trust Corp.                           246,980
        3,586   Polo Ralph Lauren Corp.                        154,915
        5,101   Saks, Inc. (a)                                  21,985
        2,420   Sotheby's                                       24,055
        4,458   Tiffany & Co.                                   88,224
        2,421   Wilmington Trust Corp.                          58,564
        3,980   Wynn Resorts Ltd. (a)                          158,484
----------------------------------------------------------------------
                                                             1,045,654
----------------------------------------------------------------------
                TOTAL COMMON STOCKS - 96.8%
                (Cost $9,015,580)                            4,166,853
----------------------------------------------------------------------

                PREFERRED STOCK - 3.2%

                GERMANY - 3.2%
        2,159   Porsche Automobil Holding SE
                (Cost $434,313)                                138,676
----------------------------------------------------------------------
                TOTAL INVESTMENTS - 100.0%
                (Cost - $9,449,893)                          4,305,529
                Liabilities in excess of Other Assets - 0.0%    (2,321)
----------------------------------------------------------------------
                NET ASSETS - 100.0%                       $  4,303,208
======================================================================

ADR - American Depositary Receipt
AG - Stock Corporation
PLC - Public Limited Company
SA - Corporation
SpA - Joint Stock Company

(a)  Non-income producing security.


See notes to financial statements.

40 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

ENY | Claymore/SWM Canadian Energy Income Index ETF


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                COMMON STOCKS - 20.7%

                CANADA - 20.7%
       9,649    Canadian Natural Resources Ltd.            $   404,244
     200,285    Connacher Oil and Gas Ltd. (a)                 203,319
       8,467    EnCana Corp.                                   409,297
      11,324    Husky Energy, Inc.                             291,950
      22,120    Imperial Oil Ltd.                              788,600
     312,468    Ivanhoe Energy, Inc. (a)                       188,810
      13,050    Nexen, Inc.                                    268,107
     182,239    Oilsands Quest, Inc. (a)                       200,463
      42,549    OPTI Canada, Inc. (a)                           74,732
      17,674    Petrobank Energy & Resources Ltd. (a)          339,611
       7,933    Petro-Canada                                   215,582
      24,553    Suncor Energy, Inc.                            565,755
     172,267    UTS Energy Corp. (a)                           116,584
----------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $8,402,124)                            4,067,054
----------------------------------------------------------------------

                INCOME TRUSTS - 68.4%

                CANADA - 68.4%
     120,085    Advantage Energy Income Fund                   628,869
      89,905    ARC Energy Trust                             1,455,922
      87,489    Baytex Energy Trust                          1,311,066
      56,250    Bonavista Energy Trust                         816,196
      22,561    Canadian Oil Sands Trust                       468,052
     129,892    Daylight Resources Trust                       852,900
      73,572    Enerplus Resources Fund                      1,793,066
     102,834    Harvest Energy Trust                         1,101,911
     112,323    NAL Oil & Gas Trust                            741,158
     178,028    Paramount Energy Trust                         853,421
     123,860    Penn West Energy Trust                       1,933,941
     168,273    Provident Energy Trust                         848,686
     111,565    Trilogy Energy Trust                           627,396
----------------------------------------------------------------------
                TOTAL INCOME TRUSTS
                (Cost $22,411,480)                          13,432,584
----------------------------------------------------------------------


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                MASTER LIMITED PARTNERSHIP - 5.6%

                CANADA - 5.6%
     121,460    Pengrowth Energy Trust
                (Cost $1,941,870)                          $ 1,099,912
----------------------------------------------------------------------

                ROYALTY TRUSTS - 4.5%

                CANADA - 4.5%
      78,245    Freehold Royalty Trust
                (Cost $1,305,620)                              886,970
----------------------------------------------------------------------
                TOTAL INVESTMENTS - 99.2%
                (Cost $34,061,094)                          19,486,520

                Other Assets in excess of Liabilities - 0.8%   151,192
----------------------------------------------------------------------
                NET ASSETS - 100.0%                        $19,637,712
======================================================================


(a)  Non-income producing security.

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 41

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

CRO | Claymore/Zacks Country Rotation ETF


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                COMMON STOCKS - 98.0%

                AUSTRIA - 2.6%
         242    Andritz AG                                 $     5,552
         685    CA Immobilien Anlagen AG (a)                     3,442
         854    Erste Group Bank AG                             19,289
         792    OMV AG                                          19,798
         218    Raiffeisen International Bank Holding AG         5,989
       2,737    Telekom Austria AG                              36,258
         387    Verbund - Oesterreichische
                   Elektrizitaetswirtschafts AG                 17,040
         215    Vienna Insurance Group                           5,893
         584    Voestalpine AG                                  12,227
         617    Wienerberger AG                                  8,690
----------------------------------------------------------------------
                                                               134,178
----------------------------------------------------------------------
                AUSTRALIA - 12.8%
       6,928    AMP Ltd.                                        24,227
       3,909    Australia & New Zealand Banking Group Ltd.      37,674
       1,948    BHP Billiton Ltd.                               39,325
       6,201    Brambles Ltd.                                   29,276
       2,002    Commonwealth Bank of Australia                  44,443
       1,704    CSL Ltd.                                        38,505
       3,207    Fortescue Metals Group Ltd. (a)                  4,302
       6,209    Foster's Group Ltd.                             22,157
         932    Macquarie Group Ltd.                            18,025
       2,707    National Australia Bank Ltd.                    35,256
       1,609    Newcrest Mining Ltd.                            25,723
       2,190    Origin Energy Ltd.                              22,818
       2,774    QBE Insurance Group Ltd.                        42,903
         491    Rio Tinto Ltd.                                  14,900
       1,620    Santos Ltd.                                     15,930
       5,412    Stockland - REIT                                15,613
       3,524    Suncorp-Metway Ltd.                             18,014
      10,705    Telstra Corp Ltd.                               28,303
       1,789    Wesfarmers Ltd.                                 21,669
       3,974    Westfield Group - REIT                          38,766
       3,645    Westpac Banking Corp.                           42,464
       1,042    Woodside Petroleum Ltd.                         24,462
       2,446    Woolworths Ltd.                                 42,688
----------------------------------------------------------------------
                                                               647,443
----------------------------------------------------------------------
                FRANCE - 4.8%
         122    Air Liquide                                     10,349
       1,396    AXA SA                                          26,482
         632    BNP Paribas                                     34,744
         469    Carrefour SA                                    17,681
       1,626    France Telecom SA                               41,719
         376    Groupe Danone                                   21,601


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
         135    L'Oreal SA                                 $    10,905
         656    Sanofi-Aventis SA                               36,168
         316    Societe Generale                                13,384
         219    Vinci SA                                         8,776
         783    Vivendi                                         22,106
----------------------------------------------------------------------
                                                               243,915
----------------------------------------------------------------------
                GERMANY - 17.8%
         690    Adidas AG                                       21,416
         428    Allianz SE                                      35,415
       1,082    BASF SE                                         34,461
         926    Bayer AG                                        47,799
         552    Bayerische Motoren Werke AG                     13,781
         208    Beiersdorf AG                                   11,481
         387    Celesio AG                                       9,816
       1,839    Commerzbank AG                                  16,836
       1,065    Daimler AG                                      33,318
         758    Deutsche Bank AG                                26,912
         452    Deutsche Boerse AG                              32,245
         631    Deutsche Lufthansa AG                            8,275
       2,040    Deutsche Post AG (a)                            29,225
         170    Deutsche Postbank AG                             3,462
       4,903    Deutsche Telekom AG                             67,751
         587    Fresenius Medical Care AG & Co. KGaA            25,533
         420    GEA Group AG                                     6,475
         362    Henkel AG & Co. KGaA                             8,934
         141    Hochtief AG                                      5,448
         495    Hypo Real Estate Holding AG                      1,740
       1,815    Infineon Technologies AG (a)                     4,261
         421    K+S AG                                          18,836
         323    Linde AG                                        23,538
         314    MAN AG                                          14,204
         232    Merck KGAA                                      19,397
         661    Metro AG                                        20,214
         432    Muenchener Rueckversicherungs AG                58,632
         134    Q-Cells AG (a)                                   4,463
         627    RWE AG                                          52,573
         166    Salzgitter AG                                   11,446
       1,486    SAP AG                                          50,609
         724    Siemens AG                                      43,242
         317    Solarworld AG                                    5,639
         960    ThyssenKrupp AG                                 19,442
         618    TUI AG                                           6,873
         297    Volkswagen AG                                  105,646
----------------------------------------------------------------------
                                                               899,338
----------------------------------------------------------------------

See notes to financial statements.

42 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

CRO | Claymore/Zacks Country Rotation ETF (continued)


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                HONG KONG - 19.8%
      10,600    Bank of East Asia Ltd.                     $    22,978
      32,000    BOC Hong Kong Holdings Ltd.                     36,830
      23,000    Cathay Pacific Airways Ltd.                     22,317
       6,000    Cheung Kong Holdings Ltd.                       56,515
       9,000    CLP Holdings Ltd.                               63,870
       6,900    Esprit Holdings Ltd.                            32,496
       6,000    Hang Lung Group Ltd.                            19,819
      22,000    Hang Lung Properties Ltd.                       47,405
       4,000    Hang Seng Bank Ltd.                             51,044
      10,000    Henderson Land Development Co. Ltd.             33,935
      33,000    Hong Kong & China Gas Co. Ltd.                  58,760
       4,800    Hong Kong Exchanges and Clearing Ltd.           37,780
      11,000    HongKong Electric Holdings                      61,741
       8,000    Hopewell Holdings                               20,748
       8,000    Hutchison Whampoa Ltd.                          40,154
       9,500    Kerry Properties Ltd.                           20,961
      22,000    Li & Fung Ltd.                                  40,309
      26,000    Link - REIT (The)                               49,449
      19,500    MTR Corp.                                       43,327
      26,000    New World Development Ltd.                      20,464
      26,000    Noble Group Ltd.                                17,150
      19,000    Pacific Basin Shipping Ltd.                      8,090
      51,000    PCCW Ltd.                                       23,295
      14,000    Shangri-La Asia Ltd.                            18,064
      26,000    Sino Land Co.                                   19,122
       5,000    Sun Hung Kai Properties Ltd.                    39,580
       7,500    Swire Pacific Ltd.                              50,322
      13,000    Wharf Holdings Ltd.                             30,864
       3,500    Wing Hang Bank Ltd.                             16,280
----------------------------------------------------------------------
                                                             1,003,669
----------------------------------------------------------------------
                CAYMAN ISLANDS - 2.3%
      26,000    Belle International Holdings Ltd.               11,406
      35,000    Foxconn International Holdings Ltd. (a)          9,032
      22,000    Hutchison Telecommunications
                   International Ltd. (a)                        6,131
      10,500    Kingboard Chemical Holdings Ltd.                15,499
       7,800    Tencent Holdings Ltd.                           42,773
      28,000    Tingyi Cayman Islands Holding Corp.             32,516
----------------------------------------------------------------------
                                                               117,357
----------------------------------------------------------------------
                LUXEMBOURG - 0.3%
         658    ArcelorMittal                                   15,647
----------------------------------------------------------------------


      NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                NETHERLANDS - 3.9%
       1,071    Aegon NV                                  $      5,028
         387    Akzo Nobel NV                                   13,121
         279    Heineken NV                                      7,665
       1,700    ING Groep NV                                    14,237
       1,093    Koninklijke Ahold NV                            12,123
       2,675    KONINKLIJKE KPN NV                              36,788
       1,268    Koninklijke Philips Electronics NV              20,530
       2,010    Qiagen NV (a)                                   31,703
         408    TNT NV                                           8,542
       1,987    Unilever NV                                     46,216
----------------------------------------------------------------------
                                                               195,953
----------------------------------------------------------------------
                SINGAPORE - 15.6%
      27,000    Ascendas Real Estate Investment Trust - REIT    26,491
      29,000    CapitaCommercial Trust - REIT                   13,554
      17,000    CapitaLand Ltd.                                 31,217
      27,000    CapitaMall Trust - REIT                         30,428
       8,000    City Developments Ltd.                          30,654
      55,000    ComfortDelgro Corp Ltd.                         49,587
      19,000    Cosco Corp Singapore Ltd.                        8,943
       6,000    DBS Group Holdings Ltd.                         37,389
      18,000    Fraser and Neave Ltd.                           33,889
       3,000    Jardine Cycle & Carriage Ltd.                   20,803
       9,000    Keppel Corp Ltd.                                25,059
       8,000    Keppel Land Ltd.                                 7,266
       5,000    Neptune Orient Lines Ltd.                        3,447
      14,000    Olam International Ltd.                          8,724
      13,000    Oversea-Chinese Banking Corp.                   44,383
      23,000    Parkway Holdings Ltd.                           19,669
      19,000    SembCorp Industries Ltd.                        27,711
      14,000    SembCorp Marine Ltd.                            14,850
       7,000    Singapore Airlines Ltd.                         48,261
      11,000    Singapore Exchange Ltd.                         35,732
       3,000    Singapore Petroleum Co. Ltd.                     4,196
      20,000    Singapore Post Ltd.                             10,076
      26,000    Singapore Press Holdings Ltd.                   61,189
      28,000    Singapore Technologies Engineering Ltd.         43,807
      29,000    Singapore Telecommunications Ltd.               49,024
       6,000    United Overseas Bank Ltd.                       52,425
      11,000    UOL Group Ltd.                                  14,949
       7,000    Venture Corp Ltd.                               19,119
       8,000    Wilmar International Ltd.                       14,744
      10,000    Yanlord Land Group Ltd.                          4,011
----------------------------------------------------------------------
                                                               791,597
----------------------------------------------------------------------


See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 43

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

CRO | Claymore/Zacks Country Rotation ETF (continued)


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                SPAIN - 9.4%
       1,538    Abertis Infraestructuras SA                $    25,839
         115    Acciona SA                                      10,353
         810    ACS Actividades de Construccion y
                   Servicios SA                                 31,955
       3,660    Banco Bilbao Vizcaya Argentaria SA              37,804
       3,233    Banco de Sabadell SA                            21,332
       4,042    Banco Popular Espanol SA                        32,004
       3,917    Banco Santander SA                              31,959
         636    Gamesa Corp. Tecnologica SA                     10,588
         845    Gas Natural SDG SA                              23,203
       4,521    Iberdrola SA                                    33,388
         995    Inditex SA                                      33,205
       9,058    Mapfre SA                                       28,389
         462    Red Electrica Corp. SA                          20,389
       1,577    Repsol YPF SA                                   30,416
       2,843    Telefonica SA                                   57,287
       2,256    Union Fenosa SA                                 49,037
----------------------------------------------------------------------
                                                               477,148
----------------------------------------------------------------------
                SWITZERLAND - 7.9%
       1,520    ABB Ltd.                                        19,622
         287    Adecco SA                                        8,516
         529    Compagnie Financiere Richemont SA - Class A      9,181
         647    Credit Suisse Group AG                          18,995
          16    Givaudan SA                                     10,466
         176    Holcim Ltd.                                      7,803
         200    Julius Baer Holding AG                           6,547
         152    Kuehne + Nagel International AG                  9,229
       1,650    Logitech International SA (a)                   21,463
         118    Lonza Group AG                                   9,710
       1,681    Nestle SA                                       60,810
         416    Nobel Biocare Holding AG                         6,309
       1,259    Novartis AG                                     58,563
         381    Roche Holding AG                                53,324
          10    SGS SA                                           8,480
         181    Sonova Holding AG                                9,723
          58    Swatch Group AG (The)                            6,828
          58    Swiss Life Holding AG                            3,550
         424    Swiss Reinsurance                               17,279
          47    Swisscom AG                                     13,437
         108    Syngenta AG                                     19,401
         112    Zurich Financial Services AG                    21,807
----------------------------------------------------------------------
                                                               401,043
----------------------------------------------------------------------


      NUMBER
   OF SHARES    DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                UNITED KINGDOM - 0.5%
      72,000    Genting International PLC (a)              $    18,854
       2,484    Atrium European Real Estate Ltd. (a)             6,178
----------------------------------------------------------------------
                                                                25,032
----------------------------------------------------------------------
                UNITED STATES - 0.3%
         117    Synthes, Inc.                                   13,553
----------------------------------------------------------------------
                TOTAL COMMON STOCKS - 98.0%
                (Cost - $9,590,249)                          4,965,873
----------------------------------------------------------------------

                EXCHANGE-TRADED FUNDS - 1.0%
                UNITED STATES - 1.0%
       2,420    SPDR MSCI ACWI ex-US ETF (a)
                (Cost - $51,847)                                52,925
----------------------------------------------------------------------

                PREFERRED STOCKS - 0.8%

                GERMANY - 0.8%
         342    Henkel AG & Co. KGaA                             9,634
         260    Porsche Automobil Holding SE                    16,700
         323    Volkswagen AG                                   13,115
----------------------------------------------------------------------
                TOTAL PREFERRED STOCKS
                (Cost - $111,690)                               39,449
----------------------------------------------------------------------
                TOTAL INVESTMENTS - 99.8%
                (Cost $9,753,786)                            5,058,247
                Other Assets in excess of Liabilities - 0.2%     7,142
----------------------------------------------------------------------
                NET ASSETS - 100.0%                        $ 5,065,389
======================================================================


AG - Corporation
NV - Publicly-Traded Company
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SA - Corporation

(a)  Non-income producing security.

See notes to financial statements.

44 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF


       NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                COMMON STOCKS - 82.5%

                ARGENTINA - 1.4%
        5,342   Banco Macro SA - ADR                       $    58,228
       24,055   BBVA Banco Frances SA - ADR                     75,533
----------------------------------------------------------------------
                                                               133,761
----------------------------------------------------------------------
                AUSTRALIA - 1.1%
        4,890   National Australia Bank Ltd.                    63,687
        4,015   Westpac Banking Corp.                           46,775
----------------------------------------------------------------------
                                                               110,462
----------------------------------------------------------------------
                BELGIUM - 0.1%
        4,926   Fortis                                           4,500
----------------------------------------------------------------------
                BRAZIL - 0.4%
        3,127   Cia Siderurgica Nacional SA - ADR               36,023
----------------------------------------------------------------------
                CANADA - 2.1%
        2,038   Canadian Natural Resources Ltd.                 84,271
        2,336   EnCana Corp.                                   112,923
----------------------------------------------------------------------
                                                               197,194
----------------------------------------------------------------------
                CHILE - 4.8%
        5,127   Banco de Chile - ADR                           147,811
        2,717   Banco Santander Chile SA - ADR                  90,476
        4,278   Cia Cervecerias Unidas SA - ADR                121,624
        2,188   CorpBanca SA - ADR                              41,102
        7,492   Lan Airlines SA - ADR                           63,682
----------------------------------------------------------------------
                                                               464,695
----------------------------------------------------------------------
                CHINA - 2.7%
          549   China Petroleum & Chemical Corp. - ADR          36,525
          996   China Telecom Corp. Ltd. - ADR                  37,898
        4,612   Huaneng Power International, Inc. - ADR        124,293
          691   PetroChina Co. Ltd. - ADR                       57,063
----------------------------------------------------------------------
                                                               255,779
----------------------------------------------------------------------
                DENMARK - 1.1%
        5,900   Danske Bank A/S                                 68,591
          770   Novo Nordisk A/S - Class B                      39,348
----------------------------------------------------------------------
                                                               107,939
----------------------------------------------------------------------
                FINLAND - 2.2%
        3,707   Nokia OYJ                                       52,165
       11,175   UPM-Kymmene OYJ                                160,233
----------------------------------------------------------------------
                                                               212,398
----------------------------------------------------------------------
                FRANCE - 7.4%
        6,094   AXA SA                                         115,604
        1,885   BNP Paribas                                    103,628
          554   Dassault Systemes SA                            21,363
        2,482   France Telecom SA                               63,681
        1,255   Lafarge SA                                      68,803


      NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
        2,774   Publicis Groupe                            $    64,274
        1,832   Sanofi-Aventis SA                              101,005
        1,203   Sodexo                                          60,357
        2,129   Total SA                                       110,896
----------------------------------------------------------------------
                                                               709,611
----------------------------------------------------------------------
                GERMANY - 5.5%
          983   Allianz SE                                      81,338
        2,762   BASF SE                                         87,968
        5,784   Commerzbank AG                                  52,953
        1,157   Deutsche Bank AG                                41,078
        3,800   Deutsche Lufthansa AG                           49,834
        5,542   Deutsche Telekom AG                             76,581
          902   Fresenius Medical Care AG & Co. KGaA            39,235
          752   SAP AG                                          25,611
          589   Siemens AG                                      35,179
           97   Volkswagen AG                                   34,504
----------------------------------------------------------------------
                                                               524,281
----------------------------------------------------------------------
                GREECE - 0.6%
       14,199   National Bank of Greece SA - ADR                54,666
----------------------------------------------------------------------
                HONG KONG - 1.6%
       37,000   Cathay Pacific Airways Ltd.                     35,901
       40,000   China Unicom Hong Kong Ltd.                     49,341
          397   CNOOC Ltd. - ADR                                32,558
      158,000   Lenovo Group Ltd.                               36,492
----------------------------------------------------------------------
                                                               154,292
----------------------------------------------------------------------
                INDIA - 0.4%
        8,871   Tata Motors Ltd. - ADR                          40,363
----------------------------------------------------------------------
                INDONESIA - 0.5%
        2,718   Telekomunikasi Indonesia Tbk PT - ADR           51,995
----------------------------------------------------------------------
                IRELAND - 0.7%
        9,416   Allied Irish Banks PLC                          32,260
       16,830   Governor & Co. of the Bank of Ireland (The)     30,752
----------------------------------------------------------------------
                                                                63,012
----------------------------------------------------------------------
                ISRAEL - 1.0%
       2,941    Blue Square-Israel Ltd. - ADR                   22,205
       4,537    Partner Communications - ADR                    70,777
----------------------------------------------------------------------
                                                                92,982
----------------------------------------------------------------------
                ITALY - 8.9%
       14,951   Benetton Group SpA                             110,034
        6,330   Fiat SpA                                        46,386
       17,914   Intesa Sanpaolo SpA                             53,645
        3,394   Luxottica Group SpA                             62,834
       42,430   Telecom Italia SpA - ADR                       574,926
----------------------------------------------------------------------
                                                               847,825
----------------------------------------------------------------------

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 45

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF (continued)


       NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                JAPAN - 2.8%
        1,500   Advantest Corp.                            $    19,560
        1,000   Canon, Inc.                                     29,660
        1,100   FUJIFILM Holdings Corp.                         26,621
        3,000   Hitachi Ltd.                                    13,890
          700   Honda Motor Co. Ltd.                            15,324
        1,000   Kao Corp.                                       28,663
        4,000   Kirin Holdings Co. Ltd.                         48,632
        3,000   Panasonic Corp.                                 36,033
          300   Sony Corp.                                       5,805
        1,200   TDK Corp.                                       40,695
----------------------------------------------------------------------
                                                               264,883
----------------------------------------------------------------------
                JERSEY - 0.2%
          226   Randgold Resources Ltd.                          8,326
        1,081   Shire PLC                                       14,929
----------------------------------------------------------------------
                                                                23,255
----------------------------------------------------------------------
                LUXEMBOURG - 0.7%
        2,900   Acergy SA                                       16,472
          814   ArcelorMittal                                   19,356
        4,895   Ternium SA - ADR                                35,146
----------------------------------------------------------------------
                                                                70,974
----------------------------------------------------------------------
                MEXICO - 1.9%
        2,061   America Movil SAB de CV - Series L - ADR        61,830
        2,104   Grupo Casa Saba SAB de CV - ADR                 13,466
        3,742   Industrias Bachoco SAB de CV - ADR              59,760
        2,866   Telefonos de Mexico SAB de CV - Series L - ADR  49,754
----------------------------------------------------------------------
                                                               184,810
----------------------------------------------------------------------
                NETHERLANDS - 5.7%
        7,123   Aegon NV                                        33,442
        8,546   ING Groep NV - ADR                              71,615
        1,881   Koninklijke DSM NV                              43,368
        3,270   Koninklijke Philips Electronics NV              52,945
       13,899   Reed Elsevier NV                               163,313
        1,776   STMicroelectronics NV                           11,595
        3,494   TNT NV                                          73,153
        5,493   Wolters Kluwer NV                               92,528
----------------------------------------------------------------------
                                                               541,959
----------------------------------------------------------------------


      NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                NORWAY - 0.7%
        9,500   Norsk Hydro ASA                            $    34,098
        5,900   Telenor ASA                                     31,954
----------------------------------------------------------------------
                                                                66,052
----------------------------------------------------------------------
                PORTUGAL - 0.6%
        7,819   Portugal Telecom SGPS SA                        57,575
----------------------------------------------------------------------
                SINGAPORE - 0.6%
       22,000   Keppel Corp. Ltd.                               61,255
----------------------------------------------------------------------
                SOUTH AFRICA - 1.4%
        9,044   Gold Fields Ltd. - ADR                          74,342
        4,783   Highveld Steel and Vanadium Corp. Ltd. - ADR    32,237
          972   Sasol Ltd. - ADR                                27,760
----------------------------------------------------------------------
                                                               134,339
----------------------------------------------------------------------
                SPAIN - 2.5%
        4,060   Banco Bilbao Vizcaya Argentaria SA              41,935
        4,736   Banco Espanol de Credito SA                     51,622
       11,621   Banco Santander SA                              94,816
        2,512   Repsol YPF SA                                   48,450
----------------------------------------------------------------------
                                                               236,823
----------------------------------------------------------------------
                SWEDEN - 1.2%
        6,752   Atlas Copco AB - Class A                        47,519
        9,488   Telefonaktiebolaget LM Ericsson - Class A       66,423
----------------------------------------------------------------------
                                                               113,942
----------------------------------------------------------------------
                SWITZERLAND - 3.0%
        2,783   Credit Suisse Group AG                          81,704
        1,608   Novartis AG                                     74,797
          461   Roche Holding AG                                65,318
          587   Swiss Reinsurance                               23,922
          222   Syngenta AG                                     39,880
----------------------------------------------------------------------
                                                               285,621
----------------------------------------------------------------------
                TAIWAN - 1.3%
        9,991   AU Optronics Corp. - ADR                        60,346
        9,047   Taiwan Semiconductor Manufacturing Co.
                   Ltd. - ADR                                   64,686
----------------------------------------------------------------------
                                                               125,032
----------------------------------------------------------------------
                TURKEY - 0.7%
        4,714   Turkcell Iletisim Hizmet AS - ADR               64,959
----------------------------------------------------------------------

See notes to financial statements.

46 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF (continued)


       NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                UNITED KINGDOM - 16.5%
       31,455   ARM Holdings Plc                           $    46,215
        6,270   Associated British Foods PLC                    65,134
        3,106   AstraZeneca PLC                                116,529
       13,130   Barclays PLC                                    34,130
        7,219   BP PLC                                          58,349
       17,154   British Sky Broadcasting Group PLC             115,685
       36,190   BT Group PLC                                    75,079
        4,800   Carnival PLC                                   101,126
        3,951   HSBC Holdings PLC                               43,348
        8,585   Intercontinental Hotels Group PLC               69,489
       27,109   Kingfisher PLC                                  49,709
       27,348   Lloyds TSB Group PLC                            70,500
          985   National Grid PLC - ADR                         51,525
        5,063   Pearson PLC                                     48,128
       13,747   Prudential PLC                                  71,140
        3,347   Smith & Nephew PLC                              24,806
        5,326   Unilever PLC                                   122,015
       33,400   United Utilities Group PLC                     310,579
       28,624   Vodafone Group PLC                              55,869
       11,835   Wolseley PLC                                    55,207
----------------------------------------------------------------------
                                                             1,584,562
----------------------------------------------------------------------
                UNITED STATES - 0.2%
        3,174   News Corp. - Class B                            24,328
----------------------------------------------------------------------
                TOTAL COMMON STOCK - 82.5%
                (Cost $11,836,024)                           7,902,147
----------------------------------------------------------------------

                CLOSED END FUNDS - 8.9%

                UNITED STATES - 8.9%
        8,540   AllianceBernstein Global High Income
                   Fund, Inc.                                   61,146
       17,702   Alpine Global Premier Properties Fund           66,028
        6,625   BlackRock Global Equity Income Trust            50,748
        2,328   Boulder Total Return Fund, Inc.                 21,162
        7,888   Clough Global Opportunities Fund                64,603
        3,731   Cohen & Steers Global Income Builder, Inc.      27,162
       11,602   Eaton Vance Tax-Managed Global Diversified
                   Equity Income Fund                          104,186
       11,770   ING Global Equity Dividend & Premium
                   Opportunity Fund                            106,754
       18,585   MFS Intermediate Income Trust                  107,793
        2,281   Nuveen Global Value Opportunities Fund          23,700
       17,738   Putnam Premier Income Trust                     66,518
        6,282   Royce Value Trust, Inc.                         50,256
        4,728   Western Asset Emerging Markets Debt Fund, Inc.  48,415
       18,051   Zweig Total Return Fund, Inc. (The)             55,417
----------------------------------------------------------------------
                TOTAL CLOSED END FUNDS
                (Cost $1,260,783)                              853,888
----------------------------------------------------------------------


       NUMBER
    OF SHARES   DESCRIPTION                                      VALUE
----------------------------------------------------------------------
                INCOME TRUSTS - 5.0%
                CANADA - 5.0%
       12,273   Advantage Energy Income Fund               $    63,329
        3,515   Baytex Energy Trust                             52,674
        4,028   Enerplus Resources Fund                         93,409
        8,570   Harvest Energy Trust                            91,831
        9,889   Pengrowth Energy Trust                          89,552
        5,939   Penn West Energy Trust                          86,591
----------------------------------------------------------------------
                TOTAL INCOME TRUSTS
                (Cost $864,240)                                477,386
----------------------------------------------------------------------

                ROYALTY TRUSTS - 2.2%

                UNITED STATES - 2.2%
        1,889   BP Prudhoe Bay Royalty Trust                   133,363
        3,799   Hugoton Royalty Trust                           76,892
----------------------------------------------------------------------
                TOTAL ROYALTY TRUSTS
                (Cost $254,373)                                210,255
----------------------------------------------------------------------

                PREFERRED STOCKS - 1.6%

                BRAZIL - 0.9%
        3,931   Ultrapar Participacoes SA - ADR                 86,639
----------------------------------------------------------------------
                COLOMBIA - 0.7%
        3,149   BanColombia SA - ADR                            64,051
----------------------------------------------------------------------
                TOTAL PREFERRED STOCKS - 1.6%
                (Cost $211,730)                                150,690
----------------------------------------------------------------------
                TOTAL INVESTMENTS - 100.2%
                (Cost $14,427,150)                           9,594,366
                Liabilities in excess of
                   Other Assets - (0.2%)                       (21,588)
----------------------------------------------------------------------
                NET ASSETS - 100.0%                        $ 9,572,778
======================================================================

A/S - Limited Liability Stock Company
AB - Stock Company
ADR - American Depositary Receipt
AG - Stock Corporation
ASA - Stock Company
Ltd. - Limited
KGaA - Limited Partnership
NV - Publicly-Traded Company
OYJ - Publicly-Traded Company
PLC - Public Limited Company
PT - Limited Liability Company
SA - Corporation
SAB de CV - Variable Capital Company
SE - Stock Corporation
SpA - Limited Share Company


See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 47

Claymore Exchange-Traded Fund Trust 2

Statement of ASSETS AND LIABILITIES | NOVEMBER 30, 2008 (unaudited)

                                                                                                                        CLAYMORE/
                                                                                  CLAYMORE/          CLAYMORE/       CLEAR GLOBAL
                                                               CLAYMORE/        ALPHASHARES                BNY         EXCHANGES,
                                                             ALPHASHARES              CHINA             MELLON          BROKERS &
                                                                   CHINA          SMALL CAP           FRONTIER              ASSET
                                                             REAL ESTATE              INDEX            MARKETS           MANAGERS
                                                                     ETF                ETF                ETF          INDEX ETF
==================================================================================================================================
ASSETS
   Investments in securities, at value                     $  13,881,958        $12,698,396        $10,447,078        $ 4,709,622
   Foreign currency, at value                                      6,118                  -                  -                649
   Cash                                                           38,576             33,339             74,879             11,995
   Receivables:
      Fund shares sold                                                 -                  -                  -                  -
      Investments sold                                                 -                  -                  -                737
      Dividends                                                  104,719                  -             10,345             22,719
   Due from Adviser                                               70,303             83,537             46,453             98,858
   Other assets                                                    1,727                539                  -              3,336
----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                               14,103,401         12,815,811         10,578,755          4,847,916
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Custodian bank                                                      -              2,338                  -                  -
   Payables:
      Investments purchased                                       13,614                  -                  -                  -
      Administration fee payable                                       -                  -                  -                  -
      Offering costs payable                                      50,000             26,746             15,041                  -
   Accrued expenses                                               94,231            102,239             58,437            132,290
----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                             157,845            131,323             73,478            132,290
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                 $  13,945,556        $12,684,488        $10,505,277        $ 4,715,626
==================================================================================================================================

COMPOSITION OF NET ASSETS
   Paid-in capital                                         $  36,440,026        $28,118,300        $20,245,043        $18,723,440
   Accumulated undistributed net investment income (loss)        558,252            125,377             62,986            317,615
   Accumulated net realized gain (loss) on investments and
      currency transactions                                   (2,745,521)        (4,574,266)          (241,589)        (6,651,262)
   Net unrealized appreciation (depreciation) on
      investments and currency translation                   (20,307,201)       (10,984,923)        (9,561,163)        (7,674,167)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                 $  13,945,556        $12,684,488        $10,505,277        $ 4,715,626
==================================================================================================================================
   Shares outstanding ($0.01 par value with unlimited
      amount authorized)                                       1,400,000          1,120,000            880,000            480,000
   Net Asset Value                                         $        9.96        $     11.33        $     11.94        $      9.82
==================================================================================================================================
   Investments in securities, at cost                      $  34,189,183        $23,683,314        $20,008,241        $12,384,145
==================================================================================================================================
   Foreign currency, at cost                               $       6,118        $         -        $         -        $       641
==================================================================================================================================

See notes to financial statements.

48 | SemiAnnual Report | November 30, 2008

                                                                                                         CLAYMORE/
                                                                CLAYMORE/            CLAYMORE/                ROBB
                                                                    CLEAR                DELTA              REPORT
                                                                   GLOBAL               GLOBAL              GLOBAL
                                                                   TIMBER             SHIPPING              LUXURY
                                                                    INDEX                INDEX               INDEX
                                                                      ETF                  ETF                 ETF
===================================================================================================================
ASSETS
   Investments in securities, at value                      $  26,083,601         $  9,005,358       $   4,305,529
   Foreign currency, at value                                          33                3,327                 642
   Cash                                                                 -                5,166                 912
   Receivables:
      Fund shares sold                                                  -              678,199                   -
      Investments sold                                                  -                    -                   -
      Dividends                                                   170,587              124,856               7,958
   Due from Adviser                                                62,459               33,408             110,698
   Other assets                                                    10,045                    -              11,117
-------------------------------------------------------------------------------------------------------------------
   Total assets                                                26,326,725            9,850,314           4,436,856
-------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Custodian bank                                                   2,073                    -                   -
   Payables:
      Investments purchased                                             -              675,905                   -
      Administration fee payable                                        -                    -                   -
      Offering costs payable                                            -                4,402                   -
   Accrued expenses                                               143,755               33,209             133,648
-------------------------------------------------------------------------------------------------------------------
   Total liabilities                                              145,828              713,516             133,648
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                  $  26,180,897         $  9,136,798       $   4,303,208
===================================================================================================================

COMPOSITION OF NET ASSETS
   Paid-in capital                                          $  56,210,644         $ 15,786,290       $  10,124,792
   Accumulated undistributed net investment income (loss)         834,172              237,392              92,732
   Accumulated net realized gain (loss) on investments and
      currency transactions                                    (6,342,414)            (144,923)           (768,260)
   Net unrealized appreciation (depreciation) on
      investments and currency translation                    (24,521,505)          (6,741,961)         (5,146,056)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                  $  26,180,897         $  9,136,798       $   4,303,208
===================================================================================================================
   Shares outstanding ($0.01 par value with unlimited
      amount authorized)                                        2,360,000              960,000             400,000
   Net Asset Value                                          $       11.09         $       9.52       $       10.76
===================================================================================================================
   Investments in securities, at cost                       $  50,611,443         $ 15,747,359       $   9,449,893
===================================================================================================================
   Foreign currency, at cost                                $          33         $      3,287       $         642
===================================================================================================================
                                                              CLAYMORE/                                CLAYMORE/
                                                                    SWM                                    ZACKS
                                                               CANADIAN           CLAYMORE/        INTERNATIONAL
                                                                 ENERGY               ZACKS          MULTI-ASSET
                                                                 INCOME             COUNTRY               INCOME
                                                                  INDEX            ROTATION                INDEX
                                                                    ETF                 ETF                  ETF
=================================================================================================================
ASSETS
   Investments in securities, at value                      $19,486,520         $ 5,058,247          $ 9,594,366
   Foreign currency, at value                                    10,792                   -                  745
   Cash                                                               -              24,325              412,307
   Receivables:
      Fund shares sold                                                -                   -            2,358,212
      Investments sold                                                -                   -                    -
      Dividends                                                 186,071              37,274                5,233
   Due from Adviser                                              66,931              61,168               91,992
   Other assets                                                   2,125               7,351                4,275
-----------------------------------------------------------------------------------------------------------------
   Total assets                                              19,752,439           5,188,365           12,467,130
-----------------------------------------------------------------------------------------------------------------

LIABILITIES
   Custodian bank                                                 6,226                 952                    -
   Payables:
      Investments purchased                                           -              24,948            2,764,543
      Administration fee payable                                    818                   -                    -
      Offering costs payable                                          -                   -                    -
   Accrued expenses                                             107,683              97,076              129,809
-----------------------------------------------------------------------------------------------------------------
   Total liabilities                                            114,727             122,976            2,894,352
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                  $19,637,712         $ 5,065,389          $ 9,572,778
=================================================================================================================

COMPOSITION OF NET ASSETS
   Paid-in capital                                          $36,889,841         $10,039,339          $16,963,515
   Accumulated undistributed net investment income (loss)       657,007             241,241               32,902
   Accumulated net realized gain (loss) on investments and
      currency transactions                                  (3,334,930)           (518,337)          (2,589,788)
   Net unrealized appreciation (depreciation) on
      investments and currency translation                  (14,574,206)         (4,696,854)          (4,833,851)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                  $19,637,712         $ 5,065,389          $ 9,572,778
=================================================================================================================
   Shares outstanding ($0.01 par value with unlimited
      amount authorized)                                      1,480,000             400,000              800,000
   Net Asset Value                                          $     13.27         $     12.66         $      11.97
=================================================================================================================
   Investments in securities, at cost                       $34,061,094         $ 9,753,786         $ 14,427,150
=================================================================================================================
   Foreign currency, at cost                                $    10,792         $         -         $        746
=================================================================================================================

                                      SemiAnnual Report | November 30, 2008 | 49

Claymore Exchange-Traded Fund Trust 2

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (unaudited)

                                                                                                                        CLAYMORE/
                                                                                  CLAYMORE/          CLAYMORE/       CLEAR GLOBAL
                                                               CLAYMORE/        ALPHASHARES                BNY         EXCHANGES,
                                                             ALPHASHARES              CHINA             MELLON          BROKERS &
                                                                   CHINA          SMALL CAP           FRONTIER              ASSET
                                                             REAL ESTATE              INDEX            MARKETS           MANAGERS
                                                                     ETF                ETF              ETF(1)         INDEX ETF
==================================================================================================================================
INVESTMENT INCOME
   Dividend income                                         $     401,752        $   100,283        $   141,702        $   186,916
   Return of capital distributions received                            -                  -                  -             (3,743)
----------------------------------------------------------------------------------------------------------------------------------
   Net dividend income                                           401,752            100,283            141,702            183,173
   Interest                                                            -                  -                  -                  -
   Net securities lending income                                   5,566                991                  -              1,626
   Other income                                                        -                  -                  -                  -
   Foreign taxes withheld                                              -                  -            (21,561)            (2,393)
----------------------------------------------------------------------------------------------------------------------------------
   Total investment income                                       407,318            101,274            120,141            182,406
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                   54,783             43,422             30,081             29,688
   Administration fee                                              3,013              2,171              1,654              1,633
   Custodian fee                                                  27,281             27,194             25,838             26,379
   Licensing                                                      10,956              7,895             11,780              5,938
   Listing fee and expenses                                          996                202              1,124                786
   Miscellaneous                                                  11,275             10,340              7,561             10,656
   Offering costs                                                 17,462             19,737             15,041              3,358
   Printing expenses                                               8,347              8,344              6,280             10,101
   Professional fees                                              16,794             11,971             12,692             11,997
   Registration & filings                                            102                137                422                450
   Trustees' fees and expenses                                     1,600              1,600              1,600              1,600
----------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                             152,609            133,013            114,073            102,586
      Advisory fees waived                                       (54,783)           (43,422)           (30,081)           (29,688)
      Other expenses waived or reimbursed                         (3,669)           (10,642)           (26,837)           (28,693)
----------------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                                94,157             78,949             57,155             44,205
----------------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)                               313,161             22,325             62,986            138,201
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
   Investments                                                (1,310,176)          (189,037)          (241,589)        (2,673,841)
   In-kind transactions                                       (1,319,615)        (4,355,627)                 -         (2,535,729)
   Foreign currency transactions                                    (183)              (225)                 -             (8,603)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                      (2,629,974)        (4,544,889)          (241,589)        (5,218,173)
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
   Investments                                               (14,249,213)       (10,553,197)        (9,561,163)        (3,266,970)
   Foreign currency translation                                      174                 22                  -              1,089
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                   (14,249,039)       (10,553,175)        (9,561,163)        (3,265,881)
----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                   (16,879,013)       (15,098,064)        (9,802,752)        (8,484,054)
----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                               $ (16,565,852)      $(15,075,739)       $(9,739,763)       $(8,345,853)
==================================================================================================================================

(1)  Commencement of investment operations - June 12, 2008

(2)  Commencement of investment operations - August 25, 2008


See notes to financial statements.

50 | SemiAnnual Report | November 30, 2008

                                                                                                                    CLAYMORE/
                                                                           CLAYMORE/            CLAYMORE/                ROBB
                                                                               CLEAR                DELTA              REPORT
                                                                              GLOBAL               GLOBAL              GLOBAL
                                                                              TIMBER             SHIPPING              LUXURY
                                                                               INDEX                INDEX               INDEX
                                                                                 ETF                ETF(2)                ETF
==============================================================================================================================
INVESTMENT INCOME
   Dividend income                                                    $      649,388         $    330,771       $      62,695
   Return of capital distributions received                                        -              (17,080)                  -
------------------------------------------------------------------------------------------------------------------------------
   Net dividend income                                                       649,388              313,691              62,695
   Interest                                                                        -                    -                   -
   Net securities lending income                                               2,242                    -                 481
   Other income                                                                 (103)                   -                  17
   Foreign taxes withheld                                                    (20,307)                (774)             (5,854)
------------------------------------------------------------------------------------------------------------------------------
   Total investment income                                                   631,220              312,917              57,339
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                              109,397                8,803              16,795
   Administration fee                                                          6,017                  484                 924
   Custodian fee                                                              26,440               13,705              28,385
   Licensing                                                                  22,070                1,761              50,136
   Listing fee and expenses                                                      183                  686               1,422
   Miscellaneous                                                              11,935                4,453               8,577
   Offering costs                                                              4,013                4,402               7,788
   Printing expenses                                                           6,502                4,502               6,822
   Professional fees                                                          19,771                9,778              12,180
   Registration & filings                                                        177                  202                 102
   Trustees' fees and expenses                                                 1,600                  800               1,600
------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                         208,105               49,576             134,731
      Advisory fees waived                                                   (50,936)              (8,803)            (16,795)
      Other expenses waived or reimbursed                                          -              (24,048)            (86,861)
------------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                                           157,169               16,725              31,075
------------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)                                           474,051              296,192              26,264
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
   Investments                                                            (3,142,111)             (85,307)           (173,474)
   In-kind transactions                                                   (2,168,662)             (56,681)                  -
   Foreign currency transactions                                             (74,982)              (2,935)             (8,564)
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                  (5,385,755)            (144,923)           (182,038)
------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
   Investments                                                           (23,662,922)          (6,742,001)         (4,423,484)
   Foreign currency translation                                                9,922                   40               2,500
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                               (23,653,000)          (6,741,961)         (4,420,984)
------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                               (29,038,755)          (6,886,884)         (4,603,022)
------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                          $  (28,564,704)        $ (6,590,692)      $  (4,576,758)
==============================================================================================================================
                                                                         CLAYMORE/                                CLAYMORE/
                                                                               SWM                                    ZACKS
                                                                          CANADIAN           CLAYMORE/        INTERNATIONAL
                                                                            ENERGY               ZACKS          MULTI-ASSET
                                                                            INCOME             COUNTRY               INCOME
                                                                             INDEX            ROTATION                INDEX
                                                                               ETF                 ETF                  ETF
============================================================================================================================
INVESTMENT INCOME
   Dividend income                                                    $  1,126,929         $   130,321          $   268,311
   Return of capital distributions received                                      -              (1,580)                   -
----------------------------------------------------------------------------------------------------------------------------
   Net dividend income                                                   1,126,929             128,741              268,311
   Interest                                                                    283                   -                    -
   Net securities lending income                                                 -                   -                1,471
   Other income                                                                  -                   -                    -
   Foreign taxes withheld                                                 (169,164)             (5,361)             (16,676)
----------------------------------------------------------------------------------------------------------------------------
   Total investment income                                                 958,048             123,380              253,106
----------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                             75,140              18,741               26,238
   Administration fee                                                        4,133               1,031                1,443
   Custodian fee                                                            26,891              28,912               39,334
   Licensing                                                                15,028               3,748                5,248
   Listing fee and expenses                                                    443                  99                  102
   Miscellaneous                                                            10,698              10,502               10,158
   Offering costs                                                            4,164               5,237                5,238
   Printing expenses                                                        10,519               5,787                5,994
   Professional fees                                                        13,080               9,147               12,171
   Registration & filings                                                      318                 183                  177
   Trustees' fees and expenses                                               1,600               1,600                1,600
----------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                       162,014              84,987              107,703
      Advisory fees waived                                                 (53,672)            (18,741)             (26,238)
      Other expenses waived or reimbursed                                        -             (35,963)             (40,775)
----------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                                         108,342              30,283               40,690
----------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)                                         849,706              93,097              212,416
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
   Investments                                                          (3,548,973)           (483,961)          (1,783,345)
   In-kind transactions                                                    443,484                   -                    -
   Foreign currency transactions                                           (40,689)            (21,066)             (20,630)
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                (3,146,178)           (505,027)          (1,803,975)
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
   Investments                                                         (20,306,221)         (4,287,060)          (4,724,675)
   Foreign currency translation                                                591                 579                 (918)
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                             (20,305,630)         (4,286,481)          (4,725,593)
----------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                             (23,451,808)         (4,791,508)          (6,529,568)
----------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                          $(22,602,102)        $(4,698,411)         $(6,317,152)
============================================================================================================================

                                      SemiAnnual Report | November 30, 2008 | 51

Claymore Exchange-Traded Fund Trust 2

Statement of CHANGES IN NET ASSETS |

                                           CLAYMORE/ALPHASHARES              CLAYMORE/ALPHASHARES           CLAYMORE/BNY MELLON
                                           CHINA REAL ESTATE ETF           CHINA SMALL CAP INDEX ETF        FRONTIER MARKETS ETF
                                     ----------------------------------  ------------------------------    ---------------------
                                                                          FOR THE
                                          FOR THE                        SIX MONTHS
                                        SIX MONTHS                          ENDED                              FOR THE PERIOD
                                           ENDED         FOR THE PERIOD   NOVEMBER 30,  FOR THE PERIOD             ENDED
                                     NOVEMBER 30, 2008        ENDED         2008             ENDED          NOVEMBER 30, 2008(8)
                                        (UNAUDITED)     MAY 31, 2008(6)  (UNAUDITED)    MAY 31, 2008(7)         (UNAUDITED)
=================================================================================================================================
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income (loss)          $   313,161     $   212,922   $     22,325     $    96,311          $      62,986
   Net realized gain (loss)               (2,629,974)       (515,976)    (4,544,889)        (29,645)              (241,589)
   Net unrealized appreciation
      (depreciation)                     (14,249,039)     (6,058,162)   (10,553,175)       (431,748)            (9,561,163)
---------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
      resulting from operations          (16,565,852)     (6,361,216)   (15,075,739)       (365,082)            (9,739,766)
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income                           -               -              -               -                      -
---------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares            4,546,304      43,404,603     25,898,070      11,904,884             20,245,043
   Cost of shares redeemed                (2,983,931)     (8,094,352)    (9,677,645)              -                      -
---------------------------------------------------------------------------------------------------------------------------------
      Net increase from capital
         share transactions                1,562,373      35,310,251     16,220,425      11,904,884             20,245,043
---------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease)
         in net assets                   (15,003,479)     28,949,035      1,144,686      11,539,802             10,505,277

NET ASSETS
   Beginning of period                    28,949,035               -     11,539,802               -                      -
---------------------------------------------------------------------------------------------------------------------------------
   End of period                         $13,945,556     $28,949,035   $ 12,684,488     $11,539,802          $  10,505,277
=================================================================================================================================
   Undistributed net investment income (loss) at
      end of period                      $   558,252     $   245,091   $    125,377     $   103,052          $      62,986
=================================================================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                               240,000       1,800,000      1,520,000         480,000                880,000
   Shares redeemed                          (240,000)       (400,000)      (880,000)              -                      -
   Shares outstanding,
      beginning of period                  1,400,000               -        480,000               -                      -
---------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period       1,400,000       1,400,000      1,120,000         480,000                880,000
=================================================================================================================================

(1) Commencement of investment operations - June 27, 2007
(2) Commencement of investment operations - July 3, 2007
(3) Commencement of investment operations - July 11, 2007
(4) Commencement of investment operations - July 30, 2007
(5) Commencement of investment operations - November 9, 2007
(6) Commencement of investment operations - December 18, 2007
(7) Commencement of investment operations - January 30, 2008
(8) Commencement of investment operations - June 12, 2008
(9) Commencement of investment operations - August 25, 2008


See notes to financial statements.

52 | SemiAnnual Report | November 30, 2008

                                                                                                                  CLAYMORE/DELTA
                                  CLAYMORE/CLEAR GLOBAL EXCHANGES,                CLAYMORE/CLEAR                  GLOBAL SHIPPING
                                 BROKERS & ASSET MANAGERS INDEX ETF           GLOBAL TIMBER INDEX ETF               INDEX ETF
                                 ------------------------------------   ------------------------------------    --------------------
                                 FOR THE SIX MONTHS                     FOR THE SIX MONTHS                         FOR THE PERIOD
                                       ENDED          FOR THE PERIOD           ENDED         FOR THE PERIOD             ENDED
                                  NOVEMBER 30, 2008        ENDED         NOVEMBER 30, 2008        ENDED         NOVEMBER 30, 2008(9)
                                     (UNAUDITED)      MAY 31, 2008(1)      (UNAUDITED)       MAY 31, 2008(5)       (UNAUDITED)
====================================================================================================================================
INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS
   Net investment income (loss)   $    138,201       $    195,122        $    474,051       $    500,527           $   296,192
   Net realized gain (loss)         (5,218,173)        (7,287,462)         (5,385,755)        (1,092,652)             (144,923)
   Net unrealized appreciation
      (depreciation)                (3,265,881)        (4,408,286)        (23,653,000)          (868,505)           (6,741,961)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
      in net assets
      resulting from operations     (8,345,853)       (11,500,626)        (28,564,704)        (1,460,630)           (6,590,692)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income                     -            (48,000)                  -            (50,400)              (58,800)
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares              -         63,019,524           3,458,511         58,787,754            16,476,586
   Cost of shares redeemed          (4,283,272)       (34,126,147)         (5,989,634)                 -              (690,296)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase from capital
         share transactions         (4,283,272)        28,893,377          (2,531,123)        58,787,754            15,786,290
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease)
         in net assets             (12,629,125)        17,344,751         (31,095,827)        57,276,724             9,136,798

NET ASSETS
   Beginning of period              17,344,751                  -          57,276,724                  -                     -
-----------------------------------------------------------------------------------------------------------------------------------
   End of period                  $  4,715,626       $ 17,344,751        $ 26,180,897       $ 57,276,724           $ 9,136,798
===================================================================================================================================
   Undistributed net investment
      income (loss) at
      end of period               $    317,615       $    147,122        $    834,172       $    360,121           $   237,392
===================================================================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                               -          2,400,000             240,000          2,600,000             1,040,000
   Shares redeemed                    (320,000)        (1,600,000)           (480,000)                 -               (80,000)
   Shares outstanding,
      beginning of period              800,000                  -           2,600,000                  -                     -
-----------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding,
      end of period                    480,000            800,000           2,360,000          2,600,000               960,000
===================================================================================================================================

                                      SemiAnnual Report | November 30, 2008 | 53

Claymore Exchange-Traded Fund Trust 2 | STATEMENT OF CHANGES IN NET ASSETS continued

                                                             CLAYMORE/ROBB REPORT
                                                            GLOBAL LUXURY INDEX ETF
                                                     --------------------------------------
                                                     FOR THE SIX MONTHS
                                                            ENDED           FOR THE PERIOD
                                                      NOVEMBER 30, 2008          ENDED
                                                          (UNAUDITED)        MAY 31, 2008(4)
=============================================================================================
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income (loss)                          $    26,264          $    49,390
   Net realized gain (loss)                                 (182,038)            (586,401)
   Net unrealized appreciation (depreciation)             (4,420,984)            (725,072)
---------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
      resulting from operations                           (4,576,758)          (1,262,083)
---------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income                                           -              (16,000)
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                    -           10,158,049
   Cost of shares redeemed                                         -                    -
---------------------------------------------------------------------------------------------
      Net increase from capital share transactions                 -           10,158,049
---------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets             (4,576,758)           8,879,966

NET ASSETS
   Beginning of period                                     8,879,966                    -
---------------------------------------------------------------------------------------------
   End of period                                         $ 4,303,208          $ 8,879,966
=============================================================================================
   Undistributed net investment income (loss)
      at end of period                                   $    92,732          $    66,468
=============================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                                                     -              400,000
   Shares redeemed                                                 -                    -
   Shares outstanding, beginning of period                   400,000                    -
---------------------------------------------------------------------------------------------
   Shares outstanding, end of period                         400,000              400,000
=============================================================================================

(1) Commencement of investment operations - June 27, 2007
(2) Commencement of investment operations - July 3, 2007
(3) Commencement of investment operations - July 11, 2007
(4) Commencement of investment operations - July 30, 2007
(5) Commencement of investment operations - November 9, 2007
(6) Commencement of investment operations - December 18, 2007
(7) Commencement of investment operations - January 30, 2008
(8) Commencement of investment operations - June 12, 2008
(9) Commencement of investment operations - August 25, 2008

See notes to financial statements.


54 | SemiAnnual Report | November 30, 2008

                                                               CLAYMORE/SWM CANADIAN                   CLAYMORE/ZACKS
                                                               ENERGY INCOME INDEX ETF               COUNTRY ROTATION ETF
                                                       ------------------------------------  -------------------------------------
                                                      FOR THE SIX MONTHS                     FOR THE SIX MONTHS
                                                             ENDED           FOR THE PERIOD         ENDED           FOR THE PERIOD
                                                       NOVEMBER 30, 2008          ENDED       NOVEMBER 30, 2008          ENDED
                                                          (UNAUDITED)        MAY 31, 2008(2)     (UNAUDITED)        MAY 31, 2008(3)
==================================================================================================================================
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income (loss)                           $    849,706         $    913,271     $    93,097          $   157,162
   Net realized gain (loss)                                 (3,146,178)             905,560        (505,027)             (23,287)
   Net unrealized appreciation (depreciation)              (20,305,630)           5,731,424      (4,286,481)            (410,373)
----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
      resulting from operations                            (22,602,102)           7,550,255      (4,698,411)            (276,498)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income                                      (619,000)            (876,000)              -              (35,000)
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                             16,712,562           32,830,856               -           10,075,298
   Cost of shares redeemed                                  (7,956,217)          (5,402,642)              -                    -
----------------------------------------------------------------------------------------------------------------------------------
      Net increase from capital share transactions           8,756,345           27,428,214               -           10,075,298
----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets              (14,464,757)          34,102,469      (4,698,411)           9,763,800

NET ASSETS
   Beginning of period                                      34,102,469                    -       9,763,800                    -
----------------------------------------------------------------------------------------------------------------------------------
   End of period                                          $ 19,637,712         $ 34,102,469     $ 5,065,389          $ 9,763,800
==================================================================================================================================
   Undistributed net investment income (loss)
      at end of period                                    $    657,007         $    426,301     $   241,241          $   122,162
==================================================================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                                                 720,000            1,280,000               -              400,000
   Shares redeemed                                            (320,000)            (200,000)              -                    -
   Shares outstanding, beginning of period                   1,080,000                    -         400,000                    -
----------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                         1,480,000            1,080,000         400,000              400,000
==================================================================================================================================
                                                          CLAYMORE/ZACKS INTERNATIONAL
                                                          MULTI-ASSET INCOME INDEX ETF
                                                     --------------------------------------
                                                     FOR THE SIX MONTHS
                                                            ENDED           FOR THE PERIOD
                                                      NOVEMBER 30, 2008          ENDED
                                                          (UNAUDITED)       MAY 31, 2008(3)
==========================================================================================
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income (loss)                          $   212,416          $   351,144
   Net realized gain (loss)                               (1,803,975)            (816,744)
   Net unrealized appreciation (depreciation)             (4,725,593)            (108,258)
------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
      resulting from operations                           (6,317,152)            (573,858)
------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income                                    (288,000)            (248,000)
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                            6,943,592           10,056,196
   Cost of shares redeemed                                         -                    -
------------------------------------------------------------------------------------------
      Net increase from capital share transactions         6,943,592           10,056,196
------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                338,440            9,234,338

NET ASSETS
   Beginning of period                                     9,234,338                    -
------------------------------------------------------------------------------------------
   End of period                                         $ 9,572,778          $ 9,234,338
==========================================================================================
   Undistributed net investment income (loss)
      at end of period                                   $    32,902          $   108,486
==========================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                                               400,000              400,000
   Shares redeemed                                                 -                    -
   Shares outstanding, beginning of period                   400,000                    -
------------------------------------------------------------------------------------------
   Shares outstanding, end of period                         800,000              400,000
==========================================================================================

                                      SemiAnnual Report | November 30, 2008 | 55

Claymore Exchange-Traded Fund Trust 2

Financial HIGHLIGHTS |

TAO | Claymore/AlphaShares China Real Estate ETF

                                                                                        FOR THE       FOR THE PERIOD
                                                                               SIX MONTHS ENDED  DECEMBER 18, 2007**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2008              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                        (UNAUDITED)        MAY 31, 2008
=====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                            $         20.68       $        23.50
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (a)                                                        0.21                 0.17
---------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments                                (10.93)               (2.99)
---------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (10.72)               (2.82)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $          9.96       $        20.68
=====================================================================================================================
MARKET VALUE, END OF PERIOD                                                     $         10.14       $        20.91
=====================================================================================================================
TOTAL RETURN*(b)
   Net asset value                                                                      -51.84%              -12.00%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $        13,946       $       28,949
Ratio of net expenses to average net assets*                                            0.86%(c)             0.95%(c)
Ratio of net investment income (loss) to average net assets*                            2.86%(c)             1.64%(c)
Portfolio turnover rate (d)                                                                  6%                   1%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
     Ratio of total expenses to average net assets                                      1.39%(c)             1.50%(c)
     Ratio of net investment income (loss) to average net assets                        2.33%(c)             1.09%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

56 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

HAO | Claymore/AlphaShares China Small Cap Index ETF

                                                                                        FOR THE       FOR THE PERIOD
                                                                               SIX MONTHS ENDED   JANUARY 30, 2008**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2008              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                        (UNAUDITED)        MAY 31, 2008
=====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                            $         24.04       $        24.34
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (a)                                                        0.02                 0.27
   Net realized and unrealized gain (loss) on investments                                (12.73)               (0.57)
---------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (12.71)               (0.30)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                      -                    -
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $         11.33       $        24.04
=====================================================================================================================
MARKET VALUE, END OF PERIOD                                                     $         11.11       $        24.39
=====================================================================================================================
TOTAL RETURN *(b)
   Net asset value                                                                      -52.87%               -1.23%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $        12,684       $       11,540
Ratio of net expenses to average net assets*                                            1.00%(c)             1.00%(c)
Ratio of net investment income (loss) to average net assets*                            0.28%(c)             3.44%(c)
Portfolio turnover rate (d)                                                                  2%                   1%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
     Ratio of total expenses to average net assets                                      1.68%(c)             3.16%(c)
     Ratio of net investment income (loss) to average net assets                       -0.40%(c)             1.28%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 57

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

FRN | Claymore/BNY Mellon Frontier Markets ETF

                                                                                                  FOR THE PERIOD
                                                                                                 JUNE 12, 2008**
                                                                                                         THROUGH
PER SHARE OPERATING PERFORMANCE                                                                NOVEMBER 30, 2008
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                        (UNAUDITED)
=================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $       24.34
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (a)                                                                         0.09
   Net realized and unrealized gain (loss) on investments                                                 (12.49)
-----------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                                    (12.40)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                                       -
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                     $       11.94
=================================================================================================================
MARKET VALUE, END OF PERIOD                                                                        $       12.03
=================================================================================================================
TOTAL RETURN*(b)
   Net asset value                                                                                       -50.94%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                                              $     10,505
Ratio of net expenses to average net assets*                                                             0.95%(c)
Ratio of net investment income to average net assets*                                                    1.05%(c)
Portfolio turnover rate (d)                                                                                  11%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
     Ratio of expenses to average net assets                                                             1.90%(c)
     Ratio of net investment income (loss) to average net assets                                         0.10%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

58 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

EXB | Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF

                                                                             FOR THE SIX MONTHS       FOR THE PERIOD
                                                                                          ENDED      JUNE 27, 2007**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2008              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                        (UNAUDITED)        MAY 31, 2008
=====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                            $         21.68       $        24.56
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (a)                                                        0.19                 0.20
   Net realized and unrealized gain (loss) on investments                                (12.05)               (3.06)
---------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (11.86)               (2.86)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                      -                (0.02)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $          9.82       $        21.68
=====================================================================================================================
MARKET VALUE, END OF PERIOD                                                     $          9.63       $        21.75
=====================================================================================================================
TOTAL RETURN*(b)
   Net asset value                                                                      -54.71%              -11.65%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $         4,716       $       17,345
Ratio of net expenses to average net assets*                                            0.74%(c)             0.87%(c)
Ratio of net investment income to average net assets*                                   2.33%(c)             0.90%(c)
Portfolio turnover rate (d)                                                                 33%                  83%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
     Ratio of expenses to average net assets                                            1.73%(c)             1.43%(c)
     Ratio of net investment income (loss) to average net assets                        1.34%(c)             0.34%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 59

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

CUT | Claymore/Clear Global Timber Index ETF

                                                                                        FOR THE       FOR THE PERIOD
                                                                               SIX MONTHS ENDED   NOVEMBER 9, 2007**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2008              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                        (UNAUDITED)        MAY 31, 2008
=====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                            $         22.03       $        24.91
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (a)                                                        0.18                 0.33
   Net realized and unrealized gain (loss) on investments                                (11.12)               (3.13)
---------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (10.94)               (2.80)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                      -                (0.08)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $         11.09       $        22.03
=====================================================================================================================
MARKET VALUE, END OF PERIOD                                                     $         10.93       $        22.25
=====================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                                                      -49.66%              -11.25%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $        26,181       $       57,277
Ratio of net expenses to average net assets*                                            0.72%(c)             0.95%(c)
Ratio of net investment income to average net assets*                                   2.17%(c)             2.72%(c)
Portfolio turnover rate (d)                                                                 32%                  23%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
     Ratio of total expenses to average net assets                                      0.95%(c)             1.43%(c)
     Ratio of net investment income (loss) to average net assets                        1.94%(c)             2.24%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

60 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

SEA | Claymore/Delta Global Shipping Index ETF

                                                                                                   FOR THE PERIOD
                                                                                                AUGUST 25, 2008**
                                                                                                          THROUGH
PER SHARE OPERATING PERFORMANCE                                                                 NOVEMBER 30, 2008
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                          (UNAUDITED)
==================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $        25.12
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (a)                                                                          0.58
   Net realized and unrealized gain (loss) on investments                                                  (16.03)
------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                                     (15.45)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                                    (0.15)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                     $         9.52
==================================================================================================================
MARKET VALUE, END OF PERIOD                                                                        $         9.33
==================================================================================================================
TOTAL RETURN *(b)
   Net asset value                                                                                         -61.78%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                                              $        9,137
Ratio of net expenses to average net assets*                                                              0.95%(c)
Ratio of net investment income (loss) to average net assets*                                             16.82%(c)
Portfolio turnover rate (d)                                                                                   13%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
     Ratio of total expenses to average net assets                                                        2.82%(c)
     Ratio of net investment income (loss) to average net assets                                         14.95%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 61

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

ROB | Claymore/Robb Report Global Luxury Index ETF

                                                                                        FOR THE       FOR THE PERIOD
                                                                               SIX MONTHS ENDED      JULY 30, 2007**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2008              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                        (UNAUDITED)        MAY 31, 2008
=====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                            $         22.20       $        23.80
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (a)                                                        0.07                 0.14
   Net realized and unrealized gain (loss) on investments                                (11.51)               (1.70)
---------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (11.44)               (1.56)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                   -                   (0.04)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $         10.76       $        22.20
=====================================================================================================================
MARKET VALUE, END OF PERIOD                                                     $         10.68       $        22.28
=====================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                                                      -51.53%               -6.57%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $         4,303       $        8,880
Ratio of net expenses to average net assets*                                            0.93%(c)             1.21%(c)
Ratio of net investment income to average net assets*                                   0.78%(c)             0.73%(c)
Portfolio turnover rate (d)                                                                  4%                  26%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
     Ratio of total expenses to average net assets                                      4.01%(c)             3.81%(c)
     Ratio of net investment income (loss) to average net assets                       -2.30%(c)            -1.87%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

62 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

ENY | Claymore/SWM Canadian Energy Income Index ETF

                                                                                        FOR THE       FOR THE PERIOD
                                                                               SIX MONTHS ENDED       JULY 3, 2007**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2008              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                        (UNAUDITED)        MAY 31, 2008
=====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                            $         31.58       $        25.05
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (a)                                                        0.65                 0.85
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions                                                      (18.47)                6.41
---------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (17.82)                7.26
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                  (0.49)               (0.73)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $         13.27       $        31.58
=====================================================================================================================
MARKET VALUE, END OF PERIOD                                                     $         12.70       $        31.71
=====================================================================================================================
TOTAL RETURN *(b)
   Net asset value                                                                      -57.12%               29.62%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $        19,638       $       34,102
Ratio of net expenses to average net assets*                                            0.72%(c)             0.83%(c)
Ratio of net investment income (loss) to average net assets*                            5.66%(c)             3.57%(c)
Portfolio turnover rate (d)                                                                 57%                  31%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
     Ratio of total expenses to average net assets                                      1.08%(c)             1.24%(c)
     Ratio of net investment income (loss) to average net assets                        5.30%(c)             3.16%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 63

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

CRO | Claymore/Zacks Country Rotation ETF

                                                                                        FOR THE       FOR THE PERIOD
                                                                               SIX MONTHS ENDED      JUNE 11, 2007**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2008              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                        (UNAUDITED)        MAY 31, 2008
=====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                            $         24.41       $        25.08
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (a)                                                        0.23                 0.59
   Net realized and unrealized gain (loss) on investments                                (11.98)               (1.08)
---------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (11.75)               (0.49)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                      -                (0.18)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $         12.66       $        24.41
=====================================================================================================================
MARKET VALUE, END OF PERIOD                                                     $         12.75       $        24.60
=====================================================================================================================
TOTAL RETURN*(b)
   Net asset value                                                                      -48.14%               -2.00%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $         5,065       $        9,764
Ratio of net expenses to average net assets*                                            0.81%(c)             1.24%(c)
Ratio of net investment income to average net assets*                                   2.48%(c)             2.53%(c)
Portfolio turnover rate (d)                                                                105%                  51%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
     Ratio of expenses to average net assets                                            2.27%(c)             2.98%(c)
     Ratio of net investment income (loss) to average net assets                        1.02%(c)             0.79%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

64 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | FINANCIAL HIGHLIGHTS continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF

                                                                                        FOR THE       FOR THE PERIOD
                                                                               SIX MONTHS ENDED      JULY 11, 2007**
PER SHARE OPERATING PERFORMANCE                                               NOVEMBER 30, 2008              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                        (UNAUDITED)        MAY 31, 2008
=====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                            $         23.09       $        24.98
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (a)                                                        0.35                 0.88
   Net realized and unrealized gain (loss) on investments                                (10.99)               (2.15)
---------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (10.64)               (1.27)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                  (0.48)               (0.62)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $         11.97       $        23.09
=====================================================================================================================
MARKET VALUE, END OF PERIOD                                                     $         11.73       $        24.00
=====================================================================================================================
TOTAL RETURN*(b)
   Net asset value                                                                      -46.80%               -5.02%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $         9,573       $        9,234
Ratio of net expenses to average net assets*                                            0.78%(c)             1.10%(c)
Ratio of net investment income (loss) to average net assets*                            4.05%(c)             4.26%(c)
Portfolio turnover rate (d)                                                                 70%                 114%

*    If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
     Ratio of total expenses to average net assets                                      2.05%(c)             2.61%(c)
     Ratio of net investment income (loss) to average net assets                        2.77%(c)             2.75%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 65

Claymore Exchange-Traded Fund Trust 2

Notes to FINANCIAL STATEMENTS | NOVEMBER 30, 2008 (unaudited)

Note 1 - ORGANIZATION:

Claymore Exchange-Traded Fund Trust 2 (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is organized as an open-end, management investment company that was organized as a Delaware business trust on June 8, 2006. At the end of the period, the Trust consisted of 13 portfolios. The following 10 portfolios have a semi-annual reporting period ending on November 30, 2008:

Claymore/AlphaShares China Real Estate ETF      "AlphaShares China Real Estate "
Claymore/AlphaShares China Small Cap Index ETF  "AlphaShares China Small Cap"
Claymore/BNY Mellon Frontier Markets ETF        "BNY Mellon Frontier Markets"
Claymore/Clear Global Exchanges, Brokers        "Clear Global Exchanges, Brokers &
  & Asset Managers Index ETF                       Asset Managers"
Claymore/Clear Global Timber Index ETF          "Clear Global Timber"
Claymore/Delta Global Shipping Index ETF        "Delta Global Shipping"
Claymore/Robb Report Global Luxury Index ETF    "Robb Report Global Luxury"
Claymore/SWM Canadian Energy Income Index ETF   "SWM Canadian Energy Income"
Claymore/Zacks Country Rotation ETF             "Zacks Country Rotation" Claymore/Zacks
International Multi-Asset Income Index ETF      "Zacks International Multi-Asset Income"

Each portfolio represents a separate series of the Trust (each a "Fund" or collectively the "Funds"). Each Fund's shares are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

FUND                                                    INDEX
--------------------------------------------------------------------------------------------------------------
AlphaShares China Real Estate                           AlphaShares China Real Estate Index
AlphaShares China Small Cap                             AlphaShares China Small Cap Index
BNY Mellon Frontier Markets                             BNY Mellon New Frontier Markets DR Index
Clear Global Exchanges, Brokers & Asset Managers        Clear Global Exchanges, Brokers & Asset Managers Index
Clear Global Timber                                     Clear Global Timber Index
Delta Global Shipping                                   Delta Global Shipping Index
Robb Report Global Luxury                               Robb Report Global Luxury Index
SWM Canadian Energy Income                              Sustainable Canadian Energy Income Index
Zacks Country Rotation                                  Zacks Country Rotation Index
Zacks International Multi-Asset Income                  Zacks International Multi-Asset Income Index

Note 2 -ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) VALUATION OF INVESTMENTS

Equity securities are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are not sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Events occurring after the close of trading on non-United States exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE Arca. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (i.e. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (i.e. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of November 30, 2008 were as follows:

SECURITIES VALUATIONS AT NOVEMBER 30, 2008 (VALUE IN $000S)

FUND                                           LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
-----------------------------------------------------------------------------------------
AlphaShares China Real Estate                  $13,819        $ 63         $ -    $13,882
-----------------------------------------------------------------------------------------
AlphaShares China Small Cap                     12,464         234           -    $12,698
-----------------------------------------------------------------------------------------
BNY Mellon Frontier Markets                     10,201         246           -    $10,447
-----------------------------------------------------------------------------------------
Clear Global Exchanges, Brokers
& Asset Managers                                 4,705           5           -    $ 4,710
-----------------------------------------------------------------------------------------
Clear Global Timber                             26,084           -           -    $26,084
-----------------------------------------------------------------------------------------
Delta Global Shipping                            9,005           -           -    $ 9,005
-----------------------------------------------------------------------------------------
Robb Report Global Luxury                        4,306           -           -    $ 4,306
-----------------------------------------------------------------------------------------
SWM Canadian Energy Income                      19,487           -           -    $19,487
-----------------------------------------------------------------------------------------
Zacks Country Rotation                           5,058           -           -    $ 5,508
-----------------------------------------------------------------------------------------
Zacks International Multi-Asset Income           9,594           -           -    $ 9,594
-----------------------------------------------------------------------------------------

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimate may subsequently be revised on information received from MLPs after their tax reporting periods conclude.

(c) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period.


66 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d) DISTRIBUTIONS

The Funds intend to pay substantially all of their net investment income to Shareholders through annual distributions, except for Delta Global Shipping, Zacks International Multi-Asset Income and SWM Canadian Energy Income which will pay a quarterly distribution. In addition, the Funds intend to distribute any capital gains to Shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) OFFERING COSTS

For Clear Global Exchanges, Brokers & Asset Managers; Robb Report Global Luxury; SWM Canadian Energy Income; Zacks Country Rotation and Zacks International Multi-Asset Income, offering costs in the amount of $49,000 were incurred by each Fund, and are being amortized over a one-year period from each Fund's commencement of operations. For AlphaShares China Real Estate; AlphaShares China Small Cap; BNY Mellon Frontier Markets; Clear Global Timber; and Delta Global Shipping, offering costs are being accrued at an annual rate of the lesser of actual costs incurred or 0.25% of average daily net assets over the first year of operations. For these three funds, Claymore Advisors, LLC has agreed to pay all offering costs in excess of 0.25%.

(f) SECURITY LENDING

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations. None of the Funds had lent securities outstanding as of November 30, 2008.

Note 3 - INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS:
Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the "Adviser"),the Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

FUND                                                        RATE
----------------------------------------------------------------
AlphaShares China Real Estate                              0.50%
AlphaShares China Small Cap                                0.55%
BNY Mellon Frontier Markets                                0.50%
Clear Global Exchanges, Brokers & Asset Managers           0.50%
Clear Global Timber                                        0.50%
Delta Global Shipping                                      0.50%
Robb Report Global Luxury                                  0.50%
SWM Canadian Energy Income                                 0.50%
Zacks Country Rotation                                     0.50%
Zacks International Multi-Asset Income                     0.50%

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

NET ASSETS                                                  RATE
----------------------------------------------------------------
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%

For the period ended November 30, 2008, each Fund recognized Fund Administration expenses and waived Fund Administration expenses as follows:

                                        FUND ADMINISTRATION  FUND ADMINISTRATION
                                                    EXPENSE       EXPENSE WAIVED
--------------------------------------------------------------------------------
AlphaShares China Real Estate                      $  3,013             $  3,013
AlphaShares China Small Cap                           2,171                2,171
BNY Mellon Frontier Markets                           1,654                1,654
Clear Global Exchanges, Brokers & Asset Managers      1,633                1,633
Clear Global Timber                                   6,017                    0
Delta Global Shipping                                   484                  484
Robb Report Global Luxury                               924                  924
SWM Canadian Energy Income                            4,133                    -
Zacks Country Rotation                                1,031                1,031
Zacks International Multi-Asset Income                1,443                1,443

The Bank of New York Mellon ("BNY") acts as the Funds' custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.



                                      SemiAnnual Report | November 30, 2008 | 67

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


The Funds' Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding the following percentages of average net assets per year, at least until December 31, 2011:

FUND                                                           RATE
-------------------------------------------------------------------
AlphaShares China Real Estate                                 0.65%
AlphaShares China Small Cap                                   0.70%
BNY Mellon Frontier Markets                                   0.65%
Clear Global Exchanges, Brokers & Asset Manager               0.65%
Clear Global Timber                                           0.65%
Delta Global Shipping                                         0.65%
Robb Report Global Luxury                                     0.70%
SWM Canadian Energy Income                                    0.65%
Zacks Country Rotation                                        0.65%
Zacks International Multi-Asset Income                        0.65%

The offering costs excluded from the expense cap are (a) legal fees pertaining to the Funds' shares offered for sale; (b) SEC and state registration fees; and
(c) initial fees paid to be listed on an exchange. The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to each Fund's commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense cap.

For the period ended November 30, 2008, the Adviser waived fees and assumed the following fees and expenses:

                                                                      CUMULATIVE
                                                ADVISORY             POTENTIALLY
                                                    FEES   EXPENSES  RECOVERABLE
                                                  WAIVED    ASSUMED      EXPENSE
--------------------------------------------------------------------------------
AlphaShares China Real Estate                   $ 54,783   $  3,669    $ 129,411
AlphaShares China Small Cap                       43,422     10,642      114,705
BNY Mellon Frontier Markets                       30,081     26,837       56,918
Clear Global Exchanges, Brokers & Asset Managers  29,688     28,693      179,477
Clear Global Timber                               50,936          -      140,230
Delta Global Shipping                              8,803     24,048       32,851
Robb Report Global Luxury                         16,795     86,861      279,577
SWM Canadian Energy Income                        53,672          -      158,750
Zacks Country Rotation                            18,741     35,963      162,616
Zacks International Multi-Asset Income            26,238     40,775      191,246

Certain officers and/or trustees of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and /or trustees who are officers or directors of the Adviser.

LICENSING FEE AGREEMENTS:

The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

FUND                                                                    LICENSOR
--------------------------------------------------------------------------------
AlphaShares China Real Estate                                  AlphaShares, Inc.
AlphaShares China Small Cap                                    AlphaShares, Inc.
BNY Frontier Markets                                 The Bank of New York Mellon
Clear Global Exchanges, Brokers & Asset Managers               Clear Indexes LLC
Clear Global Timber                                            Clear Indexes LLC
Delta Global Shipping                                      Delta Global Advisors
Robb Report Global Luxury                   CurtCo Robb Media, LLC, Publisher of
                                                            Robb Report Magazine
SWM Canadian Energy Income                   Sustainable Wealth Management, Ltd.
Zacks Country Rotation                           Zacks Investment Research, Inc.
Zacks International Multi-Asset Income           Zacks Investment Research, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in Shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap.

Note 4 - FEDERAL INCOME TAXES:

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At November 30, 2008, the cost of investments and accumulated unrealized appreciation/ depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

                                                                           NET TAX
                                COST OF     GROSS TAX     GROSS TAX     UNREALIZED
                        INVESTMENTS FOR    UNREALIZED    UNREALIZED   APPRECIATION
                           TAX PURPOSES  APPRECIATION  DEPRECIATION  (DEPRECIATION)
-----------------------------------------------------------------------------------
AlphaShares China
Real Estate                 $34,189,183     $       -  $(20,307,225) $ (20,307,225)
AlphaShares China
Small Cap                    23,683,413        21,128   (11,006,145)   (10,985,017)
BNY Mellon Frontier Markets  20,008,241             -    (9,561,163)    (9,561,163)
Clear Global Exchanges,
Brokers & Asset Managers     12,498,539         2,615    (7,791,532)    (7,788,917)
Clear Global Timber          50,662,395       229,752   (24,808,546)   (24,578,794)
Delta Global Shipping        15,747,359             -    (6,742,001)    (6,742,001)
Robb Report Global Luxury     9,452,193        25,459    (5,172,123)    (5,146,664)
SWM Canadian Energy Income   34,084,940             -   (14,598,420)   (14,598,420)
Zacks Country Rotation        9,776,404        29,536    (4,747,693)    (4,718,157)
Zacks International
Multi-Asset Income           14,438,800        21,329    (4,865,763)    (4,844,434)


68 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Tax components of the following balances as of May 31, 2008 were as follows:

                                                                  UNDISTRIBUTED
                                             UNDISTRIBUTED     LONG-TERM GAINS/
                                          ORDINARY INCOME/         (ACCUMULATED
                                              (ACCUMULATED              CAPITAL
                                             ORDINARY LOSS)        & OTHER LOSS
--------------------------------------------------------------------------------
AlphaShares China Real Estate                   $  245,091          $  (115,547)
AlphaShares China Small Cap                        103,052              (29,278)
Clear Global Exchanges, Brokers & Asset Managers   179,793           (1,319,074)
Clear Global Timber                                360,121             (905,707)
Robb Report Global Luxury                           66,468             (583,922)
SWM Canadian Energy Income                         372,902             (111,507)
Zacks Country Rotation                             157,152                    -
Zacks International Multi-Asset Income             110,710             (776,387)

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the period ended May 31, 2008 was as follows:

                                                              DISTRIBUTIONS PAID
                                                            FROM ORDINARY INCOME
--------------------------------------------------------------------------------
Clear Global Exchanges, Brokers & Asset Manager                       $   48,000
Clear Global Timber                                                       50,400
Robb Report Global Luxury                                                 16,000
SWM Canadian Energy Income                                               876,000
Zacks Country Rotation                                                    35,000
Zacks International Multi-Asset Income                                   248,000

At May 31, 2008, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                          CAPITAL LOSS AVAILABLE
                                                                    THROUGH 2016
--------------------------------------------------------------------------------
Clear Global Exchanges, Brokers & Asset Managers                       $     735
Robb Report Global Luxury                                                    432
Zacks International Multi-Asset Income                                   434,730

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the period ended May 31, 2008, the following Funds incurred and will elect to defer net capital and currency losses as follows:

                                                                    POST-OCTOBER
                                                                         FOREIGN
                                                   POST-OCTOBER         CURRENCY
                                                         LOSSES     TRANSACTIONS
--------------------------------------------------------------------------------
AlphaShares China Real Estate                        $  115,547          $   369
AlphaShares China Small Cap                              29,278              268
Clear Global Exchanges, Brokers & Asset Managers      1,318,339            7,824
Clear Global Timber                                     905,707           25,100
Robb Report Global Luxury                               583,490               43
SWM Canadian Energy Income                              111,507           15,041
Zacks Country Rotation                                        -           10,248
Zacks International Multi-Asset Income                  341,657            8,963

On July 13, 2006, the FASB released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of November 30, 2008.

FIN 48 requires the Funds to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of November 30, 2008, open Federal and state income tax years include the tax year ended May 31, 2008. The Funds have no examination in progress.

Note 5 - INVESTMENT TRANSACTIONS:
For the period ended November 30, 2008, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

                                                        PURCHASES          SALES
--------------------------------------------------------------------------------
AlphaShares China Real Estate                         $ 1,737,336    $ 1,325,341
AlphaShares China Small Cap                               478,296        308,855
BNY Mellon Frontier Markets                             1,503,349      1,446,697
Clear Global Exchanges, Brokers & Asset Managers        4,343,651      4,439,955
Clear Global Timber                                    14,376,807     13,958,846
Delta Global Shipping                                   1,087,503        955,694
Robb Report Global Luxury                                 260,589        268,967
SWM Canadian Energy Income                             18,104,216     17,597,965
Zacks Country Rotation                                  8,027,302      7,958,747
Zacks International Multi-Asset Income                  7,314,315      7,286,411

For the period ended November 30, 2008, in-kind transactions were as follows:

                                                        PURCHASES          SALES
--------------------------------------------------------------------------------
AlphaShares China Real Estate                         $ 4,542,968    $ 2,968,396
AlphaShares China Small Cap                            25,838,300      9,643,561
BNY Mellon Frontier Markets                            20,193,178              -
Clear Global Exchanges, Brokers & Asset Managers                -      4,045,538
Clear Global Timber                                     3,455,479      5,982,637
Delta Global Shipping                                  16,444,564        687,026
Robb Report Global Luxury                                       -              -
SWM Canadian Energy Income                             16,298,794      7,897,339
Zacks Country Rotation                                          -              -
Zacks International Multi-Asset Income                  6,881,719              -

Note 6 - CAPITAL:

Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 80,000 to 200,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from $500 to $7,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to trans-


                                      SemiAnnual Report | November 30, 2008 | 69

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


actions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 - DISTRIBUTION AGREEMENT:

The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees.

Note 8 - INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 - ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of November 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 10 - SUBSEQUENT EVENT:
Subsequent to November 30, 2008, the Board of Trustees declared the following quarterly dividends payable on December 31, 2008 to shareholders of record on December 29, 2008. The dividend rates per common share were as follows:

FUND                                                           RATE
-------------------------------------------------------------------
AlphaShares China Real Estate                           $     0.383
AlphaShares China Small Cap                                   0.095
BNY Mellon Frontier Markets                                   0.089
Clear Global Exchanges, Brokers & Asset Managers              0.667
Clear Global Timber                                           0.408
Delta Global Shipping                                         0.295
Robb Report Global Luxury                                     0.288
SWM Canadian Energy Income                                    0.422
Zacks Country Rotation                                        0.600
Zacks International Multi-Asset Income                        0.272


70 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2

Supplemental INFORMATION | (unaudited)


TRUSTEES

The Trustees of the Claymore Exchange-Traded Fund Trust 2 and their principal business occupations during the past five years:

NAME, ADDRESS*, YEAR           TERM OF OFFICE**  PRINCIPAL OCCUPATIONS DURING               NUMBER OF FUNDS
OF BIRTH AND POSITION(S)       AND LENGTH OF     THE PAST FIVE YEARS AND                    IN FUND COMPLEX***   OTHER DIRECTORSHIPS
HELD WITH REGISTRANT           TIME SERVED       OTHER AFFILIATIONS                         OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes              Since 2006        Private Investor (2001-present).              43                None
Year of Birth: 1951                              Formerly, Senior Vice President &
Trustee                                          Treasurer, PepsiCo, Inc.
                                                 (1993-1997), President, Pizza Hut
                                                 International (1991-1993) and
                                                 Senior Vice President, Strategic
                                                 Planning and New Business
                                                 Development (1987-1990) of PepsiCo,
                                                 Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg               Since 2006        Partner of Nyberg & Cassioppi, LLC,           46                None
Year of Birth: 1953                              a law firm specializing in
Trustee                                          corporate law, estate planning and
                                                 business transactions
                                                 (2000-present). Formerly, Executive
                                                 Vice President, General Counsel and
                                                 Corporate Secretary of Van Kampen
                                                 Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.          Since 2006        Retired. Formerly, Vice President,            43                None
Year of Birth: 1958                              Manager and Portfolio Manager of
Trustee                                          Nuveen Asset Management
                                                 (1998-1999), Vice President of
                                                 Nuveen Investment Advisory Corp.
                                                 (1992-1999), Vice President and
                                                 Manager of Nuveen Unit Investment
                                                 Trusts (1991-1999), and Assistant
                                                 Vice President and Portfolio
                                                 Manager of Nuveen Unit Investment
                                                 Trusts (1988-1999), each of John
                                                 Nuveen & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
====================================================================================================================================
Nicholas Dalmaso+              Since 2006        Attorney. Formerly, Senior Managing           45                None
Year of Birth: 1965                              Director and Chief Administrative
Trustee                                          Officer (2007-2008) and General
                                                 Counsel (2001-2007) of Claymore
                                                 Advisors, LLC and Claymore
                                                 Securities, Inc. Formerly,
                                                 Assistant General Counsel, John
                                                 Nuveen and Co., Inc. (1999-2000).
                                                 Former Vice President and Associate
                                                 General Counsel of Van Kampen
                                                 Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Dalmaso is an "interested person" (as defined in Section 2(a) (19) of the 1940 Act) of the Trust because of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.


                                      SemiAnnual Report | November 30, 2008 | 71

Claymore Exchange-Traded Fund Trust 2 | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS

The Officers of the Trust and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND  TERM OF OFFICE** AND   PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT   LENGTH OF TIME SERVED  AND OTHER AFFILIATIONS
====================================================================================================================================
OFFICERS:
====================================================================================================================================
J. Thomas Futrell                  Since 2008             Senior Managing Director and Chief Investment Officer of Claymore
Year of Birth: 1955                                       Advisors, LLC and Claymore Securities, Inc. (2008-present).
Chief Executive Officer                                   Formerly, Managing Director of Research, Nuveen Asset Management
                                                          (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                     Since 2006             Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                       Securities, Inc. (2005-present); Formerly, Chief Financial
Chief Accounting Officer, Chief                           Officer of Claymore Group Inc. (2005-2006); Managing Director of
Financial Officer and Treasurer                           Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005);
                                                          Treasurer of Henderson Global Funds and Operations Manager for
                                                          Henderson Global Investors (NA) Inc., (2002-2003); Managing
                                                          Director, FrontPoint Partners LLC (2001-2002); Vice President,
                                                          Nuveen Investments (1999-2001).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                  Since 2008             Senior Managing Director and General Counsel of Claymore
Year of Birth: 1959                                       Advisors, LLC and Claymore Group Inc. (2007-Present). Formerly,
Chief Legal Officer                                       Associate General Chief Legal Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and
                                                          Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                        Since 2006             Vice President, Fund Compliance Officer of Claymore Group Inc.
Year of Birth: 1957                                       (2006-present). Formerly, Chief Compliance Officer/Assistant
Chief Compliance Officer                                  Secretary of Harris Investment Management, Inc. (2003-2006).
                                                          Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                  Since 2006             Vice President, Assistant General Counsel of Claymore Group Inc.
Year of Birth: 1978                                       (2005-present). Secretary of certain funds in the Fund Complex;
Secretary                                                 Formerly, Associate, Vedder Price, P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
William H. Belden, III             Since 2006             Managing Director of Claymore Advisors, LLC (2005-present).
Year of Birth: 1965                                       Formerly, Vice President of Product Management at Northern Trust
Vice President                                            Global Investments (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------
Chuck Craig                        Since 2006             Managing Director (2006-present), Vice President (2003-2006) of
Year of Birth: 1967                                       Claymore Advisors, LLC. Formerly, Assistant Vice President, First
Vice President                                            Trust Portfolios, L.P. (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


72 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2

Board Considerations Regarding Approval of
INVESTMENT ADVISORY AGREEMENT | (unaudited)


CLAYMORE/BNY MELLON FRONTIER MARKETS ETF

The Advisory Agreement between Claymore Advisors, LLC (the "Investment Adviser") and the Trust on behalf of the above-named fund ("Fund") was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on April 10, 2008. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund. The independent trustees, with the assistance of independent legal counsel, met separately from the "interested" trustee of the Trust and officers and employees of the Investment Adviser to consider approval of the Advisory Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for the Fund, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for the Fund, the Investment Adviser's Form ADV, financial information regarding the Investment Adviser and its parent company, information describing the Investment Adviser's current organization and the background and experience of the persons who would be responsible for the management of the Fund, the anticipated financial support of the Fund and the nature and quality of services provided to other exchange-traded ("ETFs") and closed-end funds by the Investment Adviser. The Board also considered the services to be provided by the Investment Adviser in its oversight of the Fund's custodian, transfer agent, and accounting agent, as well as the index licensor for the Fund, and noted the significant time and effort that would be devoted to this oversight function. Since the Fund is newly organized and has no investment performance, the Board did not consider investment performance. Based upon its review, the Board concluded that the Investment Adviser was qualified to manage the Fund and to oversee the services to be provided by other service providers and that the services to be provided by the Investment Adviser to the Fund are expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Fund as well as the proposed expense limitation for the Fund. The Board noted that because the Fund was newly organized and had no assets, the Investment Adviser did not provide profitability information. However, based upon the proposed expense limitation for the Fund, the Board concluded that profitability was not expected to be unreasonable.

The Board also reviewed information provided by the Investment Adviser showing the proposed advisory fee for the Fund as compared to those of a peer group of ETFs provided by the Investment Adviser. The Board noted the services to be provided by the Investment Adviser for the annual advisory fee of the Fund's average daily net assets of 0.50% for the Fund. The Board also considered that the Investment Adviser had contractually agreed to pay expenses of the Fund to the extent necessary to absorb the annual operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, a portion of the offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a certain amount, until the earlier of December 31, 2010 or termination of the Advisory Agreement. The Board considered that the Fund's proposed advisory fee was within range of those in the peer group of ETFs provided by the Investment Adviser. The Board concluded that the Fund's advisory fee was reasonable given the nature, extent and anticipated quality of the services to be provided under the Advisory Agreement and the expense limitation that would be in place.

The Board considered the extent to which economies of scale would be realized as the Fund grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund's investors. Because the Fund is newly organized, the Board reviewed the Fund's proposed expense limitation and determined to review economies of scale in the future when the Fund had attracted assets. The Board also noted that the terms of the expense reimbursement agreement that the Investment Adviser had entered into with the Fund allows the Investment Adviser for a period of five years subsequent to the Fund's commencement of operations to recover from the Fund's fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including certain of the recovered expenses falls below the expense limitation.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administration Agreement with the Trust. The Board concluded that the advisory fees were reasonable, taking into account these benefits.


                                      SemiAnnual Report | November 30, 2008 | 73

Claymore Exchange-Traded Fund Trust 2

Board Considerations Regarding Approval of
INVESTMENT ADVISORY AGREEMENT | (unaudited)


CLAYMORE/DELTA GLOBAL SHIPPING INDEX ETF

The Advisory Agreement between Claymore Advisors, LLC (the "Investment Adviser") and the Trust on behalf of the above-named fund ("Fund") was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on August 4, 2008. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund. The independent trustees, with the assistance of independent legal counsel, met separately from the "interested" trustee of the Trust and officers and employees of the Investment Adviser to consider approval of the Advisory Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for the Fund, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for the Fund, the Investment Adviser's Form ADV, financial information regarding the Investment Adviser and its parent company, information describing the Investment Adviser's current organization and the background and experience of the persons who would be responsible for the management of the Fund, the anticipated financial support of the Fund and the nature and quality of services provided to other exchange-traded ("ETFs") and closed-end funds by the Investment Adviser. The Board also considered the services to be provided by the Investment Adviser in its oversight of the Fund's custodian, transfer agent, and accounting agent, as well as the index licensor for the Fund, and noted the significant time and effort that would be devoted to this oversight function. Since the Fund is newly organized and has no investment performance, the Board did not consider investment performance of the Fund. Based upon its review, the Board concluded that the Investment Adviser was qualified to manage the Fund and to oversee the services to be provided by other service providers and that the services to be provided by the Investment Adviser to the Fund were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Fund as well as the proposed expense limitation for the Fund. The Board noted that because the Fund was newly organized and had no assets, the Investment Adviser did not provide profitability information. However, based upon the proposed expense waiver and reimbursement agreement for the Fund, the Board concluded that profitability was not expected to be unreasonable.

The Board also reviewed information provided by the Investment Adviser showing the proposed advisory fee for the Fund as compared to those of a peer group of ETFs provided by the Investment Adviser. The Board noted the services to be provided by the Investment Adviser for the annual advisory fee of 0.50% of the Fund's average daily net assets. The Board also considered that the Investment Adviser had contractually agreed to pay expenses of the Fund to the extent necessary to absorb certain annual operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, a portion of the offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) over a certain amount, until the earlier of December 31, 2010 or termination of the Advisory Agreement. The Board considered that the Fund's proposed advisory fee was within range of those in the peer group of ETFs provided by the Investment Adviser. The Board concluded that the Fund's advisory fee was reasonable given the nature, extent and anticipated quality of the services to be provided under the Advisory Agreement and the expense waiver and reimbursement agreement that would be in place.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund's investors. Because the Fund was newly organized, the Board reviewed the Fund's expense waiver and reimbursement agreement and determined to review economies of scale in the future when the Fund had attracted assets. The Board also noted that the terms of the expense waiver and reimbursement agreement that the Investment Adviser had entered into with the Fund allows the Investment Adviser for a period of five years subsequent to the Fund's commencement of operations to recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including certain of the recovered expenses, falls below the expense limitation.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administration Agreement with the Trust. The Board concluded that the advisory fee was reasonable, taking into account these benefits.


74 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust 2


Board Considerations Regarding the Annual Review of the
INVESTMENT ADVISORY AGREEMENTS | (unaudited)

On July 23 and August 4, 2008, the Board of Trustees (the "Board"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Independent Trustees) of the Board of the Claymore Exchange-Traded Fund Trust 2 (the "Trust," with the separate series thereof referred to individually as a "Fund" and collectively as the "Funds") met to consider the renewal of the investment advisory agreements ("Advisory Agreements") between the Trust and Claymore Advisors, LLC ("Adviser") on behalf of the following Funds:

CLAYMORE EXCHANGE-TRADED FUND TRUST 2
CLAYMORE/ZACKS COUNTRY ROTATION ETF
CLAYMORE/SWM CANADIAN ENERGY INCOME INDEX ETF
CLAYMORE/CLEAR GLOBAL EXCHANGES, BROKERS & ASSET MANAGERS INDEX ETF CLAYMORE/ZACKS INTERNATIONAL MULTI-ASSET INCOME INDEX ETF
CLAYMORE/ROBB REPORT GLOBAL LUXURY INDEX ETF

As part of its review process, the Nominating and Governance Committee of the Board (referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Funds.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information and a supplemental request for information to the Adviser. The Adviser provided extensive information in response to the requests. Among other information, the Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser, information comparing the investment performance, advisory fees and total expenses of the Funds to other exchange-traded funds ("ETFs"), information about the profitability from the Advisory Agreements to the Adviser and the compliance policies and procedures adopted by the Adviser.

Based upon its review, the Committee and the Board concluded that it was in the best interests of the Funds to renew the Advisory Agreements and, accordingly, recommend to the Board the renewal of the Advisory Agreements. In reaching this conclusion for the Funds, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

In evaluating the nature, extent and quality of the Adviser's services, the Board reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's organization and the background and experience of the persons responsible for the day-to-day management of the Funds. The Board also considered the secondary market support provided by the Adviser to the Funds, including the Adviser's efforts to educate investment professionals about the Funds and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's financial obligations under the Advisory Agreements. The Board reviewed information on the performance of the Funds and the performance of their benchmark indices. The Board also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance. The Board concluded that each of the Funds is correlated to its underlying index and that the tracking error for each Fund was within a reasonable range in that Fund's particular circumstances. Based on its review, the Board found that the nature and extent of services provided to the Funds under the Advisory Agreements was appropriate and that the quality was satisfactory.

The Board reviewed and discussed the information provided by the Adviser on each Fund's advisory fee and expense ratio, as compared to comparable ETFs provided by the Adviser. The Board noted that the annual advisory fee was identical (0.50% of average net assets), except for the advisory fee for the Claymore/Morningstar Manufacturing Super Sector Index ETF, the Claymore/Morningstar Information Super Sector Index ETF and the Claymore/Morningstar Services Super Sector Index ETF (for which the annual advisory fee was 0.40% of average net assets), and that the Adviser had contractually agreed to waive the fee and/or reimburse expenses to absorb certain annual operating expenses of each Fund (excluding interest expenses, a portion of each Fund's licensing fees, a portion of the offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a certain amount, until the earlier of December 31, 2010 or termination of the Advisory Agreement. The Board noted that the advisory fees were generally within the range of the ETF peer funds. With respect to the Funds' net expense ratios, the Board noted that the net expense ratios were generally at the higher end of the ETF peer funds. The Board noted, however, the Adviser's statement that the net expense ratios for the Funds were expected to decline in the coming year due to the realization of fee concessions that the Adviser had negotiated from certain of the Funds' service providers and for those funds that had been in operation for more than twelve months, that offering costs were no longer being amortized. The Board concluded that the advisory fee for each Fund was reasonable under the circumstances and in light of the quality of services provided and the expense waiver and reimbursement agreement in place.

In conjunction with its review of fees, the Board also considered information provided by the Adviser on the revenues received by the Adviser under the Advisory Agreements, as well as the fees waived and expenses reimbursed by the Adviser for the Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds, which resulted in no profit to the Adviser.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed each Fund's asset size, expense ratio, expense waiver and reimbursement agreement with the Adviser and whether the investment process produced economies of scale. The Board considered the Adviser's statement that, while it has experienced economies of scale as an organization through the introduction of new products, it is concurrently incurring new costs from increased staff and upgraded systems. Accordingly, the Board concluded that fee levels were appropriate.

The Board considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative services fees received by the Adviser from serving as administrator provide it with additional revenue, but the Board concluded that the advisory fees were reasonable taking into account any benefits from such administration agreements. The Board noted that the Adviser does not have any soft-dollar arrangements.

OVERALL CONCLUSIONS
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements continue to be fair and reasonable and that the continuation of the Advisory Agreements is in the best interests of the Funds.


                                      SemiAnnual Report | November 30, 2008 | 75

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Claymore Exchange-Traded Fund Trust 2


Trust INFORMATION |


BOARD OF TRUSTEES
Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.


* Trustee is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of the Adviser and certain of its affiliates and his equity ownership in the Adviser and certain of its affiliates.


OFFICERS

J. Thomas Futrell
Chief Executive Officer

Steven M. Hill
Chief Accounting Officer,
Chief Financial Officer and Treasurer

Kevin M. Robinson
Chief Legal Officer

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

William H. Belden III
Vice President

Chuck Craig
Vice President

INVESTMENT ADVISER
Claymore Advisors, LLC
Lisle, IL

DISTRIBUTOR
Claymore Securities, Inc.
Lisle, IL

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, IL

ACCOUNTING AGENT, CUSTODIAN
AND TRANSFER AGENT
The Bank of New York Mellon
New York, NY

LEGAL COUNSEL
Clifford Chance US LLP
New York, NY

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


PRIVACY PRINCIPLES OF THE TRUST FOR SHAREHOLDERS

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

QUESTIONS CONCERNING YOUR SHARES OF THE TRUST?

o If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 949-3837 or by accessing the Funds' Form N-PX on the SEC's website at www.sec.gov or www.claymore.com.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.


                                      SemiAnnual Report | November 30, 2008 | 79

Claymore Exchange-Traded Fund Trust 2

About the FUND MANAGER |


CLAYMORE ADVISORS, LLC

Claymore Advisors, LLC manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Claymore entities have provided supervision, management, servicing or distribution on approximately $10.4 billion in assets as of November 30, 2008. Claymore currently offers exchange-traded funds, closed-end funds, and unit investment trusts.


PORTFOLIO MANAGEMENT

The portfolio manager who is currently responsible for the day-to-day management of the Funds' portfolio is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Before joining Claymore Securities, Inc., Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity-research analyst and portfolio manager within the Equity Strategy Research group. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.


CLAYMORE EXCHANGE-TRADED FUND TRUST 2 OVERVIEW

The Claymore Exchange-Traded Fund Trust 2 (the "Trust") is an investment company consisting of 13 separate exchange-traded "index funds" as of November 30, 2008. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.




THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND INCLUDING A DISCUSSION OF INVESTMENT OBJECTIVES, RISKS, ONGOING EXPENSES AND SALES CHARGES. IF A PROSPECTUS DID NOT ACCOMPANY THIS REPORT, YOU CAN OBTAIN ONE FROM YOUR FINANCIAL ADVISER, FROM OUR WEBSITE AT HTTP://WWW.CLAYMORE.COM OR BY CALLING
(888) 949-3837. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. THE STATEMENT OF ADDITIONAL INFORMATION THAT INCLUDES INFORMATION ABOUT THE TRUSTEES IS ALSO AVAILABLE, WITHOUT CHARGE, UPON REQUEST VIA OUR WEBSITE AT HTTP://WWW.CLAYMORE.COM OR BY CALLING (888) 949-3837. ALL FUNDS ARE SUBJECT TO MARKET RISK AND SHARES WHEN SOLD MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN LOSE MONEY INVESTING IN THE FUNDS.


CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC


                         NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE


(01/09)


                                                               ETFT-002-SAR-1108

ITEM 2.  CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On February 4, 2009, the registrant's Board of Trustees (the "Board") approved a revised written charter (the "Nominating and Governance Charter") for its nominating and governance committee (the "Nominating and Governance Committee") that contains changes to the procedures by which shareholders may recommend nominees to the Board.

Under the Nominating and Governance Charter, the previously existing procedures by which shareholders may recommend nominees to the Board remain in effect. In addition to these previously existing procedures, the Nominating and Governance Charter includes a new requirement that following the submission by a shareholder of a Trustee candidate recommendation, such Trustee candidate must
(i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the Investment Company Act of 1940; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that based on such evaluation, the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:      /s/ J. Thomas Futrell
         ----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    February 5, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    February 5, 2009

By:      /s/ Steven M. Hill
         -----------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    February 5, 2009